SCHEDULE I-A
SCHEDULE OF GROUP I HOME EQUITY LOANS

On file with the Securities Administrator

SCHEDULE I-B SCHEDULE OF GROUP 2 HOME EQUITY LOANS

On file with the Securities Administrator

SCHEDULE I-C PREPAYMENT CHARGE SCHEDULE

On file with the Securities Administrator

SCHEDULE I-D EARLY PAYMENT DEFAULT SCHEDULE On file with the Servicer

SCHEDULE I-E EARLY PAYMENT DEFAULT SCHEDULE On file with the Servicer

SCHEDULE I-F [RESERVED]

SCHEDULE I-G
[RESERVED]

SCHEDULE I-H
SWAP AGREEMENT SCHEDULE OF NOTIONAL AMOUNTS

Distribution Date	Notional Amount($)	Payment Factor	Distribution Date	Notional Amount($)	Payment Factor
07/25/07	14,394,325	100	07/25/10	2,523,110	100
08/25/07	14,098,323	100	08/25/10	2,523,110	100
09/25/07	13,761,233	100	09/25/10	2,523,110	100
10/25/07	13,384,511	100	10/25/10	2,523,110	100
11/25/07	12,970,474	100	11/25/10	2,492,406	100
12/25/07	12,523,789	100	12/25/10	2,452,884	100
01/25/08	12,053,083	100	01/25/11	2,451,188	100
02/25/08	11,572,509	100	02/25/11	2,437,843	100
03/25/08	11,103,102	100	03/25/11	2,419,592	100
04/25/08	10,650,639	100	04/25/11	2,349,215	100
05/25/08	10,214,457	100	05/25/11	2,269,364	100
06/25/08	9,793,968	100	06/25/11	2,192,279	100
07/25/08	9,388,609	100	07/25/11	2,117,861	100
08/25/08	8,996,090	100	08/25/11	2,046,016	100
09/25/08	8,612,596	100	09/25/11	1,976,654	100
10/25/08	8,224,842	100	10/25/11	1,909,686	100
11/25/08	7,809,874	100	11/25/11	1,845,029	100
12/25/08	7,357,017	100	12/25/11	1,782,600	100
01/25/09	6,842,372	100	01/25/12	1,722,313	100
02/25/09	6,324,912	100	02/25/12	1,664,094	100
03/25/09	5,847,303	100	03/25/12	1,607,867	100
04/25/09	5,414,462	100	04/25/12	1,553,572	100
05/25/09	5,037,500	100	05/25/12	1,501,144	100
06/25/09	4,720,329	100	06/25/12	1,450,517	100
07/25/09	4,475,156	100	07/25/12	1,401,630	100
08/25/09	4,264,321	100	08/25/12	1,354,421	100
09/25/09	4,060,893	100	09/25/12	1,308,832	100
10/25/09	3,864,606	100	10/25/12	1,264,805	100
11/25/09	3,675,208	100	11/25/12	1,222,286	100
12/25/09	3,492,455	100	12/25/12	1,181,223	100
01/25/10	3,316,122	100	01/25/13	1,141,565	100
02/25/10	3,145,988	100	02/25/13	1,103,262	100
03/25/10	2,981,849	100	03/25/13	1,066,268	100
04/25/10	2,823,470	100	04/25/13	1,030,538	100
05/25/10	2,670,623	100	05/25/13	996,026	100
06/25/10	2,523,110	100	06/25/13	962,691	100

EXHIBIT A-1

FORM OF CLASS 1-AV-1 CERTIFICATE

SOLELY FOR FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS OWNERSHIP OF A CLASS OF “REGULAR INTERESTS” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT” (“REMIC”) AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTION 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), ASSUMING COMPLIANCE WITH THE REMIC PROVISIONS OF THE CODE.

IN THE CASE OF AN ERISA-RESTRICTED SWAP CERTIFICATE, PRIOR TO THE TERMINATION OF THE INTEREST RATE SWAP AGREEMENT NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS (i) SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (“PLAN”) OR (ii) THE ACQUISITION AND HOLDING OF THE ERISA-RESTRICTED SWAP CERTIFICATE ARE ELIGIBLE FOR EXEMPTIVE RELIEF UNDER THE STATUTORY EXEMPTION FOR NONFIDUCIARY SERVICE PROVIDERS UNDER SECTION 408(b)(17) OF ERISA AND SECTION 4975(D)(20) OF THE CODE, PROHIBITED TRANSACTION EXEMPTION (“PTCE”) 84-14, PTCE 90-1, PTCE 91-38, PTCE 95-60 OR PTCE 96-23 OR SOME OTHER APPLICABLE EXEMPTION.

HOME EQUITY LOAN TRUST 2007-FRE1
HOME EQUITY LOAN ASSET-BACKED CERTIFICATE
CLASS 1-AV-1
(Variable Certificate Rate)
(subject to the Group 1 Net WAC Cap)
Representing Certain Interests Relating to two Pools of Home Equity Loans Sold and Serviced by
NATIONSTAR MORTGAGE LLC

(This Certificate does not represent an interest in, or an obligation of, nor are the underlying Home Equity Loans insured or guaranteed by, Nationstar Funding LLC (the “Depositor”) or Nationstar Mortgage LLC, a Delaware limited liability company (the “Seller” or the “Servicer”).  This Certificate represents a fractional ownership interest in the Group I and Group II Home Equity Loans and certain other property held by the Trust.)

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Issuer (“Home Equity Loan Trust 2007-FRE1”) or its agent for registration of transfer, exchange, or payment and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

No: 1-AV-1-1		43710X AA6 CUSIP
$635,924,000 Original Class 1-AV-1 Certificate Principal Balance	July 10, 2007 Date	April 25, 2037 Final Scheduled Distribution Date

CEDE & CO.
Registered Owner

The registered Owner named above is the registered beneficial Owner of such Owner’s fractional interest in (a) the Home Equity Loans listed in Schedule I-A and Schedule I-B to the Pooling and Servicing Agreement (as defined below) which the Seller is causing to be delivered to the Depositor and the Depositor is causing to be delivered to the Securities Administrator, together with the related Home Equity Loan documents and the Depositor’s interest in any Property, and all payments thereon and proceeds of the conversion, voluntary or involuntary, of the foregoing; (b) such amounts as may be held by the Securities Administrator in the Certificate Account, together with investment earnings on such amounts, and such amounts as may be held in the name of the Securities Administrator in the Principal and Interest Account, if any, inclusive of investment earnings thereon, whether in the form of cash, instruments, securities or other properties (including any Eligible Investments held by the Servicer); (c) any amounts received by the Supplemental Interest Trustee on the Swap Agreement and such amounts as may be held by the Supplemental Interest Trustee in the Swap Account, excluding any investment earnings on such amounts; (d) such amounts as may be held by the Securities Administrator in the Net WAC Cap Carryover Reserve Fund together with investment earnings on such amounts; and (e) proceeds of all the foregoing (including, but not by way of limitation, all proceeds of any mortgage insurance, flood insurance, hazard insurance and title insurance policy relating to the Home Equity Loans, cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, rights to payment of any and every kind, and other forms of obligations and receivables which at any time constitute all or part of or are included in the proceeds of any of the foregoing) to pay the Certificates, in each case, as specified in the Pooling and Servicing Agreement ((a) - (e) above shall be collectively referred to herein as the “Trust Estate”).

The Owner hereof is entitled to principal payments on each Distribution Date, as hereinafter described, which will fully amortize such original Certificate Principal Balance of the Class 1-AV-1 Certificates over the period from the date of initial issuance of the Certificates to the Final Scheduled Distribution Date for the Class 1-AV-1 Certificates.  Therefore, the actual outstanding principal amount of this Certificate may, on any date subsequent to July 25, 2007 (the first Distribution Date), be less than the original Certificate Principal Balance of the Class 1-AV-1 Certificates set forth above.

Upon receiving the final distribution hereon, the Owner hereof is required to send this Certificate to the Securities Administrator.  The Pooling and Servicing Agreement provides that, in any event, upon the making of the final distribution due on this Certificate, this Certificate shall be deemed canceled for all purposes under the Pooling and Servicing Agreement.

NEITHER THIS CERTIFICATE NOR THE UNDERLYING HOME EQUITY LOANS ARE INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION OR ANY OTHER GOVERNMENTAL AGENCY.

THE PRINCIPAL OF THIS CERTIFICATE IS PAYABLE IN INSTALLMENTS.  THEREFORE, THE ACTUAL OUTSTANDING PRINCIPAL AMOUNT OF THIS CERTIFICATE MAY ON ANY DATE SUBSEQUENT TO JULY 25, 2007 (THE FIRST DISTRIBUTION DATE) BE LESS THAN ITS ORIGINAL CERTIFICATE PRINCIPAL BALANCE.

NOTWITHSTANDING REFERENCES HEREIN TO PRINCIPAL AND INTEREST, NO DEBT OF ANY PERSON IS REPRESENTED HEREBY.

This Certificate is one of a Class of duly-authorized Certificates designated as Home Equity Loan Trust 2007-FRE1, Home Equity Loan Asset-Backed Certificates, Class 1-AV-1 (the “Class 1-AV-1 Certificates”) and issued under and subject to the terms, provisions and conditions of that certain Pooling and Servicing Agreement dated as of June 1, 2007 (the “Pooling and Servicing Agreement”) by and among Nationstar Mortgage LLC, in its capacity as a seller (the “Seller”) and as the servicer (the “Servicer”), Wells Fargo Bank, N.A., in its capacity as master servicer (the “Master Servicer”) and securities administrator (the “Securities Administrator”), Nationstar Funding LLC, in its capacity as depositor (the “Depositor”), and The Bank of New York, in its capacity as the trustee (the “Trustee”), to which Pooling and Servicing Agreement the Owner of this Certificate by virtue of acceptance hereof assents and by which such Owner is bound.  Also issued under the Pooling and Servicing Agreement are Certificates designated as Home Equity Loan Trust 2007-FRE1 Home Equity Loan Asset-Backed Certificates, Class 2-AV-1 (the “Class 2-AV-1 Certificates”), Class 2-AV-2 (the “Class 2-AV-2 Certificates”), Class 2-AV-3 (the “Class 2-AV-3 Certificates”), Class 2-AV-4 (the “Class 2-AV-4 Certificates”), Class M-1 (the “Class M-1 Certificates”), Class M-2 (the “Class M-2 Certificates”), Class M-3 (the “Class M-3 Certificates”), Class M-4 (the “Class M-4 Certificates”), Class M-5 (the “Class M-5 Certificates”), Class M-6 (the “Class M-6 Certificates”), Class M-7A (the “Class M-7A Certificates”), Class M-7B (the “Class M-7B Certificates”), Class M-8 (the “Class M-8 Certificates”), Class M-9A (the “Class M-9A Certificates”), Class M-9B (the “Class M-9B Certificates”), Class X-IO (the “Class X-IO Certificates”), Class P (the “Class P Certificates”) and Class R (the “Class R Certificates”).  The Class 1-AV-1 Certificates, the Class 2-AV-1 Certificates, the Class 2-AV-2 Certificates, the Class 2-AV-3 Certificates, the Class 2-AV-4 Certificates, the Class M-1 Certificates, the Class M-2 Certificates, the Class M-3 Certificates, the Class M-4 Certificates, the Class M-5 Certificates, the Class M-6 Certificates, the Class M-7A Certificates, the Class M-7B Certificates, the Class M-8 Certificates, the Class M-9A Certificates and the Class M-9B Certificates shall be together referred to as the “Offered Certificates” and the Offered Certificates, the Class X-IO Certificates, the Class P Certificates and the Class R Certificates are together referred to herein as the “Certificates.”  Terms capitalized herein and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

On the 25th day of each month, or, if such day is not a Business Day, then the next succeeding Business Day (each such day being a “Distribution Date”) commencing July 25, 2007, the Owners of the Class 1-AV-1 Certificates as of the close of business on the Business Day immediately preceding a Distribution Date, or if Definitive Certificates have been issued, as of the close of business on the last Business Day of the calendar month immediately preceding the calendar month in which a Distribution Date occurs (the “Record Date”) will be entitled to receive the Class Principal Distribution Amount relating to such Certificates on such Distribution Date.  Distributions will be made in immediately available funds to Owners of Certificates having an aggregate original Certificate Principal Balance of at least $1,000,000 (by wire transfer or otherwise) to the account of an Owner at a domestic bank or other entity having appropriate facilities therefor, if such Owner has so notified the Securities Administrator, or by check mailed to the address of the person entitled thereto as it appears on the Register.

Each Owner of record of a Class 1-AV-1 Certificate will be entitled to receive such Owner’s Percentage Interest in the amounts due on such Distribution Date to the Owners of the Class 1-AV-1 Certificates.  The Percentage Interest of each Class 1-AV-1 Certificate as of any date of determination will be equal to the percentage obtained by dividing the original Certificate Principal Balance of such Class 1-AV-1 Certificate on the Startup Day by the aggregate Certificate Principal Balance of the Class 1-AV-1 Certificates on the Startup Day.

The Securities Administrator or any duly-appointed Paying Agent will duly and punctually pay distributions with respect to this Certificate in accordance with the terms hereof and the Pooling and Servicing Agreement.  Amounts properly withheld under the Code by any Person from a distribution to any Owner shall be considered as having been paid by the Securities Administrator to such Owner for all purposes of the Pooling and Servicing Agreement.

The Home Equity Loans will be serviced by the Servicer and master serviced by the Master Servicer pursuant to the Pooling and Servicing Agreement.  The Pooling and Servicing Agreement permits the Servicer to enter into Sub-Servicing Agreements with certain institutions eligible for appointment as Sub-Servicers for the servicing and administration of certain Home Equity Loans.  No appointment of any Sub-Servicer shall release the Servicer from any of its obligations under the Pooling and Servicing Agreement.

This Certificate does not represent a deposit or other obligation of, or an interest in, nor are the underlying Home Equity Loans insured or guaranteed by, Nationstar Funding LLC or Nationstar Mortgage LLC or any of their Affiliates.  This Certificate is limited in right of payment to certain collections and recoveries relating to the Home Equity Loans and amounts on deposit in the Certificate Account and the Principal and Interest Account (except as otherwise provided in the Pooling and Servicing Agreement), as more specifically set forth hereinabove and in the Pooling and Servicing Agreement.

No Owner shall have any right to institute any proceeding, judicial or otherwise, with respect to the Pooling and Servicing Agreement, or for the appointment of a receiver or trustee, or for any other remedy under the Pooling and Servicing Agreement except in compliance with the terms thereof.

Notwithstanding any other provisions in the Pooling and Servicing Agreement, the Owner of any Certificate shall have the right which is absolute and unconditional to receive distributions to the extent provided in the Pooling and Servicing Agreement with respect to such Certificate or to institute suit for the enforcement of any such distribution, and such right shall not be impaired without the consent of such Owner.

The Pooling and Servicing Agreement provides that the obligations created thereby will terminate upon the payment to the Owners of all Certificates of all amounts held by the Securities Administrator and required to be paid to such Owners pursuant to the Pooling and Servicing Agreement.

The Pooling and Servicing Agreement additionally provides that (i) the Servicer may, at its option, purchase from the Trust all remaining Home Equity Loans and other property then constituting the Trust Estate, and thereby effect early retirement of the Certificates, on any Distribution Date on or after the Clean-Up Call Date and (ii) in the event the Servicer fails to exercise its option in (i) above prior to the Distribution Date on which the aggregate outstanding Pool Balance of all of the Home Equity Loans is less than or equal to 1% of the aggregate outstanding Pool Balance of all of the Home Equity Loans as of the Cut-off Date, then the Master Servicer may, at its option, terminate the Trust after the Distribution Date that is two Distribution Dates after it has given notice to the Servicer of its intention to exercise such optional termination right and the Servicer has not elected to exercise its option to terminate the Trust.  In addition, under certain circumstances relating to the qualification of any REMIC hereunder as a REMIC under the Code, the Home Equity Loans may be sold, thereby effecting the early retirement of the Certificates.

The Securities Administrator shall give written notice of termination of the Pooling and Servicing Agreement to each Owner in the manner set forth therein.

The Owners of the majority of the Percentage Interests represented by the Certificates have the right to exercise any trust or power set forth in Section 6.11 of the Pooling and Servicing Agreement.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth and referred to on the face hereof, the transfer of this Certificate is registrable in the Register upon surrender of this Certificate for registration of transfer at the office designated as the location of the Register duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Registrar duly executed by, the Owner hereof or his attorney duly authorized in writing, and thereupon one or more new Certificates of the like Class, tenor and a like Percentage Interest will be issued to the designated transferee or transferees.

The Pooling and Servicing Agreement permits, with certain exceptions as therein provided, the amendment thereof and the modifications of rights and obligations of the parties provided therein by the Depositor, the Trustee, the Seller, the Securities Administrator, the Master Servicer and the Servicer at any time and from time to time, without the consent of the Owners; provided that in certain other circumstances provided for in the Pooling and Servicing Agreement such consent of the Owners will be required prior to amendments.  Any such consent by the Owner of this Certificate shall be conclusive and binding upon such Owner and upon all future Owners of the Certificate and of any Certificate issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Certificate.

The Securities Administrator is required to furnish certain information on each Distribution Date to the Owner of this Certificate, as more fully described in the Pooling and Servicing Agreement.

The Class 1-AV-1 Certificates are issuable only as registered Certificates in minimum denominations of $25,000 original Certificate Principal Balance and in integral multiples of $1,000 in excess of $25,000.  As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Class 1-AV-1 Certificates are exchangeable for new Class 1-AV-1 Certificates of authorized denominations evidencing the same aggregate principal amount.

No service charge will be made for any such registration of transfer or exchange, but the Registrar or Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Trustee and Securities Administrator and any agent of the Trustee or Securities Administrator may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Securities Administrator nor any such agent shall be affected by notice to the contrary.

IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed on behalf of the Trust.

WELLS FARGO BANK, N.A.,

as Securities Administrator

By:

_____________________________

Title:

_____________________________

Securities Administrator Authentication

WELLS FARGO BANK, N.A., as Securities Administrator

By:

Title:

EXHIBIT A-2

FORM OF CLASS 2-AV-1 CERTIFICATE

SOLELY FOR FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS OWNERSHIP OF A CLASS OF “REGULAR INTERESTS” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT” (“REMIC”) AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTION 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), ASSUMING COMPLIANCE WITH THE REMIC PROVISIONS OF THE CODE.

IN THE CASE OF AN ERISA-RESTRICTED SWAP CERTIFICATE, PRIOR TO THE TERMINATION OF THE INTEREST RATE SWAP AGREEMENT NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS (i) SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (“PLAN”) OR (ii) THE ACQUISITION AND HOLDING OF THE ERISA-RESTRICTED SWAP CERTIFICATE ARE ELIGIBLE FOR EXEMPTIVE RELIEF UNDER THE STATUTORY EXEMPTION FOR NONFIDUCIARY SERVICE PROVIDERS UNDER SECTION 408(b)(17) OF ERISA AND SECTION 4975(D)(20) OF THE CODE, PROHIBITED TRANSACTION EXEMPTION (“PTCE”) 84-14, PTCE 90-1, PTCE 91-38, PTCE 95-60 OR PTCE 96-23 OR SOME OTHER APPLICABLE EXEMPTION.

HOME EQUITY LOAN TRUST 2007-FRE1
HOME EQUITY LOAN ASSET-BACKED CERTIFICATE
CLASS 2-AV-1
(Variable Certificate Rate)
(subject to the Group II Net WAC Cap)
Representing Certain Interests Relating to two Pools of Home Equity Loans Sold and Serviced by
NATIONSTAR MORTGAGE LLC

(This Certificate does not represent an interest in, or an obligation of, nor are the underlying Home Equity Loans insured or guaranteed by, Nationstar Funding LLC (the “Depositor”) or Nationstar Mortgage LLC, a Delaware limited liability company (the “Seller” or the “Servicer”).  This Certificate represents a fractional ownership interest in the Group I and Group II Home Equity Loans and certain other property held by the Trust.)

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Issuer (“Home Equity Loan Trust 2007-FRE1”) or its agent for registration of transfer, exchange, or payment and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

No: 2-AV-1-1		43710X AB4 CUSIP
$371,224,000 Original Class 2-AV-1 Certificate Principal Balance	July 10, 2007 Date	April 25, 2007 Final Scheduled Distribution Date

CEDE & CO.
Registered Owner

The registered Owner named above is the registered beneficial Owner of such Owner’s fractional interest in (a) the Home Equity Loans listed in Schedule I-A and Schedule I-B to the Pooling and Servicing Agreement (as defined below) which the Seller is causing to be delivered to the Depositor and the Depositor is causing to be delivered to the Trustee, together with the related Home Equity Loan documents and the Depositor’s interest in any Property, and all payments thereon and proceeds of the conversion, voluntary or involuntary, of the foregoing; (b) such amounts as may be held by the Securities Administrator in the Certificate Account, together with investment earnings on such amounts, and such amounts as may be held in the name of the Securities Administrator in the Principal and Interest Account, if any, inclusive of investment earnings thereon, whether in the form of cash, instruments, securities or other properties (including any Eligible Investments held by the Servicer); (c) any amounts received by the Supplemental Interest Trustee on the Swap Agreement and such amounts as may be held by the Supplemental Interest Trustee in the Swap Account, excluding any investment earnings on such amounts; (d) such amounts as may be held by the Securities Administrator in the Net WAC Cap Carryover Reserve Fund together with investment earnings on such amounts; and (e) proceeds of all the foregoing (including, but not by way of limitation, all proceeds of any mortgage insurance, flood insurance, hazard insurance and title insurance policy relating to the Home Equity Loans, cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, rights to payment of any and every kind, and other forms of obligations and receivables which at any time constitute all or part of or are included in the proceeds of any of the foregoing) to pay the Certificates, in each case, as specified in the Pooling and Servicing Agreement ((a) - (e) above shall be collectively referred to herein as the “Trust Estate”).

The Owner hereof is entitled to principal payments on each Distribution Date, as hereinafter described, which will fully amortize such original Certificate Principal Balance of the Class 2-AV-1 Certificates over the period from the date of initial issuance of the Certificates to the Final Scheduled Distribution Date for the Class 2-AV-1 Certificates.  Therefore, the actual outstanding principal amount of this Certificate may, on any date subsequent to July 25, 2007 (the first Distribution Date), be less than the original Certificate Principal Balance of the Class 2-AV-1 Certificates set forth above.

Upon receiving the final distribution hereon, the Owner hereof is required to send this Certificate to the Securities Administrator.  The Pooling and Servicing Agreement provides that, in any event, upon the making of the final distribution due on this Certificate, this Certificate shall be deemed canceled for all purposes under the Pooling and Servicing Agreement.

NEITHER THIS CERTIFICATE NOR THE UNDERLYING HOME EQUITY LOANS ARE INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION OR ANY OTHER GOVERNMENTAL AGENCY.

THE PRINCIPAL OF THIS CERTIFICATE IS PAYABLE IN INSTALLMENTS.  THEREFORE, THE ACTUAL OUTSTANDING PRINCIPAL AMOUNT OF THIS CERTIFICATE MAY ON ANY DATE SUBSEQUENT TO JULY 25, 2007 (THE FIRST DISTRIBUTION DATE) BE LESS THAN ITS ORIGINAL CERTIFICATE PRINCIPAL BALANCE.

NOTWITHSTANDING REFERENCES HEREIN TO PRINCIPAL AND INTEREST, NO DEBT OF ANY PERSON IS REPRESENTED HEREBY.

This Certificate is one of a Class of duly-authorized Certificates designated as Home Equity Loan Trust 2007-FRE1, Home Equity Loan Asset-Backed Certificates, Class 2-AV-1 (the “Class 2-AV-1 Certificates”) and issued under and subject to the terms, provisions and conditions of that certain Pooling and Servicing Agreement dated as of June 1, 2007 (the “Pooling and Servicing Agreement”) by and among Nationstar Mortgage LLC, in its capacity as a seller (the “Seller”) and as the servicer (the “Servicer”), Wells Fargo Bank, N.A., in its capacity as master servicer (the “Master Servicer”) and securities administrator (the “Securities Administrator”), Nationstar Funding LLC, in its capacity as depositor (the “Depositor”), and The Bank of New York, in its capacity as the trustee (the “Trustee”), to which Pooling and Servicing Agreement the Owner of this Certificate by virtue of acceptance hereof assents and by which such Owner is bound.  Also issued under the Pooling and Servicing Agreement are Certificates designated as Home Equity Loan Trust 2007-FRE1 Home Equity Loan Asset-Backed Certificates, Class 2-AV-1 (the “Class 2-AV-1 Certificates”), Class 2-AV-2 (the “Class 2-AV-2 Certificates”), Class 2-AV-3 (the “Class 2-AV-3 Certificates”), Class 2-AV-4 (the “Class 2-AV-4 Certificates”), Class M-1 (the “Class M-1 Certificates”), Class M-2 (the “Class M-2 Certificates”), Class M-3 (the “Class M-3 Certificates”), Class M-4 (the “Class M-4 Certificates”), Class M-5 (the “Class M-5 Certificates”), Class M-6 (the “Class M-6 Certificates”), Class M-7A (the “Class M-7A Certificates”), Class M-7B (the “Class M-7B Certificates”), Class M-8 (the “Class M-8 Certificates”), Class M-9A (the “Class M-9A Certificates”), Class M-9B (the “Class M-9B Certificates”), Class X-IO (the “Class X-IO Certificates”), Class P (the “Class P Certificates”) and Class R (the “Class R Certificates”).  The Class 1-AV-1 Certificates, the Class 2-AV-1 Certificates, the Class 2-AV-2 Certificates, the Class 2-AV-3 Certificates, the Class 2-AV-4 Certificates, the Class M-1 Certificates, the Class M-2 Certificates, the Class M-3 Certificates, the Class M-4 Certificates, the Class M-5 Certificates, the Class M-6 Certificates, the Class M-7A Certificates, the Class M-7B Certificates, the Class M-8 Certificates, the Class M-9A Certificates and the Class M-9B Certificates shall be together referred to as the “Offered Certificates” and the Offered Certificates, the Class X-IO Certificates, the Class P Certificates and the Class R Certificates are together referred to herein as the “Certificates.”  Terms capitalized herein and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

On the 25th day of each month, or, if such day is not a Business Day, then the next succeeding Business Day (each such day being a “Distribution Date”) commencing July 25, 2007, the Owners of the Class 2-AV-1 Certificates as of the close of business on the Business Day immediately preceding a Distribution Date, or if Definitive Certificates have been issued, as of the close of business on the last Business Day of the calendar month immediately preceding the calendar month in which a Distribution Date occurs (the “Record Date”) will be entitled to receive the Class Principal Distribution Amount relating to such Certificates on such Distribution Date.  Distributions will be made in immediately available funds to Owners of Certificates having an aggregate original Certificate Principal Balance of at least $1,000,000 (by wire transfer or otherwise) to the account of an Owner at a domestic bank or other entity having appropriate facilities therefor, if such Owner has so notified the Securities Administrator, or by check mailed to the address of the person entitled thereto as it appears on the Register.

Each Owner of record of a Class 2-AV-1 Certificate will be entitled to receive such Owner’s Percentage Interest in the amounts due on such Distribution Date to the Owners of the Class 2-AV-1 Certificates.  The Percentage Interest of each Class 2-AV-1 Certificate as of any date of determination will be equal to the percentage obtained by dividing the original Certificate Principal Balance of such Class 2-AV-1 Certificate on the Startup Day by the aggregate Certificate Principal Balance of the Class 2-AV-1 Certificates on the Startup Day.

The Securities Administrator or any duly-appointed Paying Agent will duly and punctually pay distributions with respect to this Certificate in accordance with the terms hereof and the Pooling and Servicing Agreement.  Amounts properly withheld under the Code by any Person from a distribution to any Owner shall be considered as having been paid by the Securities Administrator to such Owner for all purposes of the Pooling and Servicing Agreement.

The Home Equity Loans will be serviced by the Servicer and master serviced by the Master Servicer pursuant to the Pooling and Servicing Agreement.  The Pooling and Servicing Agreement permits the Servicer to enter into Sub-Servicing Agreements with certain institutions eligible for appointment as Sub-Servicers for the servicing and administration of certain Home Equity Loans.  No appointment of any Sub-Servicer shall release the Servicer from any of its obligations under the Pooling and Servicing Agreement.

This Certificate does not represent a deposit or other obligation of, or an interest in, nor are the underlying Home Equity Loans insured or guaranteed by, Nationstar Funding LLC or Nationstar Mortgage LLC or any of their Affiliates.  This Certificate is limited in right of payment to certain collections and recoveries relating to the Home Equity Loans and amounts on deposit in the Certificate Account and the Principal and Interest Account (except as otherwise provided in the Pooling and Servicing Agreement), as more specifically set forth hereinabove and in the Pooling and Servicing Agreement.

No Owner shall have any right to institute any proceeding, judicial or otherwise, with respect to the Pooling and Servicing Agreement, or for the appointment of a receiver or trustee, or for any other remedy under the Pooling and Servicing Agreement except in compliance with the terms thereof.

Notwithstanding any other provisions in the Pooling and Servicing Agreement, the Owner of any Certificate shall have the right which is absolute and unconditional to receive distributions to the extent provided in the Pooling and Servicing Agreement with respect to such Certificate or to institute suit for the enforcement of any such distribution, and such right shall not be impaired without the consent of such Owner.

The Pooling and Servicing Agreement provides that the obligations created thereby will terminate upon the payment to the Owners of all Certificates of all amounts held by the Securities Administrator and required to be paid to such Owners pursuant to the Pooling and Servicing Agreement.

The Pooling and Servicing Agreement additionally provides that (i) the Servicer may, at its option, purchase from the Trust all remaining Home Equity Loans and other property then constituting the Trust Estate, and thereby effect early retirement of the Certificates, on any Distribution Date on or after the Clean-Up Call Date and (ii) in the event the Servicer fails to exercise its option in (i) above prior to the Distribution Date on which the aggregate outstanding Pool Balance of all of the Home Equity Loans is less than or equal to 1% of the aggregate outstanding Pool Balance of all of the Home Equity Loans as of the Cut-off Date, then the Master Servicer may, at its option, terminate the Trust after the Distribution Date that is two Distribution Dates after it has given notice to the Servicer of its intention to exercise such optional termination right and the Servicer has not elected to exercise its option to terminate the Trust.  In addition, under certain circumstances relating to the qualification of any REMIC hereunder as a REMIC under the Code, the Home Equity Loans may be sold, thereby effecting the early retirement of the Certificates.

The Securities Administrator shall give written notice of termination of the Pooling and Servicing Agreement to each Owner in the manner set forth therein.

The Owners of the majority of the Percentage Interests represented by the Certificates have the right to exercise any trust or power set forth in Section 6.11 of the Pooling and Servicing Agreement.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth and referred to on the face hereof, the transfer of this Certificate is registrable in the Register upon surrender of this Certificate for registration of transfer at the office designated as the location of the Register duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Registrar duly executed by, the Owner hereof or his attorney duly authorized in writing, and thereupon one or more new Certificates of the like Class, tenor and a like Percentage Interest will be issued to the designated transferee or transferees.

The Pooling and Servicing Agreement permits, with certain exceptions as therein provided, the amendment thereof and the modifications of rights and obligations of the parties provided therein by the Depositor, the Trustee, the Seller, the Securities Administrator, the Master Servicer and the Servicer at any time and from time to time, without the consent of the Owners; provided that in certain other circumstances provided for in the Pooling and Servicing Agreement such consent of the Owners will be required prior to amendments.  Any such consent by the Owner of this Certificate shall be conclusive and binding upon such Owner and upon all future Owners of the Certificate and of any Certificate issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Certificate.

The Securities Administrator is required to furnish certain information on each Distribution Date to the Owner of this Certificate, as more fully described in the Pooling and Servicing Agreement.

The Class 2-AV-1 Certificates are issuable only as registered Certificates in minimum denominations of $25,000 original Certificate Principal Balance and in integral multiples of $1,000 in excess of $25,000.  As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Class 2-AV-1 Certificates are exchangeable for new Class 2-AV-1 Certificates of authorized denominations evidencing the same aggregate principal amount.

No service charge will be made for any such registration of transfer or exchange, but the Registrar or Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Trustee and Securities Administrator and any agent of the Trustee or Securities Administrator may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Securities Administrator nor any such agent shall be affected by notice to the contrary.

IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed on behalf of the Trust.

WELLS FARGO BANK, N.A.,

as Securities Administrator

By:

_____________________________

Title:

_____________________________

Securities Administrator Authentication

WELLS FARGO BANK, N.A., as Securities Administrator

By:

Title:

EXHIBIT A-3

FORM OF CLASS 2-AV-2 CERTIFICATE

SOLELY FOR FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS OWNERSHIP OF A CLASS OF “REGULAR INTERESTS” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT” (“REMIC”) AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTION 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), ASSUMING COMPLIANCE WITH THE REMIC PROVISIONS OF THE CODE.

IN THE CASE OF AN ERISA-RESTRICTED SWAP CERTIFICATE, PRIOR TO THE TERMINATION OF THE INTEREST RATE SWAP AGREEMENT NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS (i) SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (“PLAN”) OR (ii) THE ACQUISITION AND HOLDING OF THE ERISA-RESTRICTED SWAP CERTIFICATE ARE ELIGIBLE FOR EXEMPTIVE RELIEF UNDER THE STATUTORY EXEMPTION FOR NONFIDUCIARY SERVICE PROVIDERS UNDER SECTION 408(b)(17) OF ERISA AND SECTION 4975(D)(20) OF THE CODE, PROHIBITED TRANSACTION EXEMPTION (“PTCE”) 84-14, PTCE 90-1, PTCE 91-38, PTCE 95-60 OR PTCE 96-23 OR SOME OTHER APPLICABLE EXEMPTION.

HOME EQUITY LOAN TRUST 2007-FRE1
HOME EQUITY LOAN ASSET-BACKED CERTIFICATE
CLASS 2-AV-2
(Variable Certificate Rate)
(subject to the Group II Net WAC Cap)
Representing Certain Interests Relating to two Pools of Home Equity Loans Sold and Serviced by
NATIONSTAR MORTGAGE LLC

(This Certificate does not represent an interest in, or an obligation of, nor are the underlying Home Equity Loans insured or guaranteed by, Nationstar Funding LLC (the “Depositor”) or Nationstar Mortgage LLC, a Delaware limited liability company (the “Seller” or the “Servicer”).  This Certificate represents a fractional ownership interest in the Group I and Group II Home Equity Loans and certain other property held by the Trust.)

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Issuer (“Home Equity Loan Trust 2007-FRE1”) or its agent for registration of transfer, exchange, or payment and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

No: 2-AV-2-1		43710X AC2 CUSIP
$42,555,000 Original Class 2-AV-2 Certificate Principal Balance	July 10, 2007 Date	April 25, 2007 Final Scheduled Distribution Date

CEDE & CO.
Registered Owner

The registered Owner named above is the registered beneficial Owner of such Owner’s fractional interest in (a) the Home Equity Loans listed in Schedule I-A and Schedule I-B to the Pooling and Servicing Agreement (as defined below) which the Seller is causing to be delivered to the Depositor and the Depositor is causing to be delivered to the Trustee, together with the related Home Equity Loan documents and the Depositor’s interest in any Property, and all payments thereon and proceeds of the conversion, voluntary or involuntary, of the foregoing; (b) such amounts as may be held by the Securities Administrator in the Certificate Account, together with investment earnings on such amounts, and such amounts as may be held in the name of the Securities Administrator in the Principal and Interest Account, if any, inclusive of investment earnings thereon, whether in the form of cash, instruments, securities or other properties (including any Eligible Investments held by the Servicer); (c) any amounts received by the Supplemental Interest Trustee on the Swap Agreement and such amounts as may be held by the Supplemental Interest Trustee in the Swap Account, excluding any investment earnings on such amounts; (d) such amounts as may be held by the Securities Administrator in the Net WAC Cap Carryover Reserve Fund together with investment earnings on such amounts; and (e) proceeds of all the foregoing (including, but not by way of limitation, all proceeds of any mortgage insurance, flood insurance, hazard insurance and title insurance policy relating to the Home Equity Loans, cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, rights to payment of any and every kind, and other forms of obligations and receivables which at any time constitute all or part of or are included in the proceeds of any of the foregoing) to pay the Certificates, in each case, as specified in the Pooling and Servicing Agreement ((a) - (e) above shall be collectively referred to herein as the “Trust Estate”).

The Owner hereof is entitled to principal payments on each Distribution Date, as hereinafter described, which will fully amortize such original Certificate Principal Balance of the Class 2-AV-2 Certificates over the period from the date of initial issuance of the Certificates to the Final Scheduled Distribution Date for the Class 2-AV-2 Certificates.  Therefore, the actual outstanding principal amount of this Certificate may, on any date subsequent to July 25, 2007 (the first Distribution Date), be less than the original Certificate Principal Balance of the Class 2-AV-2 Certificates set forth above.

Upon receiving the final distribution hereon, the Owner hereof is required to send this Certificate to the Securities Administrator.  The Pooling and Servicing Agreement provides that, in any event, upon the making of the final distribution due on this Certificate, this Certificate shall be deemed canceled for all purposes under the Pooling and Servicing Agreement.

NEITHER THIS CERTIFICATE NOR THE UNDERLYING HOME EQUITY LOANS ARE INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION OR ANY OTHER GOVERNMENTAL AGENCY.

THE PRINCIPAL OF THIS CERTIFICATE IS PAYABLE IN INSTALLMENTS.  THEREFORE, THE ACTUAL OUTSTANDING PRINCIPAL AMOUNT OF THIS CERTIFICATE MAY ON ANY DATE SUBSEQUENT TO JULY 25, 2007 (THE FIRST DISTRIBUTION DATE) BE LESS THAN ITS ORIGINAL CERTIFICATE PRINCIPAL BALANCE.

NOTWITHSTANDING REFERENCES HEREIN TO PRINCIPAL AND INTEREST, NO DEBT OF ANY PERSON IS REPRESENTED HEREBY.

This Certificate is one of a Class of duly-authorized Certificates designated as Home Equity Loan Trust 2007-FRE1, Home Equity Loan Asset-Backed Certificates, Class 2-AV-2 (the “Class 2-AV-2 Certificates”) and issued under and subject to the terms, provisions and conditions of that certain Pooling and Servicing Agreement dated as of June 1, 2007 (the “Pooling and Servicing Agreement”) by and among Nationstar Mortgage LLC, in its capacity as a seller (the “Seller”) and as the servicer (the “Servicer”), Wells Fargo Bank, N.A., in its capacity as master servicer (the “Master Servicer”) and securities administrator (the “Securities Administrator”), Nationstar Funding LLC, in its capacity as depositor (the “Depositor”), and The Bank of New York, in its capacity as the trustee (the “Trustee”), to which Pooling and Servicing Agreement the Owner of this Certificate by virtue of acceptance hereof assents and by which such Owner is bound.  Also issued under the Pooling and Servicing Agreement are Certificates designated as Home Equity Loan Trust 2007-FRE1 Home Equity Loan Asset-Backed Certificates, Class 2-AV-1 (the “Class 2-AV-1 Certificates”), Class 2-AV-2 (the “Class 2-AV-2 Certificates”), Class 2-AV-3 (the “Class 2-AV-3 Certificates”), Class 2-AV-4 (the “Class 2-AV-4 Certificates”), Class M-1 (the “Class M-1 Certificates”), Class M-2 (the “Class M-2 Certificates”), Class M-3 (the “Class M-3 Certificates”), Class M-4 (the “Class M-4 Certificates”), Class M-5 (the “Class M-5 Certificates”), Class M-6 (the “Class M-6 Certificates”), Class M-7A (the “Class M-7A Certificates”), Class M-7B (the “Class M-7B Certificates”), Class M-8 (the “Class M-8 Certificates”), Class M-9A (the “Class M-9A Certificates”), Class M-9B (the “Class M-9B Certificates”), Class X-IO (the “Class X-IO Certificates”), Class P (the “Class P Certificates”) and Class R (the “Class R Certificates”).  The Class 1-AV-1 Certificates, the Class 2-AV-1 Certificates, the Class 2-AV-2 Certificates, the Class 2-AV-3 Certificates, the Class 2-AV-4 Certificates, the Class M-1 Certificates, the Class M-2 Certificates, the Class M-3 Certificates, the Class M-4 Certificates, the Class M-5 Certificates, the Class M-6 Certificates, the Class M-7A Certificates, the Class M-7B Certificates, the Class M-8 Certificates, the Class M-9A Certificates and the Class M-9B Certificates shall be together referred to as the “Offered Certificates” and the Offered Certificates, the Class X-IO Certificates, the Class P Certificates and the Class R Certificates are together referred to herein as the “Certificates.”  Terms capitalized herein and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

On the 25th day of each month, or, if such day is not a Business Day, then the next succeeding Business Day (each such day being a “Distribution Date”) commencing July 25, 2007, the Owners of the Class 2-AV-2 Certificates as of the close of business on the Business Day immediately preceding a Distribution Date, or if Definitive Certificates have been issued, as of the close of business on the last Business Day of the calendar month immediately preceding the calendar month in which a Distribution Date occurs (the “Record Date”) will be entitled to receive the Class Principal Distribution Amount relating to such Certificates on such Distribution Date.  Distributions will be made in immediately available funds to Owners of Certificates having an aggregate original Certificate Principal Balance of at least $1,000,000 (by wire transfer or otherwise) to the account of an Owner at a domestic bank or other entity having appropriate facilities therefor, if such Owner has so notified the Securities Administrator, or by check mailed to the address of the person entitled thereto as it appears on the Register.

Each Owner of record of a Class 2-AV-2 Certificate will be entitled to receive such Owner’s Percentage Interest in the amounts due on such Distribution Date to the Owners of the Class 2-AV-2 Certificates.  The Percentage Interest of each Class 2-AV-2 Certificate as of any date of determination will be equal to the percentage obtained by dividing the original Certificate Principal Balance of such Class 2-AV-2 Certificate on the Startup Day by the aggregate Certificate Principal Balance of the Class 2-AV-2 Certificates on the Startup Day.

The Securities Administrator or any duly-appointed Paying Agent will duly and punctually pay distributions with respect to this Certificate in accordance with the terms hereof and the Pooling and Servicing Agreement.  Amounts properly withheld under the Code by any Person from a distribution to any Owner shall be considered as having been paid by the Securities Administrator to such Owner for all purposes of the Pooling and Servicing Agreement.

The Home Equity Loans will be serviced by the Servicer and master serviced by the Master Servicer pursuant to the Pooling and Servicing Agreement.  The Pooling and Servicing Agreement permits the Servicer to enter into Sub-Servicing Agreements with certain institutions eligible for appointment as Sub-Servicers for the servicing and administration of certain Home Equity Loans.  No appointment of any Sub-Servicer shall release the Servicer from any of its obligations under the Pooling and Servicing Agreement.

This Certificate does not represent a deposit or other obligation of, or an interest in, nor are the underlying Home Equity Loans insured or guaranteed by, Nationstar Funding LLC or Nationstar Mortgage LLC or any of their Affiliates.  This Certificate is limited in right of payment to certain collections and recoveries relating to the Home Equity Loans and amounts on deposit in the Certificate Account and the Principal and Interest Account (except as otherwise provided in the Pooling and Servicing Agreement), as more specifically set forth hereinabove and in the Pooling and Servicing Agreement.

No Owner shall have any right to institute any proceeding, judicial or otherwise, with respect to the Pooling and Servicing Agreement, or for the appointment of a receiver or trustee, or for any other remedy under the Pooling and Servicing Agreement except in compliance with the terms thereof.

Notwithstanding any other provisions in the Pooling and Servicing Agreement, the Owner of any Certificate shall have the right which is absolute and unconditional to receive distributions to the extent provided in the Pooling and Servicing Agreement with respect to such Certificate or to institute suit for the enforcement of any such distribution, and such right shall not be impaired without the consent of such Owner.

The Pooling and Servicing Agreement provides that the obligations created thereby will terminate upon the payment to the Owners of all Certificates of all amounts held by the Securities Administrator and required to be paid to such Owners pursuant to the Pooling and Servicing Agreement.

The Pooling and Servicing Agreement additionally provides that (i) the Servicer may, at its option, purchase from the Trust all remaining Home Equity Loans and other property then constituting the Trust Estate, and thereby effect early retirement of the Certificates, on any Distribution Date on or after the Clean-Up Call Date and (ii) in the event the Servicer fails to exercise its option in (i) above prior to the Distribution Date on which the aggregate outstanding Pool Balance of all of the Home Equity Loans is less than or equal to 1% of the aggregate outstanding Pool Balance of all of the Home Equity Loans as of the Cut-off Date, then the Master Servicer may, at its option, terminate the Trust after the Distribution Date that is two Distribution Dates after it has given notice to the Servicer of its intention to exercise such optional termination right and the Servicer has not elected to exercise its option to terminate the Trust.  In addition, under certain circumstances relating to the qualification of any REMIC hereunder as a REMIC under the Code, the Home Equity Loans may be sold, thereby effecting the early retirement of the Certificates.

The Securities Administrator shall give written notice of termination of the Pooling and Servicing Agreement to each Owner in the manner set forth therein.

The Owners of the majority of the Percentage Interests represented by the Certificates have the right to exercise any trust or power set forth in Section 6.11 of the Pooling and Servicing Agreement.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth and referred to on the face hereof, the transfer of this Certificate is registrable in the Register upon surrender of this Certificate for registration of transfer at the office designated as the location of the Register duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Registrar duly executed by, the Owner hereof or his attorney duly authorized in writing, and thereupon one or more new Certificates of the like Class, tenor and a like Percentage Interest will be issued to the designated transferee or transferees.

The Pooling and Servicing Agreement permits, with certain exceptions as therein provided, the amendment thereof and the modifications of rights and obligations of the parties provided therein by the Depositor, the Trustee, the Seller, the Securities Administrator, the Master Servicer and the Servicer at any time and from time to time, without the consent of the Owners; provided that in certain other circumstances provided for in the Pooling and Servicing Agreement such consent of the Owners will be required prior to amendments.  Any such consent by the Owner of this Certificate shall be conclusive and binding upon such Owner and upon all future Owners of the Certificate and of any Certificate issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Certificate.

The Securities Administrator is required to furnish certain information on each Distribution Date to the Owner of this Certificate, as more fully described in the Pooling and Servicing Agreement.

The Class 2-AV-2 Certificates are issuable only as registered Certificates in minimum denominations of $25,000 original Certificate Principal Balance and in integral multiples of $1,000 in excess of $25,000.  As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Class 2-AV-2 Certificates are exchangeable for new Class 2-AV-2 Certificates of authorized denominations evidencing the same aggregate principal amount.

No service charge will be made for any such registration of transfer or exchange, but the Registrar or Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Trustee and Securities Administrator and any agent of the Trustee or Securities Administrator may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Securities Administrator nor any such agent shall be affected by notice to the contrary.

IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed on behalf of the Trust.

WELLS FARGO BANK, N.A.,

as Securities Administrator

By:

_____________________________

Title:

_____________________________

Securities Administrator Authentication

WELLS FARGO BANK, N.A., as Securities Administrator

By:

Title:

EXHIBIT A-4

FORM OF CLASS 2-AV-3 CERTIFICATE

SOLELY FOR FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS OWNERSHIP OF A CLASS OF “REGULAR INTERESTS” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT” (“REMIC”) AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTION 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), ASSUMING COMPLIANCE WITH THE REMIC PROVISIONS OF THE CODE.

IN THE CASE OF AN ERISA-RESTRICTED SWAP CERTIFICATE, PRIOR TO THE TERMINATION OF THE INTEREST RATE SWAP AGREEMENT NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS (i) SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (“PLAN”) OR (ii) THE ACQUISITION AND HOLDING OF THE ERISA-RESTRICTED SWAP CERTIFICATE ARE ELIGIBLE FOR EXEMPTIVE RELIEF UNDER THE STATUTORY EXEMPTION FOR NONFIDUCIARY SERVICE PROVIDERS UNDER SECTION 408(b)(17) OF ERISA AND SECTION 4975(D)(20) OF THE CODE, PROHIBITED TRANSACTION EXEMPTION (“PTCE”) 84-14, PTCE 90-1, PTCE 91-38, PTCE 95-60 OR PTCE 96-23 OR SOME OTHER APPLICABLE EXEMPTION.

HOME EQUITY LOAN TRUST 2007-FRE1
HOME EQUITY LOAN ASSET-BACKED CERTIFICATE
CLASS 2-AV-3
(Variable Certificate Rate)
(subject to the Group II Net WAC Cap)
Representing Certain Interests Relating to two Pools of Home Equity Loans Sold and Serviced by
NATIONSTAR MORTGAGE LLC

(This Certificate does not represent an interest in, or an obligation of, nor are the underlying Home Equity Loans insured or guaranteed by, Nationstar Funding LLC (the “Depositor”) or Nationstar Mortgage LLC, a Delaware limited liability company (the “Seller” or the “Servicer”).  This Certificate represents a fractional ownership interest in the Group I and Group II Home Equity Loans and certain other property held by the Trust.)

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Issuer (“Home Equity Loan Trust 2007-FRE1”) or its agent for registration of transfer, exchange, or payment and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

No: 2-AV-3-1		43710X AD0 CUSIP
$98,990,000 Original Class 2-AV-3 Certificate Principal Balance	July 10, 2007 Date	April 25, 2007 Final Scheduled Distribution Date

CEDE & CO.
Registered Owner

The registered Owner named above is the registered beneficial Owner of such Owner’s fractional interest in (a) the Home Equity Loans listed in Schedule I-A and Schedule I-B to the Pooling and Servicing Agreement (as defined below) which the Seller is causing to be delivered to the Depositor and the Depositor is causing to be delivered to the Trustee, together with the related Home Equity Loan documents and the Depositor’s interest in any Property, and all payments thereon and proceeds of the conversion, voluntary or involuntary, of the foregoing; (b) such amounts as may be held by the Securities Administrator in the Certificate Account, together with investment earnings on such amounts, and such amounts as may be held in the name of the Securities Administrator in the Principal and Interest Account, if any, inclusive of investment earnings thereon, whether in the form of cash, instruments, securities or other properties (including any Eligible Investments held by the Servicer); (c) any amounts received by the Supplemental Interest Trustee on the Swap Agreement and such amounts as may be held by the Supplemental Interest Trustee in the Swap Account, excluding any investment earnings on such amounts; (d) such amounts as may be held by the Securities Administrator in the Net WAC Cap Carryover Reserve Fund together with investment earnings on such amounts; and (e) proceeds of all the foregoing (including, but not by way of limitation, all proceeds of any mortgage insurance, flood insurance, hazard insurance and title insurance policy relating to the Home Equity Loans, cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, rights to payment of any and every kind, and other forms of obligations and receivables which at any time constitute all or part of or are included in the proceeds of any of the foregoing) to pay the Certificates, in each case, as specified in the Pooling and Servicing Agreement ((a) - (e) above shall be collectively referred to herein as the “Trust Estate”).

The Owner hereof is entitled to principal payments on each Distribution Date, as hereinafter described, which will fully amortize such original Certificate Principal Balance of the Class 2-AV-3 Certificates over the period from the date of initial issuance of the Certificates to the Final Scheduled Distribution Date for the Class 2-AV-3 Certificates.  Therefore, the actual outstanding principal amount of this Certificate may, on any date subsequent to July 25, 2007 (the first Distribution Date), be less than the original Certificate Principal Balance of the Class 2-AV-3 Certificates set forth above.

Upon receiving the final distribution hereon, the Owner hereof is required to send this Certificate to the Securities Administrator.  The Pooling and Servicing Agreement provides that, in any event, upon the making of the final distribution due on this Certificate, this Certificate shall be deemed canceled for all purposes under the Pooling and Servicing Agreement.

NEITHER THIS CERTIFICATE NOR THE UNDERLYING HOME EQUITY LOANS ARE INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION OR ANY OTHER GOVERNMENTAL AGENCY.

THE PRINCIPAL OF THIS CERTIFICATE IS PAYABLE IN INSTALLMENTS.  THEREFORE, THE ACTUAL OUTSTANDING PRINCIPAL AMOUNT OF THIS CERTIFICATE MAY ON ANY DATE SUBSEQUENT TO JULY 25, 2007 (THE FIRST DISTRIBUTION DATE) BE LESS THAN ITS ORIGINAL CERTIFICATE PRINCIPAL BALANCE.

NOTWITHSTANDING REFERENCES HEREIN TO PRINCIPAL AND INTEREST, NO DEBT OF ANY PERSON IS REPRESENTED HEREBY.

This Certificate is one of a Class of duly-authorized Certificates designated as Home Equity Loan Trust 2007-FRE1, Home Equity Loan Asset-Backed Certificates, Class 2-AV-3 (the “Class 2-AV-3 Certificates”) and issued under and subject to the terms, provisions and conditions of that certain Pooling and Servicing Agreement dated as of June 1, 2007 (the “Pooling and Servicing Agreement”) by and among Nationstar Mortgage LLC, in its capacity as a seller (the “Seller”) and as the servicer (the “Servicer”), Wells Fargo Bank, N.A., in its capacity as master servicer (the “Master Servicer”) and securities administrator (the ”Securities Administrator”), Nationstar Funding LLC, in its capacity as depositor (the “Depositor”), and The Bank of New York, in its capacity as the trustee (the “Trustee”), to which Pooling and Servicing Agreement the Owner of this Certificate by virtue of acceptance hereof assents and by which such Owner is bound.  Also issued under the Pooling and Servicing Agreement are Certificates designated as Home Equity Loan Trust 2007-FRE1 Home Equity Loan Asset-Backed Certificates, Class 2-AV-1 (the “Class 2-AV-1 Certificates”), Class 2-AV-2 (the “Class 2-AV-2 Certificates”), Class 2-AV-3 (the “Class 2-AV-3 Certificates”), Class 2-AV-4 (the “Class 2-AV-4 Certificates”), Class M-1 (the “Class M-1 Certificates”), Class M-2 (the “Class M-2 Certificates”), Class M-3 (the “Class M-3 Certificates”), Class M-4 (the “Class M-4 Certificates”), Class M-5 (the “Class M-5 Certificates”), Class M-6 (the “Class M-6 Certificates”), Class M-7A (the “Class M-7A Certificates”), Class M-7B (the “Class M-7B Certificates”), Class M-8 (the “Class M-8 Certificates”), Class M-9A (the “Class M-9A Certificates”), Class M-9B (the “Class M-9B Certificates”), Class X-IO (the “Class X-IO Certificates”), Class P (the “Class P Certificates”) and Class R (the “Class R Certificates”).  The Class 1-AV-1 Certificates, the Class 2-AV-1 Certificates, the Class 2-AV-2 Certificates, the Class 2-AV-3 Certificates, the Class 2-AV-4 Certificates, the Class M-1 Certificates, the Class M-2 Certificates, the Class M-3 Certificates, the Class M-4 Certificates, the Class M-5 Certificates, the Class M-6 Certificates, the Class M-7A Certificates, the Class M-7B Certificates, the Class M-8 Certificates, the Class M-9A Certificates and the Class M-9B Certificates shall be together referred to as the “Offered Certificates” and the Offered Certificates, the Class X-IO Certificates, the Class P Certificates and the Class R Certificates are together referred to herein as the “Certificates.”  Terms capitalized herein and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

On the 25th day of each month, or, if such day is not a Business Day, then the next succeeding Business Day (each such day being a “Distribution Date”) commencing July 25, 2007, the Owners of the Class 2-AV-3 Certificates as of the close of business on the Business Day immediately preceding a Distribution Date, or if Definitive Certificates have been issued, as of the close of business on the last Business Day of the calendar month immediately preceding the calendar month in which a Distribution Date occurs (the “Record Date”) will be entitled to receive the Class Principal Distribution Amount relating to such Certificates on such Distribution Date.  Distributions will be made in immediately available funds to Owners of Certificates having an aggregate original Certificate Principal Balance of at least $1,000,000 (by wire transfer or otherwise) to the account of an Owner at a domestic bank or other entity having appropriate facilities therefor, if such Owner has so notified the Securities Administrator, or by check mailed to the address of the person entitled thereto as it appears on the Register.

Each Owner of record of a Class 2-AV-3 Certificate will be entitled to receive such Owner’s Percentage Interest in the amounts due on such Distribution Date to the Owners of the Class 2-AV-3 Certificates.  The Percentage Interest of each Class 2-AV-3 Certificate as of any date of determination will be equal to the percentage obtained by dividing the original Certificate Principal Balance of such Class 2-AV-3 Certificate on the Startup Day by the aggregate Certificate Principal Balance of the Class 2-AV-3 Certificates on the Startup Day.

The Securities Administrator or any duly-appointed Paying Agent will duly and punctually pay distributions with respect to this Certificate in accordance with the terms hereof and the Pooling and Servicing Agreement.  Amounts properly withheld under the Code by any Person from a distribution to any Owner shall be considered as having been paid by the Securities Administrator to such Owner for all purposes of the Pooling and Servicing Agreement.

The Home Equity Loans will be serviced by the Servicer and master serviced by the Master Servicer pursuant to the Pooling and Servicing Agreement.  The Pooling and Servicing Agreement permits the Servicer to enter into Sub-Servicing Agreements with certain institutions eligible for appointment as Sub-Servicers for the servicing and administration of certain Home Equity Loans.  No appointment of any Sub-Servicer shall release the Servicer from any of its obligations under the Pooling and Servicing Agreement.

This Certificate does not represent a deposit or other obligation of, or an interest in, nor are the underlying Home Equity Loans insured or guaranteed by, Nationstar Funding LLC or Nationstar Mortgage LLC or any of their Affiliates.  This Certificate is limited in right of payment to certain collections and recoveries relating to the Home Equity Loans and amounts on deposit in the Certificate Account and the Principal and Interest Account (except as otherwise provided in the Pooling and Servicing Agreement), as more specifically set forth hereinabove and in the Pooling and Servicing Agreement.

No Owner shall have any right to institute any proceeding, judicial or otherwise, with respect to the Pooling and Servicing Agreement, or for the appointment of a receiver or trustee, or for any other remedy under the Pooling and Servicing Agreement except in compliance with the terms thereof.

Notwithstanding any other provisions in the Pooling and Servicing Agreement, the Owner of any Certificate shall have the right which is absolute and unconditional to receive distributions to the extent provided in the Pooling and Servicing Agreement with respect to such Certificate or to institute suit for the enforcement of any such distribution, and such right shall not be impaired without the consent of such Owner.

The Pooling and Servicing Agreement provides that the obligations created thereby will terminate upon the payment to the Owners of all Certificates of all amounts held by the Securities Administrator and required to be paid to such Owners pursuant to the Pooling and Servicing Agreement.

The Pooling and Servicing Agreement additionally provides that (i) the Servicer may, at its option, purchase from the Trust all remaining Home Equity Loans and other property then constituting the Trust Estate, and thereby effect early retirement of the Certificates, on any Distribution Date on or after the Clean-Up Call Date and (ii) in the event the Servicer fails to exercise its option in (i) above prior to the Distribution Date on which the aggregate outstanding Pool Balance of all of the Home Equity Loans is less than or equal to 1% of the aggregate outstanding Pool Balance of all of the Home Equity Loans as of the Cut-off Date, then the Master Servicer may, at its option, terminate the Trust after the Distribution Date that is two Distribution Dates after it has given notice to the Servicer of its intention to exercise such optional termination right and the Servicer has not elected to exercise its option to terminate the Trust.  In addition, under certain circumstances relating to the qualification of any REMIC hereunder as a REMIC under the Code, the Home Equity Loans may be sold, thereby effecting the early retirement of the Certificates.

The Securities Administrator shall give written notice of termination of the Pooling and Servicing Agreement to each Owner in the manner set forth therein.

The Owners of the majority of the Percentage Interests represented by the Certificates have the right to exercise any trust or power set forth in Section 6.11 of the Pooling and Servicing Agreement.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth and referred to on the face hereof, the transfer of this Certificate is registrable in the Register upon surrender of this Certificate for registration of transfer at the office designated as the location of the Register duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Registrar duly executed by, the Owner hereof or his attorney duly authorized in writing, and thereupon one or more new Certificates of the like Class, tenor and a like Percentage Interest will be issued to the designated transferee or transferees.

The Pooling and Servicing Agreement permits, with certain exceptions as therein provided, the amendment thereof and the modifications of rights and obligations of the parties provided therein by the Depositor, the Trustee, the Seller, the Securities Administrator, the Master Servicer and the Servicer at any time and from time to time, without the consent of the Owners; provided that in certain other circumstances provided for in the Pooling and Servicing Agreement such consent of the Owners will be required prior to amendments.  Any such consent by the Owner of this Certificate shall be conclusive and binding upon such Owner and upon all future Owners of the Certificate and of any Certificate issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Certificate.

The Securities Administrator is required to furnish certain information on each Distribution Date to the Owner of this Certificate, as more fully described in the Pooling and Servicing Agreement.

The Class 2-AV-3 Certificates are issuable only as registered Certificates in minimum denominations of $25,000 original Certificate Principal Balance and in integral multiples of $1,000 in excess of $25,000.  As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Class 2-AV-3 Certificates are exchangeable for new Class 2-AV-3 Certificates of authorized denominations evidencing the same aggregate principal amount.

No service charge will be made for any such registration of transfer or exchange, but the Registrar or Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Trustee and Securities Administrator and any agent of the Trustee or Securities Administrator may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Securities Administrator nor any such agent shall be affected by notice to the contrary.

IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed on behalf of the Trust.

WELLS FARGO BANK, N.A.,

as Securities Administrator

By:

_____________________________

Title:

_____________________________

Securities Administrator Authentication

WELLS FARGO BANK, N.A., as Securities Administrator

By:

Title:

EXHIBIT A-5

FORM OF CLASS 2-AV-4 CERTIFICATE

SOLELY FOR FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS OWNERSHIP OF A CLASS OF “REGULAR INTERESTS” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT” (“REMIC”) AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTION 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), ASSUMING COMPLIANCE WITH THE REMIC PROVISIONS OF THE CODE.

IN THE CASE OF AN ERISA-RESTRICTED SWAP CERTIFICATE, PRIOR TO THE TERMINATION OF THE INTEREST RATE SWAP AGREEMENT NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS (i) SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (“PLAN”) OR (ii) THE ACQUISITION AND HOLDING OF THE ERISA-RESTRICTED SWAP CERTIFICATE ARE ELIGIBLE FOR EXEMPTIVE RELIEF UNDER THE STATUTORY EXEMPTION FOR NONFIDUCIARY SERVICE PROVIDERS UNDER SECTION 408(b)(17) OF ERISA AND SECTION 4975(D)(20) OF THE CODE, PROHIBITED TRANSACTION EXEMPTION (“PTCE”) 84-14, PTCE 90-1, PTCE 91-38, PTCE 95-60 OR PTCE 96-23 OR SOME OTHER APPLICABLE EXEMPTION.

HOME EQUITY LOAN TRUST 2007-FRE1
HOME EQUITY LOAN ASSET-BACKED CERTIFICATE
CLASS 2-AV-4
(Variable Certificate Rate)
(subject to the Group II Net WAC Cap)
Representing Certain Interests Relating to two Pools of Home Equity Loans Sold and Serviced by
NATIONSTAR MORTGAGE LLC

(This Certificate does not represent an interest in, or an obligation of, nor are the underlying Home Equity Loans insured or guaranteed by, Nationstar Funding LLC (the “Depositor”) or Nationstar Mortgage LLC, a Delaware limited liability company (the “Seller” or the “Servicer”).  This Certificate represents a fractional ownership interest in the Group I and Group II Home Equity Loans and certain other property held by the Trust.)

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Issuer (“Home Equity Loan Trust 2007-FRE1”) or its agent for registration of transfer, exchange, or payment and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

No: 2-AV-4-1		43710X AE8 CUSIP
$49,154,000 Original Class 2-AV-4 Certificate Principal Balance	July 10, 2007 Date	April 25, 2007 Final Scheduled Distribution Date

CEDE & CO.
Registered Owner

The registered Owner named above is the registered beneficial Owner of such Owner’s fractional interest in (a) the Home Equity Loans listed in Schedule I-A and Schedule I-B to the Pooling and Servicing Agreement (as defined below) which the Seller is causing to be delivered to the Depositor and the Depositor is causing to be delivered to the Trustee, together with the related Home Equity Loan documents and the Depositor’s interest in any Property, and all payments thereon and proceeds of the conversion, voluntary or involuntary, of the foregoing; (b) such amounts as may be held by the Securities Administrator in the Certificate Account, together with investment earnings on such amounts, and such amounts as may be held in the name of the Securities Administrator in the Principal and Interest Account, if any, inclusive of investment earnings thereon, whether in the form of cash, instruments, securities or other properties (including any Eligible Investments held by the Servicer); (c) any amounts received by the Supplemental Interest Trustee on the Swap Agreement and such amounts as may be held by the Supplemental Interest Trustee in the Swap Account, excluding any investment earnings on such amounts; (d) such amounts as may be held by the Securities Administrator in the Net WAC Cap Carryover Reserve Fund together with investment earnings on such amounts; and (e) proceeds of all the foregoing (including, but not by way of limitation, all proceeds of any mortgage insurance, flood insurance, hazard insurance and title insurance policy relating to the Home Equity Loans, cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, rights to payment of any and every kind, and other forms of obligations and receivables which at any time constitute all or part of or are included in the proceeds of any of the foregoing) to pay the Certificates, in each case, as specified in the Pooling and Servicing Agreement ((a) - (e) above shall be collectively referred to herein as the “Trust Estate”).

The Owner hereof is entitled to principal payments on each Distribution Date, as hereinafter described, which will fully amortize such original Certificate Principal Balance of the Class 2-AV-4 Certificates over the period from the date of initial issuance of the Certificates to the Final Scheduled Distribution Date for the Class 2-AV-4 Certificates.  Therefore, the actual outstanding principal amount of this Certificate may, on any date subsequent to July 25, 2007 (the first Distribution Date), be less than the original Certificate Principal Balance of the Class 2-AV-4 Certificates set forth above.

Upon receiving the final distribution hereon, the Owner hereof is required to send this Certificate to the Securities Administrator.  The Pooling and Servicing Agreement provides that, in any event, upon the making of the final distribution due on this Certificate, this Certificate shall be deemed canceled for all purposes under the Pooling and Servicing Agreement.

NEITHER THIS CERTIFICATE NOR THE UNDERLYING HOME EQUITY LOANS ARE INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION OR ANY OTHER GOVERNMENTAL AGENCY.

THE PRINCIPAL OF THIS CERTIFICATE IS PAYABLE IN INSTALLMENTS.  THEREFORE, THE ACTUAL OUTSTANDING PRINCIPAL AMOUNT OF THIS CERTIFICATE MAY ON ANY DATE SUBSEQUENT TO JULY 25, 2007 (THE FIRST DISTRIBUTION DATE) BE LESS THAN ITS ORIGINAL CERTIFICATE PRINCIPAL BALANCE.

NOTWITHSTANDING REFERENCES HEREIN TO PRINCIPAL AND INTEREST, NO DEBT OF ANY PERSON IS REPRESENTED HEREBY.

This Certificate is one of a Class of duly-authorized Certificates designated as Home Equity Loan Trust 2007-FRE1, Home Equity Loan Asset-Backed Certificates, Class 2-AV-4 (the “Class 2-AV-4 Certificates”) and issued under and subject to the terms, provisions and conditions of that certain Pooling and Servicing Agreement dated as of June 1, 2007 (the “Pooling and Servicing Agreement”) by and among Nationstar Mortgage LLC, in its capacity as a seller (the “Seller”) and as the servicer (the “Servicer”), Wells Fargo Bank, N.A., in its capacity as master servicer (the “Master Servicer”) and securities administrator (the “Securities Administrator”), Nationstar Funding LLC, in its capacity as depositor (the “Depositor”), and The Bank of New York, in its capacity as the trustee (the “Trustee”), to which Pooling and Servicing Agreement the Owner of this Certificate by virtue of acceptance hereof assents and by which such Owner is bound.  Also issued under the Pooling and Servicing Agreement are Certificates designated as Home Equity Loan Trust 2007-FRE1 Home Equity Loan Asset-Backed Certificates, Class 2-AV-1 (the “Class 2-AV-1 Certificates”), Class 2-AV-2 (the “Class 2-AV-2 Certificates”), Class 2-AV-3 (the “Class 2-AV-3 Certificates”), Class 2-AV-4 (the “Class 2-AV-4 Certificates”), Class M-1 (the “Class M-1 Certificates”), Class M-2 (the “Class M-2 Certificates”), Class M-3 (the “Class M-3 Certificates”), Class M-4 (the “Class M-4 Certificates”), Class M-5 (the “Class M-5 Certificates”), Class M-6 (the “Class M-6 Certificates”), Class M-7A (the “Class M-7A Certificates”), Class M-7B (the “Class M-7B Certificates”), Class M-8 (the “Class M-8 Certificates”), Class M-9A (the “Class M-9A Certificates”), Class M-9B (the “Class M-9B Certificates”), Class X-IO (the “Class X-IO Certificates”), Class P (the “Class P Certificates”) and Class R (the “Class R Certificates”).  The Class 1-AV-1 Certificates, the Class 2-AV-1 Certificates, the Class 2-AV-2 Certificates, the Class 2-AV-3 Certificates, the Class 2-AV-4 Certificates, the Class M-1 Certificates, the Class M-2 Certificates, the Class M-3 Certificates, the Class M-4 Certificates, the Class M-5 Certificates, the Class M-6 Certificates, the Class M-7A Certificates, the Class M-7B Certificates, the Class M-8 Certificates, the Class M-9A Certificates and the Class M-9B Certificates shall be together referred to as the “Offered Certificates” and the Offered Certificates, the Class X-IO Certificates, the Class P Certificates and the Class R Certificates are together referred to herein as the “Certificates.”  Terms capitalized herein and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

On the 25th day of each month, or, if such day is not a Business Day, then the next succeeding Business Day (each such day being a “Distribution Date”) commencing July 25, 2007, the Owners of the Class 2-AV-4 Certificates as of the close of business on the Business Day immediately preceding a Distribution Date, or if Definitive Certificates have been issued, as of the close of business on the last Business Day of the calendar month immediately preceding the calendar month in which a Distribution Date occurs (the “Record Date”) will be entitled to receive the Class Principal Distribution Amount relating to such Certificates on such Distribution Date.  Distributions will be made in immediately available funds to Owners of Certificates having an aggregate original Certificate Principal Balance of at least $1,000,000 (by wire transfer or otherwise) to the account of an Owner at a domestic bank or other entity having appropriate facilities therefor, if such Owner has so notified the Securities Administrator, or by check mailed to the address of the person entitled thereto as it appears on the Register.

Each Owner of record of a Class 2-AV-4 Certificate will be entitled to receive such Owner’s Percentage Interest in the amounts due on such Distribution Date to the Owners of the Class 2-AV-4 Certificates.  The Percentage Interest of each Class 2-AV-4 Certificate as of any date of determination will be equal to the percentage obtained by dividing the original Certificate Principal Balance of such Class 2-AV-4 Certificate on the Startup Day by the aggregate Certificate Principal Balance of the Class 2-AV-4 Certificates on the Startup Day.

The Securities Administrator or any duly-appointed Paying Agent will duly and punctually pay distributions with respect to this Certificate in accordance with the terms hereof and the Pooling and Servicing Agreement.  Amounts properly withheld under the Code by any Person from a distribution to any Owner shall be considered as having been paid by the Securities Administrator to such Owner for all purposes of the Pooling and Servicing Agreement.

The Home Equity Loans will be serviced by the Servicer and master serviced by the Master Servicer pursuant to the Pooling and Servicing Agreement.  The Pooling and Servicing Agreement permits the Servicer to enter into Sub-Servicing Agreements with certain institutions eligible for appointment as Sub-Servicers for the servicing and administration of certain Home Equity Loans.  No appointment of any Sub-Servicer shall release the Servicer from any of its obligations under the Pooling and Servicing Agreement.

This Certificate does not represent a deposit or other obligation of, or an interest in, nor are the underlying Home Equity Loans insured or guaranteed by, Nationstar Funding LLC or Nationstar Mortgage LLC or any of their Affiliates.  This Certificate is limited in right of payment to certain collections and recoveries relating to the Home Equity Loans and amounts on deposit in the Certificate Account and the Principal and Interest Account (except as otherwise provided in the Pooling and Servicing Agreement), as more specifically set forth hereinabove and in the Pooling and Servicing Agreement.

No Owner shall have any right to institute any proceeding, judicial or otherwise, with respect to the Pooling and Servicing Agreement, or for the appointment of a receiver or trustee, or for any other remedy under the Pooling and Servicing Agreement except in compliance with the terms thereof.

Notwithstanding any other provisions in the Pooling and Servicing Agreement, the Owner of any Certificate shall have the right which is absolute and unconditional to receive distributions to the extent provided in the Pooling and Servicing Agreement with respect to such Certificate or to institute suit for the enforcement of any such distribution, and such right shall not be impaired without the consent of such Owner.

The Pooling and Servicing Agreement provides that the obligations created thereby will terminate upon the payment to the Owners of all Certificates of all amounts held by the Securities Administrator and required to be paid to such Owners pursuant to the Pooling and Servicing Agreement.

The Pooling and Servicing Agreement additionally provides that (i) the Servicer may, at its option, purchase from the Trust all remaining Home Equity Loans and other property then constituting the Trust Estate, and thereby effect early retirement of the Certificates, on any Distribution Date on or after the Clean-Up Call Date and (ii) in the event the Servicer fails to exercise its option in (i) above prior to the Distribution Date on which the aggregate outstanding Pool Balance of all of the Home Equity Loans is less than or equal to 1% of the aggregate outstanding Pool Balance of all of the Home Equity Loans as of the Cut-off Date, then the Master Servicer may, at its option, terminate the Trust after the Distribution Date that is two Distribution Dates after it has given notice to the Servicer of its intention to exercise such optional termination right and the Servicer has not elected to exercise its option to terminate the Trust.  In addition, under certain circumstances relating to the qualification of any REMIC hereunder as a REMIC under the Code, the Home Equity Loans may be sold, thereby effecting the early retirement of the Certificates.

The Securities Administrator shall give written notice of termination of the Pooling and Servicing Agreement to each Owner in the manner set forth therein.

The Owners of the majority of the Percentage Interests represented by the Certificates have the right to exercise any trust or power set forth in Section 6.11 of the Pooling and Servicing Agreement.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth and referred to on the face hereof, the transfer of this Certificate is registrable in the Register upon surrender of this Certificate for registration of transfer at the office designated as the location of the Register duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Registrar duly executed by, the Owner hereof or his attorney duly authorized in writing, and thereupon one or more new Certificates of the like Class, tenor and a like Percentage Interest will be issued to the designated transferee or transferees.

The Pooling and Servicing Agreement permits, with certain exceptions as therein provided, the amendment thereof and the modifications of rights and obligations of the parties provided therein by the Depositor, the Trustee, the Seller, the Securities Administrator, the Master Servicer and the Servicer at any time and from time to time, without the consent of the Owners; provided that in certain other circumstances provided for in the Pooling and Servicing Agreement such consent of the Owners will be required prior to amendments.  Any such consent by the Owner of this Certificate shall be conclusive and binding upon such Owner and upon all future Owners of the Certificate and of any Certificate issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Certificate.

The Securities Administrator is required to furnish certain information on each Distribution Date to the Owner of this Certificate, as more fully described in the Pooling and Servicing Agreement.

The Class 2-AV-4 Certificates are issuable only as registered Certificates in minimum denominations of $25,000 original Certificate Principal Balance and in integral multiples of $1,000 in excess of $25,000.  As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Class 2-AV-4 Certificates are exchangeable for new Class 2-AV-4 Certificates of authorized denominations evidencing the same aggregate principal amount.

No service charge will be made for any such registration of transfer or exchange, but the Registrar or Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Trustee and Securities Administrator and any agent of the Trustee or Securities Administrator may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Securities Administrator nor any such agent shall be affected by notice to the contrary.

IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed on behalf of the Trust.

WELLS FARGO BANK, N.A.,

as Securities Administrator

By:

_____________________________

Title:

_____________________________

Securities Administrator Authentication

WELLS FARGO BANK, N.A., as Securities Administrator

By:

Title:

EXHIBIT A-6

FORM OF CLASS M-1 CERTIFICATE

SOLELY FOR FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS OWNERSHIP OF A CLASS OF “REGULAR INTERESTS” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT” (“REMIC”) AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTION 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), ASSUMING COMPLIANCE WITH THE REMIC PROVISIONS OF THE CODE.

IN THE CASE OF AN ERISA-RESTRICTED SWAP CERTIFICATE, PRIOR TO THE TERMINATION OF THE INTEREST RATE SWAP AGREEMENT NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS (i) SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (“PLAN”) OR (ii) THE ACQUISITION AND HOLDING OF THE ERISA-RESTRICTED SWAP CERTIFICATE ARE ELIGIBLE FOR EXEMPTIVE RELIEF UNDER THE STATUTORY EXEMPTION FOR NONFIDUCIARY SERVICE PROVIDERS UNDER SECTION 408(b)(17) OF ERISA AND SECTION 4975(D)(20) OF THE CODE, PROHIBITED TRANSACTION EXEMPTION (“PTCE”) 84-14, PTCE 90-1, PTCE 91-38, PTCE 95-60 OR PTCE 96-23 OR SOME OTHER APPLICABLE EXEMPTION.

IF THIS CERTIFICATE IS AN ERISA-RESTRICTED CERTIFICATE, NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE SECURITIES ADMINISTRATOR EITHER (i) A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (“PLAN”), (ii) IF THIS CERTIFICATE HAS BEEN THE SUBJECT OF AN ERISA-QUALIFYING UNDERWRITING (AS DEFINED IN THE AGREEMENT), A REPRESENTATION LETTER THAT THE PURCHASER IS AN INSURANCE COMPANY WHICH IS PURCHASING SUCH CERTIFICATE WITH FUNDS CONTAINED IN AN “INSURANCE COMPANY GENERAL ACCOUNT” (AS SUCH TERM IS DEFINED IN SECTION V(e) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 (“PTCE 95-60”)) AND THE PURCHASE AND HOLDING OF SUCH CERTIFICATE ARE COVERED UNDER SECTIONS I AND III OF PTCE 95-60 OR (iii) AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.08(c) OF THE AGREEMENT REFERRED TO HEREIN.  NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY REPRESENTATIONS REQUIRED HEREIN SHALL BE DEEMED MADE BY THE OWNER OF A BOOK-ENTRY CERTIFICATE.

HOME EQUITY LOAN TRUST 2007-FRE1
HOME EQUITY LOAN ASSET-BACKED CERTIFICATE
CLASS M-1
(Variable Certificate Rate)

(Subject to the Subordinate Net WAC Cap)

Representing Certain Interests Relating to two Pools of Home Equity Loans Sold and Serviced by
NATIONSTAR MORTGAGE LLC

(This Certificate does not represent an interest in, or an obligation of, nor are the underlying Home Equity Loans insured or guaranteed by, Nationstar Funding LLC (the “Depositor”) or Nationstar Mortgage LLC, a Delaware limited liability company (the “Seller” or the “Servicer”).  This Certificate represents a fractional ownership interest in the Group I and Group II Home Equity Loans and certain other property held by the Trust.)

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Issuer (“Home Equity Loan Trust 2007-FRE1”) or its agent for registration of transfer, exchange, or payment and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

No: M-1-1		43710X AF5 CUSIP
$64,330,000 Original Class M-1 Certificate Principal Balance	July 10, 2007 Date	April 25, 2007 Final Scheduled Distribution Date
CEDE & CO.
Registered Owner

The registered Owner named above is the registered beneficial Owner of such Owner’s fractional interest in (a) the Home Equity Loans listed in Schedule I-A and Schedule I-B to the Pooling and Servicing Agreement (as defined below) which the Seller is causing to be delivered to the Depositor and the Depositor is causing to be delivered to the Trustee, together with the related Home Equity Loan documents and the Depositor’s interest in any Property, and all payments thereon and proceeds of the conversion, voluntary or involuntary, of the foregoing; (b) such amounts as may be held by the Securities Administrator in the Certificate Account, together with investment earnings on such amounts, and such amounts as may be held in the name of the Securities Administrator in the Principal and Interest Account, if any, inclusive of investment earnings thereon, whether in the form of cash, instruments, securities or other properties (including any Eligible Investments held by the Servicer); (c) any amounts received by the Supplemental Interest Trustee on the Swap Agreement and such amounts as may be held by the Supplemental Interest Trustee in the Swap Account, excluding any investment earnings on such amounts; (d) such amounts as may be held by the Securities Administrator in the Net WAC Cap Carryover Reserve Fund together with investment earnings on such amounts; and (e) proceeds of all the foregoing (including, but not by way of limitation, all proceeds of any mortgage insurance, flood insurance, hazard insurance and title insurance policy relating to the Home Equity Loans, cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, rights to payment of any and every kind, and other forms of obligations and receivables which at any time constitute all or part of or are included in the proceeds of any of the foregoing) to pay the Certificates, in each case, as specified in the Pooling and Servicing Agreement ((a) - (e) above shall be collectively referred to herein as the “Trust Estate”).

The Owner hereof is entitled to principal payments on each Distribution Date, as hereinafter described, which will fully amortize such original Certificate Principal Balance of the Class M-1 Certificates over the period from the date of initial issuance of the Certificates to the Final Scheduled Distribution Date for the Class M-1 Certificates.  Therefore, the actual outstanding principal amount of this Certificate may, on any date subsequent to July 25, 2007 (the first Distribution Date), be less than the original Certificate Principal Balance of the Class M-1 Certificates set forth above.

Upon receiving the final distribution hereon, the Owner hereof is required to send this Certificate to the Securities Administrator.  The Pooling and Servicing Agreement provides that, in any event, upon the making of the final distribution due on this Certificate, this Certificate shall be deemed canceled for all purposes under the Pooling and Servicing Agreement.

NEITHER THIS CERTIFICATE NOR THE UNDERLYING HOME EQUITY LOANS ARE INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION OR ANY OTHER GOVERNMENTAL AGENCY.

THE PRINCIPAL OF THIS CERTIFICATE IS PAYABLE IN INSTALLMENTS.  THEREFORE, THE ACTUAL OUTSTANDING PRINCIPAL AMOUNT OF THIS CERTIFICATE MAY ON ANY DATE SUBSEQUENT TO JULY 25, 2007 (THE FIRST DISTRIBUTION DATE) BE LESS THAN ITS ORIGINAL CERTIFICATE PRINCIPAL BALANCE.

NOTWITHSTANDING REFERENCES HEREIN TO PRINCIPAL AND INTEREST, NO DEBT OF ANY PERSON IS REPRESENTED HEREBY.

This Certificate is one of a Class of duly-authorized Certificates designated as Home Equity Loan Trust 2007-FRE1, Home Equity Loan Asset-Backed Certificates, Class M-1 (the “Class M-1 Certificates”) and issued under and subject to the terms, provisions and conditions of that certain Pooling and Servicing Agreement dated as of June 1, 2007 (the “Pooling and Servicing Agreement”) by and among Nationstar Mortgage LLC, in its capacity as a seller (the “Seller”) and as the servicer (the “Servicer”), Wells Fargo Bank, N.A., in its capacity as master servicer (the “Master Servicer”) and securities administrator (the “Securities Administrator”), Nationstar Funding LLC, in its capacity as depositor (the “Depositor”), and The Bank of New York, in its capacity as the trustee (the “Trustee”), to which Pooling and Servicing Agreement the Owner of this Certificate by virtue of acceptance hereof assents and by which such Owner is bound.  Also issued under the Pooling and Servicing Agreement are Certificates designated as Home Equity Loan Trust 2007-FRE1 Home Equity Loan Asset-Backed Certificates, Class 2-AV-1 (the “Class 2-AV-1 Certificates”), Class 2-AV-2 (the “Class 2-AV-2 Certificates”), Class 2-AV-3 (the “Class 2-AV-3 Certificates”), Class 2-AV-4 (the “Class 2-AV-4 Certificates”), Class M-1 (the “Class M-1 Certificates”), Class M-2 (the “Class M-2 Certificates”), Class M-3 (the “Class M-3 Certificates”), Class M-4 (the “Class M-4 Certificates”), Class M-5 (the “Class M-5 Certificates”), Class M-6 (the “Class M-6 Certificates”), Class M-7A (the “Class M-7A Certificates”), Class M-7B (the “Class M-7B Certificates”), Class M-8 (the “Class M-8 Certificates”), Class M-9A (the “Class M-9A Certificates”), Class M-9B (the “Class M-9B Certificates”), Class X-IO (the “Class X-IO Certificates”), Class P (the “Class P Certificates”) and Class R (the “Class R Certificates”).  The Class 1-AV-1 Certificates, the Class 2-AV-1 Certificates, the Class 2-AV-2 Certificates, the Class 2-AV-3 Certificates, the Class 2-AV-4 Certificates, the Class M-1 Certificates, the Class M-2 Certificates, the Class M-3 Certificates, the Class M-4 Certificates, the Class M-5 Certificates, the Class M-6 Certificates, the Class M-7A Certificates, the Class M-7B Certificates, the Class M-8 Certificates, the Class M-9A Certificates and the Class M-9B Certificates shall be together referred to as the “Offered Certificates” and the Offered Certificates, the Class X-IO Certificates, the Class P Certificates and the Class R Certificates are together referred to herein as the “Certificates.”  Terms capitalized herein and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

On the 25th day of each month, or, if such day is not a Business Day, then the next succeeding Business Day (each such day being a “Distribution Date”) commencing July 25, 2007, the Owners of the Class M-1 Certificates as of the close of business on the Business Day immediately preceding such Distribution Date or if Definitive Certificates have been issued, as of the close of business on the last Business Day of the calendar month immediately preceding the calendar month in which a Distribution Date occurs (the “Record Date”) will be entitled to receive the Class Principal Distribution Amount relating to such Certificates on such Distribution Date.  Distributions will be made in immediately available funds to Owners of Certificates having an aggregate original Certificate Principal Balance of at least $1,000,000 (by wire transfer or otherwise) to the account of an Owner at a domestic bank or other entity having appropriate facilities therefor, if such Owner has so notified the Securities Administrator, or by check mailed to the address of the person entitled thereto as it appears on the Register.

Each Owner of record of a Class M-1 Certificate will be entitled to receive such Owner’s Percentage Interest in the amounts due on such Distribution Date to the Owners of the Class M-1 Certificates.  The Percentage Interest of each Class M-1 Certificate as of any date of determination will be equal to the percentage obtained by dividing the original Certificate Principal Balance of such Class M-1 Certificate on the Startup Day by the aggregate Certificate Principal Balance of the Class M-1 Certificates on the Startup Day.

The Securities Administrator or any duly-appointed Paying Agent will duly and punctually pay distributions with respect to this Certificate in accordance with the terms hereof and the Pooling and Servicing Agreement.  Amounts properly withheld under the Code by any Person from a distribution to any Owner shall be considered as having been paid by the Securities Administrator to such Owner for all purposes of the Pooling and Servicing Agreement.

The Home Equity Loans will be serviced by the Servicer and master serviced by the Master Servicer pursuant to the Pooling and Servicing Agreement.  The Pooling and Servicing Agreement permits the Servicer to enter into Sub-Servicing Agreements with certain institutions eligible for appointment as Sub-Servicers for the servicing and administration of certain Home Equity Loans.  No appointment of any Sub-Servicer shall release the Servicer from any of its obligations under the Pooling and Servicing Agreement.

This Certificate does not represent a deposit or other obligation of, or an interest in, nor are the underlying Home Equity Loans insured or guaranteed by, Nationstar Funding LLC or Nationstar Mortgage LLC or any of their Affiliates.  This Certificate is limited in right of payment to certain collections and recoveries relating to the Home Equity Loans and amounts on deposit in the Certificate Account and the Principal and Interest Account (except as otherwise provided in the Pooling and Servicing Agreement), as more specifically set forth hereinabove and in the Pooling and Servicing Agreement.

No Owner shall have any right to institute any proceeding, judicial or otherwise, with respect to the Pooling and Servicing Agreement, or for the appointment of a receiver or trustee, or for any other remedy under the Pooling and Servicing Agreement except in compliance with the terms thereof.

Notwithstanding any other provisions in the Pooling and Servicing Agreement, the Owner of any Certificate shall have the right which is absolute and unconditional to receive distributions to the extent provided in the Pooling and Servicing Agreement with respect to such Certificate or to institute suit for the enforcement of any such distribution, and such right shall not be impaired without the consent of such Owner.

The Pooling and Servicing Agreement provides that the obligations created thereby will terminate upon the payment to the Owners of all Certificates of all amounts held by the Securities Administrator and required to be paid to such Owners pursuant to the Pooling and Servicing Agreement.

The Pooling and Servicing Agreement additionally provides that (i) the Servicer may, at its option, purchase from the Trust all remaining Home Equity Loans and other property then constituting the Trust Estate, and thereby effect early retirement of the Certificates, on any Distribution Date on or after the Clean-Up Call Date and (ii) in the event the Servicer fails to exercise its option in (i) above prior to the Distribution Date on which the aggregate outstanding Pool Balance of all of the Home Equity Loans is less than or equal to 1% of the aggregate outstanding Pool Balance of all of the Home Equity Loans as of the Cut-off Date, then the Master Servicer may, at its option, terminate the Trust after the Distribution Date that is two Distribution Dates after it has given notice to the Servicer of its intention to exercise such optional termination right and the Servicer has not elected to exercise its option to terminate the Trust.  In addition, under certain circumstances relating to the qualification any REMIC hereunder as a REMIC under the Code, the Home Equity Loans may be sold, thereby effecting the early retirement of the Certificates.

The Securities Administrator shall give written notice of termination of the Pooling and Servicing Agreement to each Owner in the manner set forth therein.

The Owners of the majority of the Percentage Interests represented by the Certificates have the right to exercise any trust or power set forth in Section 6.11 of the Pooling and Servicing Agreement.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth and referred to on the face hereof, the transfer of this Certificate is registrable in the Register upon surrender of this Certificate for registration of transfer at the office designated as the location of the Register duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Registrar duly executed by, the Owner hereof or his attorney duly authorized in writing, and thereupon one or more new Certificates of the like Class, tenor and a like Percentage Interest will be issued to the designated transferee or transferees.

The Pooling and Servicing Agreement permits, with certain exceptions as therein provided, the amendment thereof and the modifications of rights and obligations of the parties provided therein by the Depositor, the Trustee, the Seller, the Securities Administrator, the Master Servicer and the Servicer at any time and from time to time, without the consent of the Owners; provided that in certain other circumstances provided for in the Pooling and Servicing Agreement such consent of the Owners will be required prior to amendments.  Any such consent by the Owner of this Certificate shall be conclusive and binding upon such Owner and upon all future Owners of the Certificate and of any Certificate issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Certificate.

The Securities Administrator is required to furnish certain information on each Distribution Date to the Owner of this Certificate, as more fully described in the Pooling and Servicing Agreement.

The Class M-1 Certificates are issuable only as registered Certificates in minimum denominations of $25,000 original Certificate Principal Balance and in integral multiples of $1,000 in excess of $25,000.  As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Class M-1 Certificates are exchangeable for new Class M-1 Certificates of authorized denominations evidencing the same aggregate principal amount.

No service charge will be made for any such registration of transfer or exchange, but the Registrar or Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Trustee and Securities Administrator and any agent of the Trustee or Securities Administrator may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Securities Administrator nor any such agent shall be affected by notice to the contrary.

IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed on behalf of the Trust.

WELLS FARGO BANK, N.A.,

as Securities Administrator

By:

_____________________________

Title:

_____________________________

Securities Administrator Authentication

WELLS FARGO BANK, N.A., as Securities Administrator

By:

Title:

EXHIBIT A-7

FORM OF CLASS M-2 CERTIFICATE

SOLELY FOR FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS OWNERSHIP OF A CLASS OF “REGULAR INTERESTS” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT” (“REMIC”) AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTION 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), ASSUMING COMPLIANCE WITH THE REMIC PROVISIONS OF THE CODE.

IN THE CASE OF AN ERISA-RESTRICTED SWAP CERTIFICATE, PRIOR TO THE TERMINATION OF THE INTEREST RATE SWAP AGREEMENT NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS (i) SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (“PLAN”) OR (ii) THE ACQUISITION AND HOLDING OF THE ERISA-RESTRICTED SWAP CERTIFICATE ARE ELIGIBLE FOR EXEMPTIVE RELIEF UNDER THE STATUTORY EXEMPTION FOR NONFIDUCIARY SERVICE PROVIDERS UNDER SECTION 408(b)(17) OF ERISA AND SECTION 4975(D)(20) OF THE CODE, PROHIBITED TRANSACTION EXEMPTION (“PTCE”) 84-14, PTCE 90-1, PTCE 91-38, PTCE 95-60 OR PTCE 96-23 OR SOME OTHER APPLICABLE EXEMPTION.

IF THIS CERTIFICATE IS AN ERISA-RESTRICTED CERTIFICATE, NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE SECURITIES ADMINISTRATOR EITHER (i) A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (“PLAN”), (ii) IF THIS CERTIFICATE HAS BEEN THE SUBJECT OF AN ERISA-QUALIFYING UNDERWRITING (AS DEFINED IN THE AGREEMENT), A REPRESENTATION LETTER THAT THE PURCHASER IS AN INSURANCE COMPANY WHICH IS PURCHASING SUCH CERTIFICATE WITH FUNDS CONTAINED IN AN “INSURANCE COMPANY GENERAL ACCOUNT” (AS SUCH TERM IS DEFINED IN SECTION V(e) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 (“PTCE 95-60”)) AND THE PURCHASE AND HOLDING OF SUCH CERTIFICATE ARE COVERED UNDER SECTIONS I AND III OF PTCE 95-60 OR (iii) AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.08(c) OF THE AGREEMENT REFERRED TO HEREIN.  NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY REPRESENTATIONS REQUIRED HEREIN SHALL BE DEEMED MADE BY THE OWNER OF A BOOK-ENTRY CERTIFICATE.

HOME EQUITY LOAN TRUST 2007-FRE1
HOME EQUITY LOAN ASSET-BACKED CERTIFICATE
CLASS M-2
(Variable Certificate Rate)

(Subject to the Subordinate Net WAC Cap)

Representing Certain Interests Relating to two Pools of Home Equity Loans Sold and Serviced by
NATIONSTAR MORTGAGE LLC

(This Certificate does not represent an interest in, or an obligation of, nor are the underlying Home Equity Loans insured or guaranteed by, Nationstar Funding LLC (the “Depositor”) or Nationstar Mortgage LLC, a Delaware limited liability company (the “Seller” or the “Servicer”).  This Certificate represents a fractional ownership interest in the Group I and Group II Home Equity Loans and certain other property held by the Trust.)

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Issuer (“Home Equity Loan Trust 2007-FRE1”) or its agent for registration of transfer, exchange, or payment and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

No: M-2-1		43710X AG3 CUSIP
$58,630,000 Original Class M-2 Certificate Principal Balance	July 10, 2007 Date	April 25, 2007 Final Scheduled Distribution Date
CEDE & CO.
Registered Owner

The registered Owner named above is the registered beneficial Owner of such Owner’s fractional interest in (a) the Home Equity Loans listed in Schedule I-A and Schedule I-B to the Pooling and Servicing Agreement (as defined below) which the Seller is causing to be delivered to the Depositor and the Depositor is causing to be delivered to the Trustee, together with the related Home Equity Loan documents and the Depositor’s interest in any Property, and all payments thereon and proceeds of the conversion, voluntary or involuntary, of the foregoing; (b) such amounts as may be held by the Securities Administrator in the Certificate Account, together with investment earnings on such amounts, and such amounts as may be held in the name of the Securities Administrator in the Principal and Interest Account, if any, inclusive of investment earnings thereon, whether in the form of cash, instruments, securities or other properties (including any Eligible Investments held by the Servicer); (c) any amounts received by the Supplemental Interest Trustee on the Swap Agreement and such amounts as may be held by the Supplemental Interest Trustee in the Swap Account, excluding any investment earnings on such amounts; (d) such amounts as may be held by the Securities Administrator in the Net WAC Cap Carryover Reserve Fund together with investment earnings on such amounts; and (e) proceeds of all the foregoing (including, but not by way of limitation, all proceeds of any mortgage insurance, flood insurance, hazard insurance and title insurance policy relating to the Home Equity Loans, cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, rights to payment of any and every kind, and other forms of obligations and receivables which at any time constitute all or part of or are included in the proceeds of any of the foregoing) to pay the Certificates, in each case, as specified in the Pooling and Servicing Agreement ((a) - (e) above shall be collectively referred to herein as the “Trust Estate”).

The Owner hereof is entitled to principal payments on each Distribution Date, as hereinafter described, which will fully amortize such original Certificate Principal Balance of the Class M-2 Certificates over the period from the date of initial issuance of the Certificates to the Final Scheduled Distribution Date for the Class M-2 Certificates.  Therefore, the actual outstanding principal amount of this Certificate may, on any date subsequent to July 25, 2007 (the first Distribution Date), be less than the original Certificate Principal Balance of the Class M-2 Certificates set forth above.

Upon receiving the final distribution hereon, the Owner hereof is required to send this Certificate to the Securities Administrator.  The Pooling and Servicing Agreement provides that, in any event, upon the making of the final distribution due on this Certificate, this Certificate shall be deemed canceled for all purposes under the Pooling and Servicing Agreement.

NEITHER THIS CERTIFICATE NOR THE UNDERLYING HOME EQUITY LOANS ARE INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION OR ANY OTHER GOVERNMENTAL AGENCY.

THE PRINCIPAL OF THIS CERTIFICATE IS PAYABLE IN INSTALLMENTS.  THEREFORE, THE ACTUAL OUTSTANDING PRINCIPAL AMOUNT OF THIS CERTIFICATE MAY ON ANY DATE SUBSEQUENT TO JULY 25, 2007 (THE FIRST DISTRIBUTION DATE) BE LESS THAN ITS ORIGINAL CERTIFICATE PRINCIPAL BALANCE.

NOTWITHSTANDING REFERENCES HEREIN TO PRINCIPAL AND INTEREST, NO DEBT OF ANY PERSON IS REPRESENTED HEREBY.

This Certificate is one of a Class of duly-authorized Certificates designated as Home Equity Loan Trust 2007-FRE1, Home Equity Loan Asset-Backed Certificates, Class M-2 (the “Class M-2 Certificates”) and issued under and subject to the terms, provisions and conditions of that certain Pooling and Servicing Agreement dated as of June 1, 2007 (the “Pooling and Servicing Agreement”) by and among Nationstar Mortgage LLC, in its capacity as a seller (the “Seller”) and as the servicer (the “Servicer”), Wells Fargo Bank, N.A., in its capacity as master servicer (the “Master Servicer”) and securities administrator (the “Securities Administrator”), Nationstar Funding LLC, in its capacity as depositor (the “Depositor”), and The Bank of New York, in its capacity as the trustee (the “Trustee”), to which Pooling and Servicing Agreement the Owner of this Certificate by virtue of acceptance hereof assents and by which such Owner is bound.  Also issued under the Pooling and Servicing Agreement are Certificates designated as Home Equity Loan Trust 2007-FRE1 Home Equity Loan Asset-Backed Certificates, Class 2-AV-1 (the “Class 2-AV-1 Certificates”), Class 2-AV-2 (the “Class 2-AV-2 Certificates”), Class 2-AV-3 (the “Class 2-AV-3 Certificates”), Class 2-AV-4 (the “Class 2-AV-4 Certificates”), Class M-1 (the “Class M-1 Certificates”), Class M-2 (the “Class M-2 Certificates”), Class M-3 (the “Class M-3 Certificates”), Class M-4 (the “Class M-4 Certificates”), Class M-5 (the “Class M-5 Certificates”), Class M-6 (the “Class M-6 Certificates”), Class M-7A (the “Class M-7A Certificates”), Class M-7B (the “Class M-7B Certificates”), Class M-8 (the “Class M-8 Certificates”), Class M-9A (the “Class M-9A Certificates”), Class M-9B (the “Class M-9B Certificates”), Class X-IO (the “Class X-IO Certificates”), Class P (the “Class P Certificates”) and Class R (the “Class R Certificates”).  The Class 1-AV-1 Certificates, the Class 2-AV-1 Certificates, the Class 2-AV-2 Certificates, the Class 2-AV-3 Certificates, the Class 2-AV-4 Certificates, the Class M-1 Certificates, the Class M-2 Certificates, the Class M-3 Certificates, the Class M-4 Certificates, the Class M-5 Certificates, the Class M-6 Certificates, the Class M-7A Certificates, the Class M-7B Certificates, the Class M-8 Certificates, the Class M-9A Certificates and the Class M-9B Certificates shall be together referred to as the “Offered Certificates” and the Offered Certificates, the Class X-IO Certificates, the Class P Certificates and the Class R Certificates are together referred to herein as the “Certificates.”  Terms capitalized herein and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

On the 25th day of each month, or, if such day is not a Business Day, then the next succeeding Business Day (each such day being a “Distribution Date”) commencing July 25, 2007, the Owners of the Class M-2 Certificates as of the close of business on the Business Day immediately preceding such Distribution Date or if Definitive Certificates have been issued, as of the close of business on the last Business Day of the calendar month immediately preceding the calendar month in which a Distribution Date occurs (the “Record Date”) will be entitled to receive the Class Principal Distribution Amount relating to such Certificates on such Distribution Date.  Distributions will be made in immediately available funds to Owners of Certificates having an aggregate original Certificate Principal Balance of at least $1,000,000 (by wire transfer or otherwise) to the account of an Owner at a domestic bank or other entity having appropriate facilities therefor, if such Owner has so notified the Securities Administrator, or by check mailed to the address of the person entitled thereto as it appears on the Register.

Each Owner of record of a Class M-2 Certificate will be entitled to receive such Owner’s Percentage Interest in the amounts due on such Distribution Date to the Owners of the Class M-2 Certificates. The Percentage Interest of each Class M-2 Certificate as of any date of determination will be equal to the percentage obtained by dividing the original Certificate Principal Balance of such Class M-2 Certificate on the Startup Day by the aggregate Certificate Principal Balance of the Class M-2 Certificates on the Startup Day.

The Securities Administrator or any duly-appointed Paying Agent will duly and punctually pay distributions with respect to this Certificate in accordance with the terms hereof and the Pooling and Servicing Agreement.  Amounts properly withheld under the Code by any Person from a distribution to any Owner shall be considered as having been paid by the Securities Administrator to such Owner for all purposes of the Pooling and Servicing Agreement.

The Home Equity Loans will be serviced by the Servicer and master serviced by the Master Servicer pursuant to the Pooling and Servicing Agreement.  The Pooling and Servicing Agreement permits the Servicer to enter into Sub-Servicing Agreements with certain institutions eligible for appointment as Sub-Servicers for the servicing and administration of certain Home Equity Loans.  No appointment of any Sub-Servicer shall release the Servicer from any of its obligations under the Pooling and Servicing Agreement.

This Certificate does not represent a deposit or other obligation of, or an interest in, nor are the underlying Home Equity Loans insured or guaranteed by, Nationstar Funding LLC or Nationstar Mortgage LLC or any of their Affiliates.  This Certificate is limited in right of payment to certain collections and recoveries relating to the Home Equity Loans and amounts on deposit in the Certificate Account and the Principal and Interest Account (except as otherwise provided in the Pooling and Servicing Agreement), as more specifically set forth hereinabove and in the Pooling and Servicing Agreement.

No Owner shall have any right to institute any proceeding, judicial or otherwise, with respect to the Pooling and Servicing Agreement, or for the appointment of a receiver or trustee, or for any other remedy under the Pooling and Servicing Agreement except in compliance with the terms thereof.

Notwithstanding any other provisions in the Pooling and Servicing Agreement, the Owner of any Certificate shall have the right which is absolute and unconditional to receive distributions to the extent provided in the Pooling and Servicing Agreement with respect to such Certificate or to institute suit for the enforcement of any such distribution, and such right shall not be impaired without the consent of such Owner.

The Pooling and Servicing Agreement provides that the obligations created thereby will terminate upon the payment to the Owners of all Certificates of all amounts held by the Securities Administrator and required to be paid to such Owners pursuant to the Pooling and Servicing Agreement.

The Pooling and Servicing Agreement additionally provides that (i) the Servicer may, at its option, purchase from the Trust all remaining Home Equity Loans and other property then constituting the Trust Estate, and thereby effect early retirement of the Certificates, on any Distribution Date on or after the Clean-Up Call Date and (ii) in the event the Servicer fails to exercise its option in (i) above prior to the Distribution Date on which the aggregate outstanding Pool Balance of all of the Home Equity Loans is less than or equal to 1% of the aggregate outstanding Pool Balance of all of the Home Equity Loans as of the Cut-off Date, then the Master Servicer may, at its option, terminate the Trust after the Distribution Date that is two Distribution Dates after it has given notice to the Servicer of its intention to exercise such optional termination right and the Servicer has not elected to exercise its option to terminate the Trust.  In addition, under certain circumstances relating to the qualification of any REMIC hereunder as a REMIC under the Code, the Home Equity Loans may be sold, thereby effecting the early retirement of the Certificates.

The Securities Administrator shall give written notice of termination of the Pooling and Servicing Agreement to each Owner in the manner set forth therein.

The Owners of the majority of the Percentage Interests represented by the Certificates have the right to exercise any trust or power set forth in Section 6.11 of the Pooling and Servicing Agreement.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth and referred to on the face hereof, the transfer of this Certificate is registrable in the Register upon surrender of this Certificate for registration of transfer at the office designated as the location of the Register duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Registrar duly executed by, the Owner hereof or his attorney duly authorized in writing, and thereupon one or more new Certificates of the like Class, tenor and a like Percentage Interest will be issued to the designated transferee or transferees.

The Pooling and Servicing Agreement permits, with certain exceptions as therein provided, the amendment thereof and the modifications of rights and obligations of the parties provided therein by the Depositor, the Trustee, the Seller, the Securities Administrator, the Master Servicer and the Servicer at any time and from time to time, without the consent of the Owners; provided that in certain other circumstances provided for in the Pooling and Servicing Agreement such consent of the Owners will be required prior to amendments.  Any such consent by the Owner of this Certificate shall be conclusive and binding upon such Owner and upon all future Owners of the Certificate and of any Certificate issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Certificate.

The Securities Administrator is required to furnish certain information on each Distribution Date to the Owner of this Certificate, as more fully described in the Pooling and Servicing Agreement.

The Class M-2 Certificates are issuable only as registered Certificates in minimum denominations of $25,000 original Certificate Principal Balance and in integral multiples of $1,000 in excess of $25,000.  As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Class M-2 Certificates are exchangeable for new Class M-2 Certificates of authorized denominations evidencing the same aggregate principal amount.

No service charge will be made for any such registration of transfer or exchange, but the Registrar or Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Trustee and Securities Administrator and any agent of the Trustee or Securities Administrator may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Securities Administrator nor any such agent shall be affected by notice to the contrary.

IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed on behalf of the Trust.

WELLS FARGO BANK, N.A.,

as Securities Administrator

By:

_____________________________

Title:

_____________________________

Securities Administrator Authentication

WELLS FARGO BANK, N.A., as Securities Administrator

By:

Title:

EXHIBIT A-8

FORM OF CLASS M-3 CERTIFICATE

SOLELY FOR FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS OWNERSHIP OF A CLASS OF “REGULAR INTERESTS” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT” (“REMIC”) AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTION 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), ASSUMING COMPLIANCE WITH THE REMIC PROVISIONS OF THE CODE.

IN THE CASE OF AN ERISA-RESTRICTED SWAP CERTIFICATE, PRIOR TO THE TERMINATION OF THE INTEREST RATE SWAP AGREEMENT NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS (i) SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (“PLAN”) OR (ii) THE ACQUISITION AND HOLDING OF THE ERISA-RESTRICTED SWAP CERTIFICATE ARE ELIGIBLE FOR EXEMPTIVE RELIEF UNDER THE STATUTORY EXEMPTION FOR NONFIDUCIARY SERVICE PROVIDERS UNDER SECTION 408(b)(17) OF ERISA AND SECTION 4975(D)(20) OF THE CODE, PROHIBITED TRANSACTION EXEMPTION (“PTCE”) 84-14, PTCE 90-1, PTCE 91-38, PTCE 95-60 OR PTCE 96-23 OR SOME OTHER APPLICABLE EXEMPTION.

IF THIS CERTIFICATE IS AN ERISA-RESTRICTED CERTIFICATE, NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE SECURITIES ADMINISTRATOR EITHER (i) A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (“PLAN”), (ii) IF THIS CERTIFICATE HAS BEEN THE SUBJECT OF AN ERISA-QUALIFYING UNDERWRITING (AS DEFINED IN THE AGREEMENT), A REPRESENTATION LETTER THAT THE PURCHASER IS AN INSURANCE COMPANY WHICH IS PURCHASING SUCH CERTIFICATE WITH FUNDS CONTAINED IN AN “INSURANCE COMPANY GENERAL ACCOUNT” (AS SUCH TERM IS DEFINED IN SECTION V(e) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 (“PTCE 95-60”)) AND THE PURCHASE AND HOLDING OF SUCH CERTIFICATE ARE COVERED UNDER SECTIONS I AND III OF PTCE 95-60 OR (iii) AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.08(c) OF THE AGREEMENT REFERRED TO HEREIN.  NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY REPRESENTATIONS REQUIRED HEREIN SHALL BE DEEMED MADE BY THE OWNER OF A BOOK-ENTRY CERTIFICATE.

HOME EQUITY LOAN TRUST 2007-FRE1
HOME EQUITY LOAN ASSET-BACKED CERTIFICATE
CLASS M-3
(Variable Certificate Rate)

(Subject to the Subordinate Net WAC Cap)

Representing Certain Interests Relating to two Pools of Home Equity Loans Sold and Serviced by
NATIONSTAR MORTGAGE LLC

(This Certificate does not represent an interest in, or an obligation of, nor are the underlying Home Equity Loans insured or guaranteed by, Nationstar Funding LLC (the “Depositor”) or Nationstar Mortgage LLC, a Delaware limited liability company (the “Seller” or the “Servicer”).  This Certificate represents a fractional ownership interest in the Group I and Group II Home Equity Loans and certain other property held by the Trust.)

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Issuer (“Home Equity Loan Trust 2007-FRE1”) or its agent for registration of transfer, exchange, or payment and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

No: M-3-1		43710X AH1 CUSIP
$35,830,000 Original Class M-3 Certificate Principal Balance	July 10, 2007 Date	April 25, 2007 Final Scheduled Distribution Date
CEDE & CO.
Registered Owner

The registered Owner named above is the registered beneficial Owner of such Owner’s fractional interest in (a) the Home Equity Loans listed in Schedule I-A and Schedule I-B to the Pooling and Servicing Agreement (as defined below) which the Seller is causing to be delivered to the Depositor and the Depositor is causing to be delivered to the Trustee, together with the related Home Equity Loan documents and the Depositor’s interest in any Property, and all payments thereon and proceeds of the conversion, voluntary or involuntary, of the foregoing; (b) such amounts as may be held by the Securities Administrator in the Certificate Account, together with investment earnings on such amounts, and such amounts as may be held in the name of the Securities Administrator in the Principal and Interest Account, if any, inclusive of investment earnings thereon, whether in the form of cash, instruments, securities or other properties (including any Eligible Investments held by the Servicer); (c) any amounts received by the Supplemental Interest Trustee on the Swap Agreement and such amounts as may be held by the Supplemental Interest Trustee in the Swap Account, excluding any investment earnings on such amounts; (d) such amounts as may be held by the Securities Administrator in the Net WAC Cap Carryover Reserve Fund together with investment earnings on such amounts; and (e) proceeds of all the foregoing (including, but not by way of limitation, all proceeds of any mortgage insurance, flood insurance, hazard insurance and title insurance policy relating to the Home Equity Loans, cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, rights to payment of any and every kind, and other forms of obligations and receivables which at any time constitute all or part of or are included in the proceeds of any of the foregoing) to pay the Certificates, in each case, as specified in the Pooling and Servicing Agreement ((a) - (e) above shall be collectively referred to herein as the “Trust Estate”).

The Owner hereof is entitled to principal payments on each Distribution Date, as hereinafter described, which will fully amortize such original Certificate Principal Balance of the Class M-3 Certificates over the period from the date of initial issuance of the Certificates to the Final Scheduled Distribution Date for the Class M-3 Certificates.  Therefore, the actual outstanding principal amount of this Certificate may, on any date subsequent to July 25, 2007 (the first Distribution Date), be less than the original Certificate Principal Balance of the Class M-3 Certificates set forth above.

Upon receiving the final distribution hereon, the Owner hereof is required to send this Certificate to the Securities Administrator.  The Pooling and Servicing Agreement provides that, in any event, upon the making of the final distribution due on this Certificate, this Certificate shall be deemed canceled for all purposes under the Pooling and Servicing Agreement.

NEITHER THIS CERTIFICATE NOR THE UNDERLYING HOME EQUITY LOANS ARE INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION OR ANY OTHER GOVERNMENTAL AGENCY.

THE PRINCIPAL OF THIS CERTIFICATE IS PAYABLE IN INSTALLMENTS.  THEREFORE, THE ACTUAL OUTSTANDING PRINCIPAL AMOUNT OF THIS CERTIFICATE MAY ON ANY DATE SUBSEQUENT TO JULY 25, 2007 (THE FIRST DISTRIBUTION DATE) BE LESS THAN ITS ORIGINAL CERTIFICATE PRINCIPAL BALANCE.

NOTWITHSTANDING REFERENCES HEREIN TO PRINCIPAL AND INTEREST, NO DEBT OF ANY PERSON IS REPRESENTED HEREBY.

This Certificate is one of a Class of duly-authorized Certificates designated as Home Equity Loan Trust 2007-FRE1, Home Equity Loan Asset-Backed Certificates, Class M-3 (the “Class M-3 Certificates”) and issued under and subject to the terms, provisions and conditions of that certain Pooling and Servicing Agreement dated as of June 1, 2007 (the “Pooling and Servicing Agreement”) by and among Nationstar Mortgage LLC, in its capacity as a seller (the “Seller”) and as the servicer (the “Servicer”), Wells Fargo Bank, N.A., in its capacity as master servicer (the “Master Servicer) and securities administrator (the “Securities Administrator”), Nationstar Funding LLC, in its capacity as depositor (the “Depositor”), and The Bank of New York, in its capacity as the trustee (the “Trustee”), to which Pooling and Servicing Agreement the Owner of this Certificate by virtue of acceptance hereof assents and by which such Owner is bound.  Also issued under the Pooling and Servicing Agreement are Certificates designated as Home Equity Loan Trust 2007-FRE1 Home Equity Loan Asset-Backed Certificates, Class 2-AV-1 (the “Class 2-AV-1 Certificates”), Class 2-AV-2 (the “Class 2-AV-2 Certificates”), Class 2-AV-3 (the “Class 2-AV-3 Certificates”), Class 2-AV-4 (the “Class 2-AV-4 Certificates”), Class M-1 (the “Class M-1 Certificates”), Class M-2 (the “Class M-2 Certificates”), Class M-3 (the “Class M-3 Certificates”), Class M-4 (the “Class M-4 Certificates”), Class M-5 (the “Class M-5 Certificates”), Class M-6 (the “Class M-6 Certificates”), Class M-7A (the “Class M-7A Certificates”), Class M-7B (the “Class M-7B Certificates”), Class M-8 (the “Class M-8 Certificates”), Class M-9A (the “Class M-9A Certificates”), Class M-9B (the “Class M-9B Certificates”), Class X-IO (the “Class X-IO Certificates”), Class P (the “Class P Certificates”) and Class R (the “Class R Certificates”).  The Class 1-AV-1 Certificates, the Class 2-AV-1 Certificates, the Class 2-AV-2 Certificates, the Class 2-AV-3 Certificates, the Class 2-AV-4 Certificates, the Class M-1 Certificates, the Class M-2 Certificates, the Class M-3 Certificates, the Class M-4 Certificates, the Class M-5 Certificates, the Class M-6 Certificates, the Class M-7A Certificates, the Class M-7B Certificates, the Class M-8 Certificates, the Class M-9A Certificates and the Class M-9B Certificates shall be together referred to as the “Offered Certificates” and the Offered Certificates, the Class X-IO Certificates, the Class P Certificates and the Class R Certificates are together referred to herein as the “Certificates.”  Terms capitalized herein and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

On the 25th day of each month, or, if such day is not a Business Day, then the next succeeding Business Day (each such day being a “Distribution Date”) commencing July 25, 2007, the Owners of the Class M-3 Certificates as of the close of business on the Business Day immediately preceding such Distribution Date or if Definitive Certificates have been issued, as of the close of business on the last Business Day of the calendar month immediately preceding the calendar month in which a Distribution Date occurs (the “Record Date”) will be entitled to receive the Class Principal Distribution Amount relating to such Certificates on such Distribution Date.  Distributions will be made in immediately available funds to Owners of Certificates having an aggregate original Certificate Principal Balance of at least $1,000,000 (by wire transfer or otherwise) to the account of an Owner at a domestic bank or other entity having appropriate facilities therefor, if such Owner has so notified the Securities Administrator, or by check mailed to the address of the person entitled thereto as it appears on the Register.

Each Owner of record of a Class M-3 Certificate will be entitled to receive such Owner’s Percentage Interest in the amounts due on such Distribution Date to the Owners of the Class M-3 Certificates.  The Percentage Interest of each Class M-3 Certificate as of any date of determination will be equal to the percentage obtained by dividing the original Certificate Principal Balance of such Class M-3 Certificate on the Startup Day by the aggregate Certificate Principal Balance of the Class M-3 Certificates on the Startup Day.

The Securities Administrator or any duly-appointed Paying Agent will duly and punctually pay distributions with respect to this Certificate in accordance with the terms hereof and the Pooling and Servicing Agreement.  Amounts properly withheld under the Code by any Person from a distribution to any Owner shall be considered as having been paid by the Securities Administrator to such Owner for all purposes of the Pooling and Servicing Agreement.

The Home Equity Loans will be serviced by the Servicer and master serviced by the Master Servicer pursuant to the Pooling and Servicing Agreement.  The Pooling and Servicing Agreement permits the Servicer to enter into Sub-Servicing Agreements with certain institutions eligible for appointment as Sub-Servicers for the servicing and administration of certain Home Equity Loans.  No appointment of any Sub-Servicer shall release the Servicer from any of its obligations under the Pooling and Servicing Agreement.

This Certificate does not represent a deposit or other obligation of, or an interest in, nor are the underlying Home Equity Loans insured or guaranteed by, Nationstar Funding LLC or Nationstar Mortgage LLC or any of their Affiliates.  This Certificate is limited in right of payment to certain collections and recoveries relating to the Home Equity Loans and amounts on deposit in the Certificate Account and the Principal and Interest Account (except as otherwise provided in the Pooling and Servicing Agreement), as more specifically set forth hereinabove and in the Pooling and Servicing Agreement.

No Owner shall have any right to institute any proceeding, judicial or otherwise, with respect to the Pooling and Servicing Agreement, or for the appointment of a receiver or trustee, or for any other remedy under the Pooling and Servicing Agreement except in compliance with the terms thereof.

Notwithstanding any other provisions in the Pooling and Servicing Agreement, the Owner of any Certificate shall have the right which is absolute and unconditional to receive distributions to the extent provided in the Pooling and Servicing Agreement with respect to such Certificate or to institute suit for the enforcement of any such distribution, and such right shall not be impaired without the consent of such Owner.

The Pooling and Servicing Agreement provides that the obligations created thereby will terminate upon the payment to the Owners of all Certificates of all amounts held by the Securities Administrator and required to be paid to such Owners pursuant to the Pooling and Servicing Agreement.

The Pooling and Servicing Agreement additionally provides that (i) the Servicer may, at its option, purchase from the Trust all remaining Home Equity Loans and other property then constituting the Trust Estate, and thereby effect early retirement of the Certificates, on any Distribution Date on or after the Clean-Up Call Date and (ii) in the event the Servicer fails to exercise its option in (i) above prior to the Distribution Date on which the aggregate outstanding Pool Balance of all of the Home Equity Loans is less than or equal to 1% of the aggregate outstanding Pool Balance of all of the Home Equity Loans as of the Cut-off Date, then the Master Servicer may, at its option, terminate the Trust after the Distribution Date that is two Distribution Dates after it has given notice to the Servicer of its intention to exercise such optional termination right and the Servicer has not elected to exercise its option to terminate the Trust.  In addition, under certain circumstances relating to the qualification of any REMIC hereunder as a REMIC under the Code, the Home Equity Loans may be sold, thereby effecting the early retirement of the Certificates.

The Securities Administrator shall give written notice of termination of the Pooling and Servicing Agreement to each Owner in the manner set forth therein.

The Owners of the majority of the Percentage Interests represented by the Certificates have the right to exercise any trust or power set forth in Section 6.11 of the Pooling and Servicing Agreement.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth and referred to on the face hereof, the transfer of this Certificate is registrable in the Register upon surrender of this Certificate for registration of transfer at the office designated as the location of the Register duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Registrar duly executed by, the Owner hereof or his attorney duly authorized in writing, and thereupon one or more new Certificates of the like Class, tenor and a like Percentage Interest will be issued to the designated transferee or transferees.

The Pooling and Servicing Agreement permits, with certain exceptions as therein provided, the amendment thereof and the modifications of rights and obligations of the parties provided therein by the Depositor, the Trustee, the Seller, the Securities Administrator, the Master Servicer and the Servicer at any time and from time to time, without the consent of the Owners; provided that in certain other circumstances provided for in the Pooling and Servicing Agreement such consent of the Owners will be required prior to amendments.  Any such consent by the Owner of this Certificate shall be conclusive and binding upon such Owner and upon all future Owners of the Certificate and of any Certificate issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Certificate.

The Securities Administrator is required to furnish certain information on each Distribution Date to the Owner of this Certificate, as more fully described in the Pooling and Servicing Agreement.

The Class M-3 Certificates are issuable only as registered Certificates in minimum denominations of $25,000 original Certificate Principal Balance and in integral multiples of $1,000 in excess of $25,000.  As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Class M-3 Certificates are exchangeable for new Class M-3 Certificates of authorized denominations evidencing the same aggregate principal amount.

No service charge will be made for any such registration of transfer or exchange, but the Registrar or Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Trustee and Securities Administrator and any agent of the Trustee or Securities Administrator may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Securities Administrator nor any such agent shall be affected by notice to the contrary.

IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed on behalf of the Trust.

WELLS FARGO BANK, N.A.,

as Securities Administrator

By:

_____________________________

Title:

_____________________________

Securities Administrator Authentication

WELLS FARGO BANK, N.A., as Securities Administrator

By:

Title:

EXHIBIT A-9

FORM OF CLASS M-4 CERTIFICATE

SOLELY FOR FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS OWNERSHIP OF A CLASS OF “REGULAR INTERESTS” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT” (“REMIC”) AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTION 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), ASSUMING COMPLIANCE WITH THE REMIC PROVISIONS OF THE CODE.

IN THE CASE OF AN ERISA-RESTRICTED SWAP CERTIFICATE, PRIOR TO THE TERMINATION OF THE INTEREST RATE SWAP AGREEMENT NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS (i) SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (“PLAN”) OR (ii) THE ACQUISITION AND HOLDING OF THE ERISA-RESTRICTED SWAP CERTIFICATE ARE ELIGIBLE FOR EXEMPTIVE RELIEF UNDER THE STATUTORY EXEMPTION FOR NONFIDUCIARY SERVICE PROVIDERS UNDER SECTION 408(b)(17) OF ERISA AND SECTION 4975(D)(20) OF THE CODE, PROHIBITED TRANSACTION EXEMPTION (“PTCE”) 84-14, PTCE 90-1, PTCE 91-38, PTCE 95-60 OR PTCE 96-23 OR SOME OTHER APPLICABLE EXEMPTION.

IF THIS CERTIFICATE IS AN ERISA-RESTRICTED CERTIFICATE, NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE SECURITIES ADMINISTRATOR EITHER (i) A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (“PLAN”), (ii) IF THIS CERTIFICATE HAS BEEN THE SUBJECT OF AN ERISA-QUALIFYING UNDERWRITING (AS DEFINED IN THE AGREEMENT), A REPRESENTATION LETTER THAT THE PURCHASER IS AN INSURANCE COMPANY WHICH IS PURCHASING SUCH CERTIFICATE WITH FUNDS CONTAINED IN AN “INSURANCE COMPANY GENERAL ACCOUNT” (AS SUCH TERM IS DEFINED IN SECTION V(e) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 (“PTCE 95-60”)) AND THE PURCHASE AND HOLDING OF SUCH CERTIFICATE ARE COVERED UNDER SECTIONS I AND III OF PTCE 95-60 OR (iii) AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.08(c) OF THE AGREEMENT REFERRED TO HEREIN.  NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY REPRESENTATIONS REQUIRED HEREIN SHALL BE DEEMED MADE BY THE OWNER OF A BOOK-ENTRY CERTIFICATE.

HOME EQUITY LOAN TRUST 2007-FRE1
HOME EQUITY LOAN ASSET-BACKED CERTIFICATE
CLASS M-4
(Variable Certificate Rate)

(Subject to the Subordinate Net WAC Cap)

Representing Certain Interests Relating to two Pools of Home Equity Loans Sold and Serviced by
NATIONSTAR MORTGAGE LLC

(This Certificate does not represent an interest in, or an obligation of, nor are the underlying Home Equity Loans insured or guaranteed by, Nationstar Funding LLC (the “Depositor”) or Nationstar Mortgage LLC, a Delaware limited liability company (the “Seller” or the “Servicer”).  This Certificate represents a fractional ownership interest in the Group I and Group II Home Equity Loans and certain other property held by the Trust.)

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Issuer (“Home Equity Loan Trust 2007-FRE1”) or its agent for registration of transfer, exchange, or payment and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

No: M-4-1		43710X AJ7 CUSIP
$32,572,000 Original Class M-4 Certificate Principal Balance	July 10, 2007 Date	April 25, 2007 Final Scheduled Distribution Date
CEDE & CO.
Registered Owner

The registered Owner named above is the registered beneficial Owner of such Owner’s fractional interest in (a) the Home Equity Loans listed in Schedule I-A and Schedule I-B to the Pooling and Servicing Agreement (as defined below) which the Seller is causing to be delivered to the Depositor and the Depositor is causing to be delivered to the Trustee, together with the related Home Equity Loan documents and the Depositor’s interest in any Property, and all payments thereon and proceeds of the conversion, voluntary or involuntary, of the foregoing; (b) such amounts as may be held by the Securities Administrator in the Certificate Account, together with investment earnings on such amounts, and such amounts as may be held in the name of the Securities Administrator in the Principal and Interest Account, if any, inclusive of investment earnings thereon, whether in the form of cash, instruments, securities or other properties (including any Eligible Investments held by the Servicer); (c) any amounts received by the Supplemental Interest Trustee on the Swap Agreement and such amounts as may be held by the Supplemental Interest Trustee in the Swap Account, excluding any investment earnings on such amounts; (d) such amounts as may be held by the Securities Administrator in the Net WAC Cap Carryover Reserve Fund together with investment earnings on such amounts; and (e) proceeds of all the foregoing (including, but not by way of limitation, all proceeds of any mortgage insurance, flood insurance, hazard insurance and title insurance policy relating to the Home Equity Loans, cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, rights to payment of any and every kind, and other forms of obligations and receivables which at any time constitute all or part of or are included in the proceeds of any of the foregoing) to pay the Certificates, in each case, as specified in the Pooling and Servicing Agreement ((a) - (e) above shall be collectively referred to herein as the “Trust Estate”).

The Owner hereof is entitled to principal payments on each Distribution Date, as hereinafter described, which will fully amortize such original Certificate Principal Balance of the Class M-4 Certificates over the period from the date of initial issuance of the Certificates to the Final Scheduled Distribution Date for the Class M-4 Certificates.  Therefore, the actual outstanding principal amount of this Certificate may, on any date subsequent to July 25, 2007 (the first Distribution Date), be less than the original Certificate Principal Balance of the Class M-4 Certificates set forth above.

Upon receiving the final distribution hereon, the Owner hereof is required to send this Certificate to the Securities Administrator.  The Pooling and Servicing Agreement provides that, in any event, upon the making of the final distribution due on this Certificate, this Certificate shall be deemed canceled for all purposes under the Pooling and Servicing Agreement.

NEITHER THIS CERTIFICATE NOR THE UNDERLYING HOME EQUITY LOANS ARE INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION OR ANY OTHER GOVERNMENTAL AGENCY.

THE PRINCIPAL OF THIS CERTIFICATE IS PAYABLE IN INSTALLMENTS.  THEREFORE, THE ACTUAL OUTSTANDING PRINCIPAL AMOUNT OF THIS CERTIFICATE MAY ON ANY DATE SUBSEQUENT TO JULY 25, 2007 (THE FIRST DISTRIBUTION DATE) BE LESS THAN ITS ORIGINAL CERTIFICATE PRINCIPAL BALANCE.

NOTWITHSTANDING REFERENCES HEREIN TO PRINCIPAL AND INTEREST, NO DEBT OF ANY PERSON IS REPRESENTED HEREBY.

This Certificate is one of a Class of duly-authorized Certificates designated as Home Equity Loan Trust 2007-FRE1, Home Equity Loan Asset-Backed Certificates, Class M-4 (the “Class M-4 Certificates”) and issued under and subject to the terms, provisions and conditions of that certain Pooling and Servicing Agreement dated as of June 1, 2007 (the “Pooling and Servicing Agreement”) by and among Nationstar Mortgage LLC, in its capacity as a seller (the “Seller”) and as the servicer (the “Servicer”), Wells Fargo Bank, N.A., in its capacity as master servicer (the “Master Servicer”) and securities administrator (the “Securities Administrator”), Nationstar Funding LLC, in its capacity as depositor (the “Depositor”), and The Bank of New York, in its capacity as the trustee (the “Trustee”), to which Pooling and Servicing Agreement the Owner of this Certificate by virtue of acceptance hereof assents and by which such Owner is bound.  Also issued under the Pooling and Servicing Agreement are Certificates designated as Home Equity Loan Trust 2007-FRE1 Home Equity Loan Asset-Backed Certificates, Class 2-AV-1 (the “Class 2-AV-1 Certificates”), Class 2-AV-2 (the “Class 2-AV-2 Certificates”), Class 2-AV-3 (the “Class 2-AV-3 Certificates”), Class 2-AV-4 (the “Class 2-AV-4 Certificates”), Class M-1 (the “Class M-1 Certificates”), Class M-2 (the “Class M-2 Certificates”), Class M-3 (the “Class M-3 Certificates”), Class M-4 (the “Class M-4 Certificates”), Class M-5 (the “Class M-5 Certificates”), Class M-6 (the “Class M-6 Certificates”), Class M-7A (the “Class M-7A Certificates”), Class M-7B (the “Class M-7B Certificates”), Class M-8 (the “Class M-8 Certificates”), Class M-9A (the “Class M-9A Certificates”), Class M-9B (the “Class M-9B Certificates”), Class X-IO (the “Class X-IO Certificates”), Class P (the “Class P Certificates”) and Class R (the “Class R Certificates”).  The Class 1-AV-1 Certificates, the Class 2-AV-1 Certificates, the Class 2-AV-2 Certificates, the Class 2-AV-3 Certificates, the Class 2-AV-4 Certificates, the Class M-1 Certificates, the Class M-2 Certificates, the Class M-3 Certificates, the Class M-4 Certificates, the Class M-5 Certificates, the Class M-6 Certificates, the Class M-7A Certificates, the Class M-7B Certificates, the Class M-8 Certificates, the Class M-9A Certificates and the Class M-9B Certificates shall be together referred to as the “Offered Certificates” and the Offered Certificates, the Class X-IO Certificates, the Class P Certificates and the Class R Certificates are together referred to herein as the “Certificates.”  Terms capitalized herein and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

On the 25th day of each month, or, if such day is not a Business Day, then the next succeeding Business Day (each such day being a “Distribution Date”) commencing July 25, 2007, the Owners of the Class M-4 Certificates as of the close of business on the Business Day immediately preceding such Distribution Date or if Definitive Certificates have been issued, as of the close of business on the last Business Day of the calendar month immediately preceding the calendar month in which a Distribution Date occurs (the “Record Date”) will be entitled to receive the Class Principal Distribution Amount relating to such Certificates on such Distribution Date.  Distributions will be made in immediately available funds to Owners of Certificates having an aggregate original Certificate Principal Balance of at least $1,000,000 (by wire transfer or otherwise) to the account of an Owner at a domestic bank or other entity having appropriate facilities therefor, if such Owner has so notified the Securities Administrator, or by check mailed to the address of the person entitled thereto as it appears on the Register.

Each Owner of record of a Class M-4 Certificate will be entitled to receive such Owner’s Percentage Interest in the amounts due on such Distribution Date to the Owners of the Class M-4 Certificates.  The Percentage Interest of each Class M-4 Certificate as of any date of determination will be equal to the percentage obtained by dividing the original Certificate Principal Balance of such Class M-4 Certificate on the Startup Day by the aggregate Certificate Principal Balance of the Class M-4 Certificates on the Startup Day.

The Securities Administrator or any duly-appointed Paying Agent will duly and punctually pay distributions with respect to this Certificate in accordance with the terms hereof and the Pooling and Servicing Agreement.  Amounts properly withheld under the Code by any Person from a distribution to any Owner shall be considered as having been paid by the Securities Administrator to such Owner for all purposes of the Pooling and Servicing Agreement.

The Home Equity Loans will be serviced by the Servicer  and master serviced by the Master Servicer pursuant to the Pooling and Servicing Agreement.  The Pooling and Servicing Agreement permits the Servicer to enter into Sub-Servicing Agreements with certain institutions eligible for appointment as Sub-Servicers for the servicing and administration of certain Home Equity Loans.  No appointment of any Sub-Servicer shall release the Servicer from any of its obligations under the Pooling and Servicing Agreement.

This Certificate does not represent a deposit or other obligation of, or an interest in, nor are the underlying Home Equity Loans insured or guaranteed by, Nationstar Funding LLC or Nationstar Mortgage LLC or any of their Affiliates.  This Certificate is limited in right of payment to certain collections and recoveries relating to the Home Equity Loans and amounts on deposit in the Certificate Account and the Principal and Interest Account (except as otherwise provided in the Pooling and Servicing Agreement), as more specifically set forth hereinabove and in the Pooling and Servicing Agreement.

No Owner shall have any right to institute any proceeding, judicial or otherwise, with respect to the Pooling and Servicing Agreement, or for the appointment of a receiver or trustee, or for any other remedy under the Pooling and Servicing Agreement except in compliance with the terms thereof.

Notwithstanding any other provisions in the Pooling and Servicing Agreement, the Owner of any Certificate shall have the right which is absolute and unconditional to receive distributions to the extent provided in the Pooling and Servicing Agreement with respect to such Certificate or to institute suit for the enforcement of any such distribution, and such right shall not be impaired without the consent of such Owner.

The Pooling and Servicing Agreement provides that the obligations created thereby will terminate upon the payment to the Owners of all Certificates of all amounts held by the Securities Administrator and required to be paid to such Owners pursuant to the Pooling and Servicing Agreement.

The Pooling and Servicing Agreement additionally provides that (i) the Servicer may, at its option, purchase from the Trust all remaining Home Equity Loans and other property then constituting the Trust Estate, and thereby effect early retirement of the Certificates, on any Distribution Date on or after the Clean-Up Call Date and (ii) in the event the Servicer fails to exercise its option in (i) above prior to the Distribution Date on which the aggregate outstanding Pool Balance of all of the Home Equity Loans is less than or equal to 1% of the aggregate outstanding Pool Balance of all of the Home Equity Loans as of the Cut-off Date, then the Master Servicer may, at its option, terminate the Trust after the Distribution Date that is two Distribution Dates after it has given notice to the Servicer of its intention to exercise such optional termination right and the Servicer has not elected to exercise its option to terminate the Trust.  In addition, under certain circumstances relating to the qualification of any REMIC hereunder as a REMIC under the Code, the Home Equity Loans may be sold, thereby effecting the early retirement of the Certificates.

The Securities Administrator shall give written notice of termination of the Pooling and Servicing Agreement to each Owner in the manner set forth therein.

The Owners of the majority of the Percentage Interests represented by the Certificates have the right to exercise any trust or power set forth in Section 6.11 of the Pooling and Servicing Agreement.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth and referred to on the face hereof, the transfer of this Certificate is registrable in the Register upon surrender of this Certificate for registration of transfer at the office designated as the location of the Register duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Registrar duly executed by, the Owner hereof or his attorney duly authorized in writing, and thereupon one or more new Certificates of the like Class, tenor and a like Percentage Interest will be issued to the designated transferee or transferees.

The Pooling and Servicing Agreement permits, with certain exceptions as therein provided, the amendment thereof and the modifications of rights and obligations of the parties provided therein by the Depositor, the Trustee, the Seller, the Securities Administrator, the Master Servicer and the Servicer at any time and from time to time, without the consent of the Owners; provided that in certain other circumstances provided for in the Pooling and Servicing Agreement such consent of the Owners will be required prior to amendments.  Any such consent by the Owner of this Certificate shall be conclusive and binding upon such Owner and upon all future Owners of the Certificate and of any Certificate issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Certificate.

The Securities Administrator is required to furnish certain information on each Distribution Date to the Owner of this Certificate, as more fully described in the Pooling and Servicing Agreement.

The Class M-4 Certificates are issuable only as registered Certificates in minimum denominations of $25,000 original Certificate Principal Balance and in integral multiples of $1,000 in excess of $25,000.  As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Class M-4 Certificates are exchangeable for new Class M-4 Certificates of authorized denominations evidencing the same aggregate principal amount.

No service charge will be made for any such registration of transfer or exchange, but the Registrar or Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Trustee and Securities Administrator and any agent of the Trustee or Securities Administrator may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Securities Administrator nor any such agent shall be affected by notice to the contrary.

IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed on behalf of the Trust.

WELLS FARGO BANK, N.A.,

as Securities Administrator

By:

_____________________________

Title:

_____________________________

Securities Administrator Authentication

WELLS FARGO BANK, N.A., as Securities Administrator

By:

Title:

EXHIBIT A-10

FORM OF CLASS M-5 CERTIFICATE

SOLELY FOR FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS OWNERSHIP OF A CLASS OF “REGULAR INTERESTS” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT” (“REMIC”) AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTION 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), ASSUMING COMPLIANCE WITH THE REMIC PROVISIONS OF THE CODE.

IN THE CASE OF AN ERISA-RESTRICTED SWAP CERTIFICATE, PRIOR TO THE TERMINATION OF THE INTEREST RATE SWAP AGREEMENT NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS (i) SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (“PLAN”) OR (ii) THE ACQUISITION AND HOLDING OF THE ERISA-RESTRICTED SWAP CERTIFICATE ARE ELIGIBLE FOR EXEMPTIVE RELIEF UNDER THE STATUTORY EXEMPTION FOR NONFIDUCIARY SERVICE PROVIDERS UNDER SECTION 408(b)(17) OF ERISA AND SECTION 4975(D)(20) OF THE CODE, PROHIBITED TRANSACTION EXEMPTION (“PTCE”) 84-14, PTCE 90-1, PTCE 91-38, PTCE 95-60 OR PTCE 96-23 OR SOME OTHER APPLICABLE EXEMPTION.

IF THIS CERTIFICATE IS AN ERISA-RESTRICTED CERTIFICATE, NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE SECURITIES ADMINISTRATOR EITHER (i) A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (“PLAN”), (ii) IF THIS CERTIFICATE HAS BEEN THE SUBJECT OF AN ERISA-QUALIFYING UNDERWRITING (AS DEFINED IN THE AGREEMENT), A REPRESENTATION LETTER THAT THE PURCHASER IS AN INSURANCE COMPANY WHICH IS PURCHASING SUCH CERTIFICATE WITH FUNDS CONTAINED IN AN “INSURANCE COMPANY GENERAL ACCOUNT” (AS SUCH TERM IS DEFINED IN SECTION V(e) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 (“PTCE 95-60”)) AND THE PURCHASE AND HOLDING OF SUCH CERTIFICATE ARE COVERED UNDER SECTIONS I AND III OF PTCE 95-60 OR (iii) AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.08(c) OF THE AGREEMENT REFERRED TO HEREIN.  NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY REPRESENTATIONS REQUIRED HEREIN SHALL BE DEEMED MADE BY THE OWNER OF A BOOK-ENTRY CERTIFICATE.

HOME EQUITY LOAN TRUST 2007-FRE1
HOME EQUITY LOAN ASSET-BACKED CERTIFICATE
CLASS M-5
(Variable Certificate Rate)

(Subject to the Subordinate Net WAC Cap)

Representing Certain Interests Relating to two Pools of Home Equity Loans Sold and Serviced by
NATIONSTAR MORTGAGE LLC

(This Certificate does not represent an interest in, or an obligation of, nor are the underlying Home Equity Loans insured or guaranteed by, Nationstar Funding LLC (the “Depositor”) or Nationstar Mortgage LLC, a Delaware limited liability company (the “Seller” or the “Servicer”).  This Certificate represents a fractional ownership interest in the Group I and Group II Home Equity Loans and certain other property held by the Trust.)

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Issuer (“Home Equity Loan Trust 2007-FRE1”) or its agent for registration of transfer, exchange, or payment and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

No: M-5-1		43710X AK4 CUSIP
$30,944,000 Original Class M-5 Certificate Principal Balance	July 10, 2007 Date	April 25, 2007 Final Scheduled Distribution Date
CEDE & CO.
Registered Owner

The registered Owner named above is the registered beneficial Owner of such Owner’s fractional interest in (a) the Home Equity Loans listed in Schedule I-A and Schedule I-B to the Pooling and Servicing Agreement (as defined below) which the Seller is causing to be delivered to the Depositor and the Depositor is causing to be delivered to the Trustee, together with the related Home Equity Loan documents and the Depositor’s interest in any Property, and all payments thereon and proceeds of the conversion, voluntary or involuntary, of the foregoing; (b) such amounts as may be held by the Securities Administrator in the Certificate Account, together with investment earnings on such amounts, and such amounts as may be held in the name of the Securities Administrator in the Principal and Interest Account, if any, inclusive of investment earnings thereon, whether in the form of cash, instruments, securities or other properties (including any Eligible Investments held by the Servicer); (c) any amounts received by the Supplemental Interest Trustee on the Swap Agreement and such amounts as may be held by the Supplemental Interest Trustee in the Swap Account, excluding any investment earnings on such amounts; (d) such amounts as may be held by the Securities Administrator in the Net WAC Cap Carryover Reserve Fund together with investment earnings on such amounts; and (e) proceeds of all the foregoing (including, but not by way of limitation, all proceeds of any mortgage insurance, flood insurance, hazard insurance and title insurance policy relating to the Home Equity Loans, cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, rights to payment of any and every kind, and other forms of obligations and receivables which at any time constitute all or part of or are included in the proceeds of any of the foregoing) to pay the Certificates, in each case, as specified in the Pooling and Servicing Agreement ((a) - (e) above shall be collectively referred to herein as the “Trust Estate”).

The Owner hereof is entitled to principal payments on each Distribution Date, as hereinafter described, which will fully amortize such original Certificate Principal Balance of the Class M-5 Certificates over the period from the date of initial issuance of the Certificates to the Final Scheduled Distribution Date for the Class M-5 Certificates.  Therefore, the actual outstanding principal amount of this Certificate may, on any date subsequent to July 25, 2007 (the first Distribution Date), be less than the original Certificate Principal Balance of the Class M-5 Certificates set forth above.

Upon receiving the final distribution hereon, the Owner hereof is required to send this Certificate to the Securities Administrator.  The Pooling and Servicing Agreement provides that, in any event, upon the making of the final distribution due on this Certificate, this Certificate shall be deemed canceled for all purposes under the Pooling and Servicing Agreement.

NEITHER THIS CERTIFICATE NOR THE UNDERLYING HOME EQUITY LOANS ARE INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION OR ANY OTHER GOVERNMENTAL AGENCY.

THE PRINCIPAL OF THIS CERTIFICATE IS PAYABLE IN INSTALLMENTS.  THEREFORE, THE ACTUAL OUTSTANDING PRINCIPAL AMOUNT OF THIS CERTIFICATE MAY ON ANY DATE SUBSEQUENT TO JULY 25, 2007 (THE FIRST DISTRIBUTION DATE) BE LESS THAN ITS ORIGINAL CERTIFICATE PRINCIPAL BALANCE.

NOTWITHSTANDING REFERENCES HEREIN TO PRINCIPAL AND INTEREST, NO DEBT OF ANY PERSON IS REPRESENTED HEREBY.

This Certificate is one of a Class of duly-authorized Certificates designated as Home Equity Loan Trust 2007-FRE1, Home Equity Loan Asset-Backed Certificates, Class M-5 (the “Class M-5 Certificates”) and issued under and subject to the terms, provisions and conditions of that certain Pooling and Servicing Agreement dated as of June 1, 2007 (the “Pooling and Servicing Agreement”) by and among Nationstar Mortgage LLC, in its capacity as a seller (the “Seller”) and as the servicer (the “Servicer”), Wells Fargo Bank, N.A., in its capacity as master servicer (the “Master Servicer”) and securities administrator (the “Securities Administrator”), Nationstar Funding LLC, in its capacity as depositor (the “Depositor”), and The Bank of New York, in its capacity as the trustee (the “Trustee”), to which Pooling and Servicing Agreement the Owner of this Certificate by virtue of acceptance hereof assents and by which such Owner is bound.  Also issued under the Pooling and Servicing Agreement are Certificates designated as Home Equity Loan Trust 2007-FRE1 Home Equity Loan Asset-Backed Certificates, Class 2-AV-1 (the “Class 2-AV-1 Certificates”), Class 2-AV-2 (the “Class 2-AV-2 Certificates”), Class 2-AV-3 (the “Class 2-AV-3 Certificates”), Class 2-AV-4 (the “Class 2-AV-4 Certificates”), Class M-1 (the “Class M-1 Certificates”), Class M-2 (the “Class M-2 Certificates”), Class M-3 (the “Class M-3 Certificates”), Class M-4 (the “Class M-4 Certificates”), Class M-5 (the “Class M-5 Certificates”), Class M-6 (the “Class M-6 Certificates”), Class M-7A (the “Class M-7A Certificates”), Class M-7B (the “Class M-7B Certificates”), Class M-8 (the “Class M-8 Certificates”), Class M-9A (the “Class M-9A Certificates”), Class M-9B (the “Class M-9B Certificates”), Class X-IO (the “Class X-IO Certificates”), Class P (the “Class P Certificates”) and Class R (the “Class R Certificates”).  The Class 1-AV-1 Certificates, the Class 2-AV-1 Certificates, the Class 2-AV-2 Certificates, the Class 2-AV-3 Certificates, the Class 2-AV-4 Certificates, the Class M-1 Certificates, the Class M-2 Certificates, the Class M-3 Certificates, the Class M-4 Certificates, the Class M-5 Certificates, the Class M-6 Certificates, the Class M-7A Certificates, the Class M-7B Certificates, the Class M-8 Certificates, the Class M-9A Certificates and the Class M-9B Certificates shall be together referred to as the “Offered Certificates” and the Offered Certificates, the Class X-IO Certificates, the Class P Certificates and the Class R Certificates are together referred to herein as the “Certificates.”  Terms capitalized herein and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

On the 25th day of each month, or, if such day is not a Business Day, then the next succeeding Business Day (each such day being a “Distribution Date”) commencing July 25, 2007, the Owners of the Class M-5 Certificates as of the close of business on the Business Day immediately preceding such Distribution Date or if Definitive Certificates have been issued, as of the close of business on the last Business Day of the calendar month immediately preceding the calendar month in which a Distribution Date occurs (the “Record Date”) will be entitled to receive the Class Principal Distribution Amount relating to such Certificates on such Distribution Date.  Distributions will be made in immediately available funds to Owners of Certificates having an aggregate original Certificate Principal Balance of at least $1,000,000 (by wire transfer or otherwise) to the account of an Owner at a domestic bank or other entity having appropriate facilities therefor, if such Owner has so notified the Securities Administrator, or by check mailed to the address of the person entitled thereto as it appears on the Register.

Each Owner of record of a Class M-5 Certificate will be entitled to receive such Owner’s Percentage Interest in the amounts due on such Distribution Date to the Owners of the Class M-5 Certificates.  The Percentage Interest of each Class M-5 Certificate as of any date of determination will be equal to the percentage obtained by dividing the original Certificate Principal Balance of such Class M-5 Certificate on the Startup Day by the aggregate Certificate Principal Balance of the Class M-5 Certificates on the Startup Day.

The Securities Administrator or any duly-appointed Paying Agent will duly and punctually pay distributions with respect to this Certificate in accordance with the terms hereof and the Pooling and Servicing Agreement.  Amounts properly withheld under the Code by any Person from a distribution to any Owner shall be considered as having been paid by the Securities Administrator to such Owner for all purposes of the Pooling and Servicing Agreement.

The Home Equity Loans will be serviced by the Servicer and master serviced by the Master Servicer pursuant to the Pooling and Servicing Agreement.  The Pooling and Servicing Agreement permits the Servicer to enter into Sub-Servicing Agreements with certain institutions eligible for appointment as Sub-Servicers for the servicing and administration of certain Home Equity Loans.  No appointment of any Sub-Servicer shall release the Servicer from any of its obligations under the Pooling and Servicing Agreement.

This Certificate does not represent a deposit or other obligation of, or an interest in, nor are the underlying Home Equity Loans insured or guaranteed by, Nationstar Funding LLC or Nationstar Mortgage LLC or any of their Affiliates.  This Certificate is limited in right of payment to certain collections and recoveries relating to the Home Equity Loans and amounts on deposit in the Certificate Account and the Principal and Interest Account (except as otherwise provided in the Pooling and Servicing Agreement), as more specifically set forth hereinabove and in the Pooling and Servicing Agreement.

No Owner shall have any right to institute any proceeding, judicial or otherwise, with respect to the Pooling and Servicing Agreement, or for the appointment of a receiver or trustee, or for any other remedy under the Pooling and Servicing Agreement except in compliance with the terms thereof.

Notwithstanding any other provisions in the Pooling and Servicing Agreement, the Owner of any Certificate shall have the right which is absolute and unconditional to receive distributions to the extent provided in the Pooling and Servicing Agreement with respect to such Certificate or to institute suit for the enforcement of any such distribution, and such right shall not be impaired without the consent of such Owner.

The Pooling and Servicing Agreement provides that the obligations created thereby will terminate upon the payment to the Owners of all Certificates of all amounts held by the Securities Administrator and required to be paid to such Owners pursuant to the Pooling and Servicing Agreement.

The Pooling and Servicing Agreement additionally provides that (i) the Servicer may, at its option, purchase from the Trust all remaining Home Equity Loans and other property then constituting the Trust Estate, and thereby effect early retirement of the Certificates, on any Distribution Date on or after the Clean-Up Call Date and (ii) in the event the Servicer fails to exercise its option in (i) above prior to the Distribution Date on which the aggregate outstanding Pool Balance of all of the Home Equity Loans is less than or equal to 1% of the aggregate outstanding Pool Balance of all of the Home Equity Loans as of the Cut-off Date, then the Master Servicer may, at its option, terminate the Trust after the Distribution Date that is two Distribution Dates after it has given notice to the Servicer of its intention to exercise such optional termination right and the Servicer has not elected to exercise its option to terminate the Trust.  In addition, under certain circumstances relating to the qualification of any REMIC hereunder as a REMIC under the Code, the Home Equity Loans may be sold, thereby effecting the early retirement of the Certificates.

The Securities Administrator shall give written notice of termination of the Pooling and Servicing Agreement to each Owner in the manner set forth therein.

The Owners of the majority of the Percentage Interests represented by the Certificates have the right to exercise any trust or power set forth in Section 6.11 of the Pooling and Servicing Agreement.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth and referred to on the face hereof, the transfer of this Certificate is registrable in the Register upon surrender of this Certificate for registration of transfer at the office designated as the location of the Register duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Registrar duly executed by, the Owner hereof or his attorney duly authorized in writing, and thereupon one or more new Certificates of the like Class, tenor and a like Percentage Interest will be issued to the designated transferee or transferees.

The Pooling and Servicing Agreement permits, with certain exceptions as therein provided, the amendment thereof and the modifications of rights and obligations of the parties provided therein by the Depositor, the Trustee, the Seller, the Securities Administrator, the Master Servicer and the Servicer at any time and from time to time, without the consent of the Owners; provided that in certain other circumstances provided for in the Pooling and Servicing Agreement such consent of the Owners will be required prior to amendments.  Any such consent by the Owner of this Certificate shall be conclusive and binding upon such Owner and upon all future Owners of the Certificate and of any Certificate issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Certificate.

The Securities Administrator is required to furnish certain information on each Distribution Date to the Owner of this Certificate, as more fully described in the Pooling and Servicing Agreement.

The Class M-5 Certificates are issuable only as registered Certificates in minimum denominations of $25,000 original Certificate Principal Balance and in integral multiples of $1,000 in excess of $25,000.  As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Class M-5 Certificates are exchangeable for new Class M-5 Certificates of authorized denominations evidencing the same aggregate principal amount.

No service charge will be made for any such registration of transfer or exchange, but the Registrar or Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Trustee and Securities Administrator and any agent of the Trustee or Securities Administrator may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Securities Administrator nor any such agent shall be affected by notice to the contrary.

IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed on behalf of the Trust.

WELLS FARGO BANK, N.A.,

as Securities Administrator

By:

_____________________________

Title:

_____________________________

Securities Administrator Authentication

WELLS FARGO BANK, N.A., as Securities Administrator

By:

Title:

EXHIBIT A-11

FORM OF CLASS M-6 CERTIFICATE

SOLELY FOR FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS OWNERSHIP OF A CLASS OF “REGULAR INTERESTS” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT” (“REMIC”) AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTION 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), ASSUMING COMPLIANCE WITH THE REMIC PROVISIONS OF THE CODE.

IN THE CASE OF AN ERISA-RESTRICTED SWAP CERTIFICATE, PRIOR TO THE TERMINATION OF THE INTEREST RATE SWAP AGREEMENT NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS (i) SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (“PLAN”) OR (ii) THE ACQUISITION AND HOLDING OF THE ERISA-RESTRICTED SWAP CERTIFICATE ARE ELIGIBLE FOR EXEMPTIVE RELIEF UNDER THE STATUTORY EXEMPTION FOR NONFIDUCIARY SERVICE PROVIDERS UNDER SECTION 408(b)(17) OF ERISA AND SECTION 4975(D)(20) OF THE CODE, PROHIBITED TRANSACTION EXEMPTION (“PTCE”) 84-14, PTCE 90-1, PTCE 91-38, PTCE 95-60 OR PTCE 96-23 OR SOME OTHER APPLICABLE EXEMPTION.

IF THIS CERTIFICATE IS AN ERISA-RESTRICTED CERTIFICATE, NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE SECURITIES ADMINISTRATOR EITHER (i) A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (“PLAN”), (ii) IF THIS CERTIFICATE HAS BEEN THE SUBJECT OF AN ERISA-QUALIFYING UNDERWRITING (AS DEFINED IN THE AGREEMENT), A REPRESENTATION LETTER THAT THE PURCHASER IS AN INSURANCE COMPANY WHICH IS PURCHASING SUCH CERTIFICATE WITH FUNDS CONTAINED IN AN “INSURANCE COMPANY GENERAL ACCOUNT” (AS SUCH TERM IS DEFINED IN SECTION V(e) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 (“PTCE 95-60”)) AND THE PURCHASE AND HOLDING OF SUCH CERTIFICATE ARE COVERED UNDER SECTIONS I AND III OF PTCE 95-60 OR (iii) AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.08(c) OF THE AGREEMENT REFERRED TO HEREIN.  NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY REPRESENTATIONS REQUIRED HEREIN SHALL BE DEEMED MADE BY THE OWNER OF A BOOK-ENTRY CERTIFICATE.

HOME EQUITY LOAN TRUST 2007-FRE1
HOME EQUITY LOAN ASSET-BACKED CERTIFICATE
CLASS M-6
(Variable Certificate Rate)

(Subject to the Subordinate Net WAC Cap)

Representing Certain Interests Relating to two Pools of Home Equity Loans Sold and Serviced by
NATIONSTAR MORTGAGE LLC

(This Certificate does not represent an interest in, or an obligation of, nor are the underlying Home Equity Loans insured or guaranteed by, Nationstar Funding LLC (the “Depositor”) or Nationstar Mortgage LLC, a Delaware limited liability company (the “Seller” or the “Servicer”).  This Certificate represents a fractional ownership interest in the Group I and Group II Home Equity Loans and certain other property held by the Trust.)

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Issuer (“Home Equity Loan Trust 2007-FRE1”) or its agent for registration of transfer, exchange, or payment and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

No: M-6-1		43710X AL2 CUSIP
$27,686,000 Original Class M-6 Certificate Principal Balance	July 10, 2007 Date	April 25, 2007 Final Scheduled Distribution Date
CEDE & CO.
Registered Owner

The registered Owner named above is the registered beneficial Owner of such Owner’s fractional interest in (a) the Home Equity Loans listed in Schedule I-A and Schedule I-B to the Pooling and Servicing Agreement (as defined below) which the Seller is causing to be delivered to the Depositor and the Depositor is causing to be delivered to the Trustee, together with the related Home Equity Loan documents and the Depositor’s interest in any Property, and all payments thereon and proceeds of the conversion, voluntary or involuntary, of the foregoing; (b) such amounts as may be held by the Securities Administrator in the Certificate Account, together with investment earnings on such amounts, and such amounts as may be held in the name of the Securities Administrator in the Principal and Interest Account, if any, inclusive of investment earnings thereon, whether in the form of cash, instruments, securities or other properties (including any Eligible Investments held by the Servicer); (c) any amounts received by the Supplemental Interest Trustee on the Swap Agreement and such amounts as may be held by the Supplemental Interest Trustee in the Swap Account, excluding any investment earnings on such amounts; (d) such amounts as may be held by the Securities Administrator in the Net WAC Cap Carryover Reserve Fund together with investment earnings on such amounts; and (e) proceeds of all the foregoing (including, but not by way of limitation, all proceeds of any mortgage insurance, flood insurance, hazard insurance and title insurance policy relating to the Home Equity Loans, cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, rights to payment of any and every kind, and other forms of obligations and receivables which at any time constitute all or part of or are included in the proceeds of any of the foregoing) to pay the Certificates, in each case, as specified in the Pooling and Servicing Agreement ((a) - (e) above shall be collectively referred to herein as the “Trust Estate”).

The Owner hereof is entitled to principal payments on each Distribution Date, as hereinafter described, which will fully amortize such original Certificate Principal Balance of the Class M-6 Certificates over the period from the date of initial issuance of the Certificates to the Final Scheduled Distribution Date for the Class M-6 Certificates.  Therefore, the actual outstanding principal amount of this Certificate may, on any date subsequent to July 25, 2007 (the first Distribution Date), be less than the original Certificate Principal Balance of the Class M-6 Certificates set forth above.

Upon receiving the final distribution hereon, the Owner hereof is required to send this Certificate to the Securities Administrator.  The Pooling and Servicing Agreement provides that, in any event, upon the making of the final distribution due on this Certificate, this Certificate shall be deemed canceled for all purposes under the Pooling and Servicing Agreement.

NEITHER THIS CERTIFICATE NOR THE UNDERLYING HOME EQUITY LOANS ARE INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION OR ANY OTHER GOVERNMENTAL AGENCY.

THE PRINCIPAL OF THIS CERTIFICATE IS PAYABLE IN INSTALLMENTS.  THEREFORE, THE ACTUAL OUTSTANDING PRINCIPAL AMOUNT OF THIS CERTIFICATE MAY ON ANY DATE SUBSEQUENT TO JULY 25, 2007 (THE FIRST DISTRIBUTION DATE) BE LESS THAN ITS ORIGINAL CERTIFICATE PRINCIPAL BALANCE.

NOTWITHSTANDING REFERENCES HEREIN TO PRINCIPAL AND INTEREST, NO DEBT OF ANY PERSON IS REPRESENTED HEREBY.

This Certificate is one of a Class of duly-authorized Certificates designated as Home Equity Loan Trust 2007-FRE1, Home Equity Loan Asset-Backed Certificates, Class M-6 (the “Class M-6 Certificates”) and issued under and subject to the terms, provisions and conditions of that certain Pooling and Servicing Agreement dated as of June 1, 2007 (the “Pooling and Servicing Agreement”) by and among Nationstar Mortgage LLC, in its capacity as a seller (the “Seller”) and as the servicer (the “Servicer”), Wells Fargo Bank, N.A., in its capacity as master servicer (the “Master Servicer” and securities administrator (the “Securities Administrator”), Nationstar Funding LLC, in its capacity as depositor (the “Depositor”), and The Bank of New York, in its capacity as the trustee (the “Trustee”), to which Pooling and Servicing Agreement the Owner of this Certificate by virtue of acceptance hereof assents and by which such Owner is bound.  Also issued under the Pooling and Servicing Agreement are Certificates designated as Home Equity Loan Trust 2007-FRE1 Home Equity Loan Asset-Backed Certificates, Class 2-AV-1 (the “Class 2-AV-1 Certificates”), Class 2-AV-2 (the “Class 2-AV-2 Certificates”), Class 2-AV-3 (the “Class 2-AV-3 Certificates”), Class 2-AV-4 (the “Class 2-AV-4 Certificates”), Class M-1 (the “Class M-1 Certificates”), Class M-2 (the “Class M-2 Certificates”), Class M-3 (the “Class M-3 Certificates”), Class M-4 (the “Class M-4 Certificates”), Class M-5 (the “Class M-5 Certificates”), Class M-6 (the “Class M-6 Certificates”), Class M-7A (the “Class M-7A Certificates”), Class M-7B (the “Class M-7B Certificates”), Class M-8 (the “Class M-8 Certificates”), Class M-9A (the “Class M-9A Certificates”), Class M-9B (the “Class M-9B Certificates”), Class X-IO (the “Class X-IO Certificates”), Class P (the “Class P Certificates”) and Class R (the “Class R Certificates”).  The Class 1-AV-1 Certificates, the Class 2-AV-1 Certificates, the Class 2-AV-2 Certificates, the Class 2-AV-3 Certificates, the Class 2-AV-4 Certificates, the Class M-1 Certificates, the Class M-2 Certificates, the Class M-3 Certificates, the Class M-4 Certificates, the Class M-5 Certificates, the Class M-6 Certificates, the Class M-7A Certificates, the Class M-7B Certificates, the Class M-8 Certificates, the Class M-9A Certificates and the Class M-9B Certificates shall be together referred to as the “Offered Certificates” and the Offered Certificates, the Class X-IO Certificates, the Class P Certificates and the Class R Certificates are together referred to herein as the “Certificates.”  Terms capitalized herein and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

On the 25th day of each month, or, if such day is not a Business Day, then the next succeeding Business Day (each such day being a “Distribution Date”) commencing July 25, 2007, the Owners of the Class M-6 Certificates as of the close of business on the Business Day immediately preceding such Distribution Date or if Definitive Certificates have been issued, as of the close of business on the last Business Day of the calendar month immediately preceding the calendar month in which a Distribution Date occurs (the “Record Date”) will be entitled to receive the Class Principal Distribution Amount relating to such Certificates on such Distribution Date.  Distributions will be made in immediately available funds to Owners of Certificates having an aggregate original Certificate Principal Balance of at least $1,000,000 (by wire transfer or otherwise) to the account of an Owner at a domestic bank or other entity having appropriate facilities therefor, if such Owner has so notified the Securities Administrator, or by check mailed to the address of the person entitled thereto as it appears on the Register.

Each Owner of record of a Class M-6 Certificate will be entitled to receive such Owner’s Percentage Interest in the amounts due on such Distribution Date to the Owners of the Class M-6 Certificates. The Percentage Interest of each Class M-6 Certificate as of any date of determination will be equal to the percentage obtained by dividing the original Certificate Principal Balance of such Class M-6 Certificate on the Startup Day by the aggregate Certificate Principal Balance of the Class M-6 Certificates on the Startup Day.

The Securities Administrator or any duly-appointed Paying Agent will duly and punctually pay distributions with respect to this Certificate in accordance with the terms hereof and the Pooling and Servicing Agreement.  Amounts properly withheld under the Code by any Person from a distribution to any Owner shall be considered as having been paid by the Securities Administrator to such Owner for all purposes of the Pooling and Servicing Agreement.

The Home Equity Loans will be serviced by the Servicer and master serviced by the Master Servicer pursuant to the Pooling and Servicing Agreement.  The Pooling and Servicing Agreement permits the Servicer to enter into Sub-Servicing Agreements with certain institutions eligible for appointment as Sub-Servicers for the servicing and administration of certain Home Equity Loans.  No appointment of any Sub-Servicer shall release the Servicer from any of its obligations under the Pooling and Servicing Agreement.

This Certificate does not represent a deposit or other obligation of, or an interest in, nor are the underlying Home Equity Loans insured or guaranteed by, Nationstar Funding LLC or Nationstar Mortgage LLC or any of their Affiliates.  This Certificate is limited in right of payment to certain collections and recoveries relating to the Home Equity Loans and amounts on deposit in the Certificate Account and the Principal and Interest Account (except as otherwise provided in the Pooling and Servicing Agreement), as more specifically set forth hereinabove and in the Pooling and Servicing Agreement.

No Owner shall have any right to institute any proceeding, judicial or otherwise, with respect to the Pooling and Servicing Agreement, or for the appointment of a receiver or trustee, or for any other remedy under the Pooling and Servicing Agreement except in compliance with the terms thereof.

Notwithstanding any other provisions in the Pooling and Servicing Agreement, the Owner of any Certificate shall have the right which is absolute and unconditional to receive distributions to the extent provided in the Pooling and Servicing Agreement with respect to such Certificate or to institute suit for the enforcement of any such distribution, and such right shall not be impaired without the consent of such Owner.

The Pooling and Servicing Agreement provides that the obligations created thereby will terminate upon the payment to the Owners of all Certificates of all amounts held by the Securities Administrator and required to be paid to such Owners pursuant to the Pooling and Servicing Agreement.

The Pooling and Servicing Agreement additionally provides that (i) the Servicer may, at its option, purchase from the Trust all remaining Home Equity Loans and other property then constituting the Trust Estate, and thereby effect early retirement of the Certificates, on any Distribution Date on or after the Clean-Up Call Date and (ii) in the event the Servicer fails to exercise its option in (i) above prior to the Distribution Date on which the aggregate outstanding Pool Balance of all of the Home Equity Loans is less than or equal to 1% of the aggregate outstanding Pool Balance of all of the Home Equity Loans as of the Cut-off Date, then the Master Servicer may, at its option, terminate the Trust after the Distribution Date that is two Distribution Dates after it has given notice to the Servicer of its intention to exercise such optional termination right and the Servicer has not elected to exercise its option to terminate the Trust.  In addition, under certain circumstances relating to the qualification of any REMIC hereunder as a REMIC under the Code, the Home Equity Loans may be sold, thereby effecting the early retirement of the Certificates.

The Securities Administrator shall give written notice of termination of the Pooling and Servicing Agreement to each Owner in the manner set forth therein.

The Owners of the majority of the Percentage Interests represented by the Certificates have the right to exercise any trust or power set forth in Section 6.11 of the Pooling and Servicing Agreement.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth and referred to on the face hereof, the transfer of this Certificate is registrable in the Register upon surrender of this Certificate for registration of transfer at the office designated as the location of the Register duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Registrar duly executed by, the Owner hereof or his attorney duly authorized in writing, and thereupon one or more new Certificates of the like Class, tenor and a like Percentage Interest will be issued to the designated transferee or transferees.

The Pooling and Servicing Agreement permits, with certain exceptions as therein provided, the amendment thereof and the modifications of rights and obligations of the parties provided therein by the Depositor, the Trustee, the Seller, the Securities Administrator, the Master Servicer, and the Servicer at any time and from time to time, without the consent of the Owners; provided that in certain other circumstances provided for in the Pooling and Servicing Agreement such consent of the Owners will be required prior to amendments.  Any such consent by the Owner of this Certificate shall be conclusive and binding upon such Owner and upon all future Owners of the Certificate and of any Certificate issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Certificate.

The Securities Administrator is required to furnish certain information on each Distribution Date to the Owner of this Certificate, as more fully described in the Pooling and Servicing Agreement.

The Class M-6 Certificates are issuable only as registered Certificates in minimum denominations of $25,000 original Certificate Principal Balance and in integral multiples of $1,000 in excess of $25,000.  As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Class M-6 Certificates are exchangeable for new Class M-6 Certificates of authorized denominations evidencing the same aggregate principal amount.

No service charge will be made for any such registration of transfer or exchange, but the Registrar or Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Trustee and Securities Administrator and any agent of the Trustee or Securities Administrator may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Securities Administrator nor any such agent shall be affected by notice to the contrary.

IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed on behalf of the Trust.

WELLS FARGO BANK, N.A.,

as Securities Administrator

By:

_____________________________

Title:

_____________________________

Securities Administrator Authentication

WELLS FARGO BANK, N.A., as Securities Administrator

By:

Title:

EXHIBIT A-12

FORM OF CLASS M-7A CERTIFICATE

SOLELY FOR FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS OWNERSHIP OF A CLASS OF “REGULAR INTERESTS” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT” (“REMIC”) AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTION 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), ASSUMING COMPLIANCE WITH THE REMIC PROVISIONS OF THE CODE.

IN THE CASE OF AN ERISA-RESTRICTED SWAP CERTIFICATE, PRIOR TO THE TERMINATION OF THE INTEREST RATE SWAP AGREEMENT NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS (i) SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (“PLAN”) OR (ii) THE ACQUISITION AND HOLDING OF THE ERISA-RESTRICTED SWAP CERTIFICATE ARE ELIGIBLE FOR EXEMPTIVE RELIEF UNDER THE STATUTORY EXEMPTION FOR NONFIDUCIARY SERVICE PROVIDERS UNDER SECTION 408(b)(17) OF ERISA AND SECTION 4975(D)(20) OF THE CODE, PROHIBITED TRANSACTION EXEMPTION (“PTCE”) 84-14, PTCE 90-1, PTCE 91-38, PTCE 95-60 OR PTCE 96-23 OR SOME OTHER APPLICABLE EXEMPTION.

IF THIS CERTIFICATE IS AN ERISA-RESTRICTED CERTIFICATE, NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE SECURITIES ADMINISTRATOR EITHER (i) A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (“PLAN”), (ii) IF THIS CERTIFICATE HAS BEEN THE SUBJECT OF AN ERISA-QUALIFYING UNDERWRITING (AS DEFINED IN THE AGREEMENT), A REPRESENTATION LETTER THAT THE PURCHASER IS AN INSURANCE COMPANY WHICH IS PURCHASING SUCH CERTIFICATE WITH FUNDS CONTAINED IN AN “INSURANCE COMPANY GENERAL ACCOUNT” (AS SUCH TERM IS DEFINED IN SECTION V(e) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 (“PTCE 95-60”)) AND THE PURCHASE AND HOLDING OF SUCH CERTIFICATE ARE COVERED UNDER SECTIONS I AND III OF PTCE 95-60 OR (iii) AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.08(c) OF THE AGREEMENT REFERRED TO HEREIN.  NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY REPRESENTATIONS REQUIRED HEREIN SHALL BE DEEMED MADE BY THE OWNER OF A BOOK-ENTRY CERTIFICATE.

HOME EQUITY LOAN TRUST 2007-FRE1
HOME EQUITY LOAN ASSET-BACKED CERTIFICATE
CLASS M-7A
(Variable Certificate Rate)

(Subject to the Subordinate Net WAC Cap)

Representing Certain Interests Relating to two Pools of Home Equity Loans Sold and Serviced by
NATIONSTAR MORTGAGE LLC

(This Certificate does not represent an interest in, or an obligation of, nor are the underlying Home Equity Loans insured or guaranteed by, Nationstar Funding LLC (the “Depositor”) or Nationstar Mortgage LLC, a Delaware limited liability company (the “Seller” or the “Servicer”).  This Certificate represents a fractional ownership interest in the Group I and Group II Home Equity Loans and certain other property held by the Trust.)

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Issuer (“Home Equity Loan Trust 2007-FRE1”) or its agent for registration of transfer, exchange, or payment and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

No: M-7A-1		43710X AM0 CUSIP
$5,000,000 Original Class M-7A Certificate Principal Balance	July 10, 2007 Date	April 25, 2007 Final Scheduled Distribution Date
CEDE & CO.
Registered Owner

The registered Owner named above is the registered beneficial Owner of such Owner’s fractional interest in (a) the Home Equity Loans listed in Schedule I-A and Schedule I-B to the Pooling and Servicing Agreement (as defined below) which the Seller is causing to be delivered to the Depositor and the Depositor is causing to be delivered to the Trustee, together with the related Home Equity Loan documents and the Depositor’s interest in any Property, and all payments thereon and proceeds of the conversion, voluntary or involuntary, of the foregoing; (b) such amounts as may be held by the Securities Administrator in the Certificate Account, together with investment earnings on such amounts, and such amounts as may be held in the name of the Securities Administrator in the Principal and Interest Account, if any, inclusive of investment earnings thereon, whether in the form of cash, instruments, securities or other properties (including any Eligible Investments held by the Servicer); (c) any amounts received by the Supplemental Interest Trustee on the Swap Agreement and such amounts as may be held by the Supplemental Interest Trustee in the Swap Account, excluding any investment earnings on such amounts; (d) such amounts as may be held by the Securities Administrator in the Net WAC Cap Carryover Reserve Fund together with investment earnings on such amounts; and (e) proceeds of all the foregoing (including, but not by way of limitation, all proceeds of any mortgage insurance, flood insurance, hazard insurance and title insurance policy relating to the Home Equity Loans, cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, rights to payment of any and every kind, and other forms of obligations and receivables which at any time constitute all or part of or are included in the proceeds of any of the foregoing) to pay the Certificates, in each case, as specified in the Pooling and Servicing Agreement ((a) - (e) above shall be collectively referred to herein as the “Trust Estate”).

The Owner hereof is entitled to principal payments on each Distribution Date, as hereinafter described, which will fully amortize such original Certificate Principal Balance of the Class M-7A Certificates over the period from the date of initial issuance of the Certificates to the Final Scheduled Distribution Date for the Class M-7A Certificates. Therefore, the actual outstanding principal amount of this Certificate may, on any date subsequent to July 25, 2007 (the first Distribution Date), be less than the original Certificate Principal Balance of the Class M-7A Certificates set forth above.

Upon receiving the final distribution hereon, the Owner hereof is required to send this Certificate to the Securities Administrator.  The Pooling and Servicing Agreement provides that, in any event, upon the making of the final distribution due on this Certificate, this Certificate shall be deemed canceled for all purposes under the Pooling and Servicing Agreement.

NEITHER THIS CERTIFICATE NOR THE UNDERLYING HOME EQUITY LOANS ARE INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION OR ANY OTHER GOVERNMENTAL AGENCY.

THE PRINCIPAL OF THIS CERTIFICATE IS PAYABLE IN INSTALLMENTS.  THEREFORE, THE ACTUAL OUTSTANDING PRINCIPAL AMOUNT OF THIS CERTIFICATE MAY ON ANY DATE SUBSEQUENT TO JULY 25, 2007 (THE FIRST DISTRIBUTION DATE) BE LESS THAN ITS ORIGINAL CERTIFICATE PRINCIPAL BALANCE.

NOTWITHSTANDING REFERENCES HEREIN TO PRINCIPAL AND INTEREST, NO DEBT OF ANY PERSON IS REPRESENTED HEREBY.

This Certificate is one of a Class of duly-authorized Certificates designated as Home Equity Loan Trust 2007-FRE1, Home Equity Loan Asset-Backed Certificates, Class M-7A (the “Class M-7A Certificates”) and issued under and subject to the terms, provisions and conditions of that certain Pooling and Servicing Agreement dated as of June 1, 2007 (the “Pooling and Servicing Agreement”) by and among Nationstar Mortgage LLC, in its capacity as a seller (the “Seller”) and as the servicer (the “Servicer”), Wells Fargo Bank, N.A., in its capacity as master servicer (the “Master Servicer”) and securities administrator (the “Securities Administrator”), Nationstar Funding LLC, in its capacity as depositor (the “Depositor”), and The Bank of New York, in its capacity as the trustee (the “Trustee”), to which Pooling and Servicing Agreement the Owner of this Certificate by virtue of acceptance hereof assents and by which such Owner is bound.  Also issued under the Pooling and Servicing Agreement are Certificates designated as Home Equity Loan Trust 2007-FRE1 Home Equity Loan Asset-Backed Certificates, Class 2-AV-1 (the “Class 2-AV-1 Certificates”), Class 2-AV-2 (the “Class 2-AV-2 Certificates”), Class 2-AV-3 (the “Class 2-AV-3 Certificates”), Class 2-AV-4 (the “Class 2-AV-4 Certificates”), Class M-1 (the “Class M-1 Certificates”), Class M-2 (the “Class M-2 Certificates”), Class M-3 (the “Class M-3 Certificates”), Class M-4 (the “Class M-4 Certificates”), Class M-5 (the “Class M-5 Certificates”), Class M-6 (the “Class M-6 Certificates”), Class M-7A (the “Class M-7A Certificates”), Class M-7B (the “Class M-7B Certificates”), Class M-8 (the “Class M-8 Certificates”), Class M-9A (the “Class M-9A Certificates”), Class M-9B (the “Class M-9B Certificates”), Class X-IO (the “Class X-IO Certificates”), Class P (the “Class P Certificates”) and Class R (the “Class R Certificates”).  The Class 1-AV-1 Certificates, the Class 2-AV-1 Certificates, the Class 2-AV-2 Certificates, the Class 2-AV-3 Certificates, the Class 2-AV-4 Certificates, the Class M-1 Certificates, the Class M-2 Certificates, the Class M-3 Certificates, the Class M-4 Certificates, the Class M-5 Certificates, the Class M-6 Certificates, the Class M-7A Certificates, the Class M-7B Certificates, the Class M-8 Certificates, the Class M-9A Certificates and the Class M-9B Certificates shall be together referred to as the “Offered Certificates” and the Offered Certificates, the Class X-IO Certificates, the Class P Certificates and the Class R Certificates are together referred to herein as the “Certificates.”  Terms capitalized herein and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

On the 25th day of each month, or, if such day is not a Business Day, then the next succeeding Business Day (each such day being a “Distribution Date”) commencing July 25, 2007, the Owners of the Class M-7A Certificates as of the close of business on the Business Day immediately preceding such Distribution Date or if Definitive Certificates have been issued, as of the close of business on the last Business Day of the calendar month immediately preceding the calendar month in which a Distribution Date occurs (the “Record Date”) will be entitled to receive the Class Principal Distribution Amount relating to such Certificates on such Distribution Date.  Distributions will be made in immediately available funds to Owners of Certificates having an aggregate original Certificate Principal Balance of at least $1,000,000 (by wire transfer or otherwise) to the account of an Owner at a domestic bank or other entity having appropriate facilities therefor, if such Owner has so notified the Securities Administrator, or by check mailed to the address of the person entitled thereto as it appears on the Register.

Each Owner of record of a Class M-7A Certificate will be entitled to receive such Owner’s Percentage Interest in the amounts due on such Distribution Date to the Owners of the Class M-7A Certificates. The Percentage Interest of each Class M-7A Certificate as of any date of determination will be equal to the percentage obtained by dividing the original Certificate Principal Balance of such Class M-7A Certificate on the Startup Day by the aggregate Certificate Principal Balance of the Class M-7A Certificates on the Startup Day.

The Securities Administrator or any duly-appointed Paying Agent will duly and punctually pay distributions with respect to this Certificate in accordance with the terms hereof and the Pooling and Servicing Agreement.  Amounts properly withheld under the Code by any Person from a distribution to any Owner shall be considered as having been paid by the Securities Administrator to such Owner for all purposes of the Pooling and Servicing Agreement.

The Home Equity Loans will be serviced by the Servicer and master serviced by the Master Servicer pursuant to the Pooling and Servicing Agreement.  The Pooling and Servicing Agreement permits the Servicer to enter into Sub-Servicing Agreements with certain institutions eligible for appointment as Sub-Servicers for the servicing and administration of certain Home Equity Loans.  No appointment of any Sub-Servicer shall release the Servicer from any of its obligations under the Pooling and Servicing Agreement.

This Certificate does not represent a deposit or other obligation of, or an interest in, nor are the underlying Home Equity Loans insured or guaranteed by, Nationstar Funding LLC or Nationstar Mortgage LLC or any of their Affiliates.  This Certificate is limited in right of payment to certain collections and recoveries relating to the Home Equity Loans and amounts on deposit in the Certificate Account and the Principal and Interest Account (except as otherwise provided in the Pooling and Servicing Agreement), as more specifically set forth hereinabove and in the Pooling and Servicing Agreement.

No Owner shall have any right to institute any proceeding, judicial or otherwise, with respect to the Pooling and Servicing Agreement, or for the appointment of a receiver or trustee, or for any other remedy under the Pooling and Servicing Agreement except in compliance with the terms thereof.

Notwithstanding any other provisions in the Pooling and Servicing Agreement, the Owner of any Certificate shall have the right which is absolute and unconditional to receive distributions to the extent provided in the Pooling and Servicing Agreement with respect to such Certificate or to institute suit for the enforcement of any such distribution, and such right shall not be impaired without the consent of such Owner.

The Pooling and Servicing Agreement provides that the obligations created thereby will terminate upon the payment to the Owners of all Certificates of all amounts held by the Securities Administrator and required to be paid to such Owners pursuant to the Pooling and Servicing Agreement.

The Pooling and Servicing Agreement additionally provides that (i) the Servicer may, at its option, purchase from the Trust all remaining Home Equity Loans and other property then constituting the Trust Estate, and thereby effect early retirement of the Certificates, on any Distribution Date on or after the Clean-Up Call Date and (ii) in the event the Servicer fails to exercise its option in (i) above prior to the Distribution Date on which the aggregate outstanding Pool Balance of all of the Home Equity Loans is less than or equal to 1% of the aggregate outstanding Pool Balance of all of the Home Equity Loans as of the Cut-off Date, then the Master Servicer may, at its option, terminate the Trust after the Distribution Date that is two Distribution Dates after it has given notice to the Servicer of its intention to exercise such optional termination right and the Servicer has not elected to exercise its option to terminate the Trust.  In addition, under certain circumstances relating to the qualification of any REMIC hereunder as a REMIC under the Code, the Home Equity Loans may be sold, thereby effecting the early retirement of the Certificates.

The Securities Administrator shall give written notice of termination of the Pooling and Servicing Agreement to each Owner in the manner set forth therein.

The Owners of the majority of the Percentage Interests represented by the Certificates have the right to exercise any trust or power set forth in Section 6.11 of the Pooling and Servicing Agreement.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth and referred to on the face hereof, the transfer of this Certificate is registrable in the Register upon surrender of this Certificate for registration of transfer at the office designated as the location of the Register duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Registrar duly executed by, the Owner hereof or his attorney duly authorized in writing, and thereupon one or more new Certificates of the like Class, tenor and a like Percentage Interest will be issued to the designated transferee or transferees.

The Pooling and Servicing Agreement permits, with certain exceptions as therein provided, the amendment thereof and the modifications of rights and obligations of the parties provided therein by the Depositor, the Trustee, the Seller, the Securities Administrator, the Master Servicer and the Servicer at any time and from time to time, without the consent of the Owners; provided that in certain other circumstances provided for in the Pooling and Servicing Agreement such consent of the Owners will be required prior to amendments.  Any such consent by the Owner of this Certificate shall be conclusive and binding upon such Owner and upon all future Owners of the Certificate and of any Certificate issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Certificate.

The Securities Administrator is required to furnish certain information on each Distribution Date to the Owner of this Certificate, as more fully described in the Pooling and Servicing Agreement.

The Class M-7A Certificates are issuable only as registered Certificates in minimum denominations of $25,000 original Certificate Principal Balance and in integral multiples of $1,000 in excess of $25,000.  As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Class M-7A Certificates are exchangeable for new Class M-7A Certificates of authorized denominations evidencing the same aggregate principal amount.

No service charge will be made for any such registration of transfer or exchange, but the Registrar or Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Trustee and Securities Administrator and any agent of the Trustee or Securities Administrator may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Securities Administrator nor any such agent shall be affected by notice to the contrary.

IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed on behalf of the Trust.

WELLS FARGO BANK, N.A.,

as Securities Administrator

By:

_____________________________

Title:

_____________________________

Securities Administrator Authentication

WELLS FARGO BANK, N.A., as Securities Administrator

By:

Title:

EXHIBIT A-13

FORM OF CLASS M-7B CERTIFICATE

SOLELY FOR FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS OWNERSHIP OF A CLASS OF “REGULAR INTERESTS” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT” (“REMIC”) AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTION 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), ASSUMING COMPLIANCE WITH THE REMIC PROVISIONS OF THE CODE.

IF THIS CERTIFICATE IS AN ERISA-RESTRICTED CERTIFICATE, NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE SECURITIES ADMINISTRATOR EITHER (i) A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (“PLAN”), (ii) IF THIS CERTIFICATE HAS BEEN THE SUBJECT OF AN ERISA-QUALIFYING UNDERWRITING (AS DEFINED IN THE AGREEMENT), A REPRESENTATION LETTER THAT THE PURCHASER IS AN INSURANCE COMPANY WHICH IS PURCHASING SUCH CERTIFICATE WITH FUNDS CONTAINED IN AN “INSURANCE COMPANY GENERAL ACCOUNT” (AS SUCH TERM IS DEFINED IN SECTION V(e) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 (“PTCE 95-60”)) AND THE PURCHASE AND HOLDING OF SUCH CERTIFICATE ARE COVERED UNDER SECTIONS I AND III OF PTCE 95-60 OR (iii) AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.08(c) OF THE AGREEMENT REFERRED TO HEREIN.  NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY REPRESENTATIONS REQUIRED HEREIN SHALL BE DEEMED MADE BY THE OWNER OF A BOOK-ENTRY CERTIFICATE; ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF A PLAN WITHOUT THE OPINION OF COUNSEL SATISFACTORY TO THE SECURITIES ADMINISTRATOR AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.

HOME EQUITY LOAN TRUST 2007-FRE1
HOME EQUITY LOAN ASSET-BACKED CERTIFICATE
CLASS M-7B
(Variable Certificate Rate)

(Subject to the Subordinate Net WAC Cap)

Representing Certain Interests Relating to two Pools of Home Equity Loans Sold and Serviced by
NATIONSTAR MORTGAGE LLC

(This Certificate does not represent an interest in, or an obligation of, nor are the underlying Home Equity Loans insured or guaranteed by, Nationstar Funding LLC (the “Depositor”) or Nationstar Mortgage LLC, a Delaware limited liability company (the “Seller” or the “Servicer”).  This Certificate represents a fractional ownership interest in the Group I and Group II Home Equity Loans and certain other property held by the Trust.)

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Issuer (“Home Equity Loan Trust 2007-FRE1”) or its agent for registration of transfer, exchange, or payment and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

No: M-7B-1		43710X AU2 CUSIP
$21,058,000 Original Class M-7B Certificate Principal Balance	July 10, 2007 Date	April 25, 2037 Final Scheduled Distribution Date
CEDE & CO.
Registered Owner

The registered Owner named above is the registered beneficial Owner of such Owner’s fractional interest in (a) the Home Equity Loans listed in Schedule I-A and Schedule I-B to the Pooling and Servicing Agreement (as defined below) which the Seller is causing to be delivered to the Depositor and the Depositor is causing to be delivered to the Trustee, together with the related Home Equity Loan documents and the Depositor’s interest in any Property, and all payments thereon and proceeds of the conversion, voluntary or involuntary, of the foregoing; (b) such amounts as may be held by the Securities Administrator in the Certificate Account, together with investment earnings on such amounts, and such amounts as may be held in the name of the Securities Administrator in the Principal and Interest Account, if any, inclusive of investment earnings thereon, whether in the form of cash, instruments, securities or other properties (including any Eligible Investments held by the Servicer); (c) any amounts received by the Supplemental Interest Trustee on the Swap Agreement and such amounts as may be held by the Supplemental Interest Trustee in the Swap Account, excluding any investment earnings on such amounts; (d) such amounts as may be held by the Securities Administrator in the Net WAC Cap Carryover Reserve Fund together with investment earnings on such amounts; and (e) proceeds of all the foregoing (including, but not by way of limitation, all proceeds of any mortgage insurance, flood insurance, hazard insurance and title insurance policy relating to the Home Equity Loans, cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, rights to payment of any and every kind, and other forms of obligations and receivables which at any time constitute all or part of or are included in the proceeds of any of the foregoing) to pay the Certificates, in each case, as specified in the Pooling and Servicing Agreement ((a) - (e) above shall be collectively referred to herein as the “Trust Estate”).

The Owner hereof is entitled to principal payments on each Distribution Date, as hereinafter described, which will fully amortize such original Certificate Principal Balance of the Class M-7B Certificates over the period from the date of initial issuance of the Certificates to the Final Scheduled Distribution Date for the Class M-7B Certificates. Therefore, the actual outstanding principal amount of this Certificate may, on any date subsequent to July 25, 2007 (the first Distribution Date), be less than the original Certificate Principal Balance of the Class M-7B Certificates set forth above.

Upon receiving the final distribution hereon, the Owner hereof is required to send this Certificate to the Securities Administrator.  The Pooling and Servicing Agreement provides that, in any event, upon the making of the final distribution due on this Certificate, this Certificate shall be deemed canceled for all purposes under the Pooling and Servicing Agreement.

NEITHER THIS CERTIFICATE NOR THE UNDERLYING HOME EQUITY LOANS ARE INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION OR ANY OTHER GOVERNMENTAL AGENCY.

THE PRINCIPAL OF THIS CERTIFICATE IS PAYABLE IN INSTALLMENTS.  THEREFORE, THE ACTUAL OUTSTANDING PRINCIPAL AMOUNT OF THIS CERTIFICATE MAY ON ANY DATE SUBSEQUENT TO JULY 25, 2007 (THE FIRST DISTRIBUTION DATE) BE LESS THAN ITS ORIGINAL CERTIFICATE PRINCIPAL BALANCE.

NOTWITHSTANDING REFERENCES HEREIN TO PRINCIPAL AND INTEREST, NO DEBT OF ANY PERSON IS REPRESENTED HEREBY.

This Certificate is one of a Class of duly-authorized Certificates designated as Home Equity Loan Trust 2007-FRE1, Home Equity Loan Asset-Backed Certificates, Class M-7B (the “Class M-7B Certificates”) and issued under and subject to the terms, provisions and conditions of that certain Pooling and Servicing Agreement dated as of June 1, 2007 (the “Pooling and Servicing Agreement”) by and among Nationstar Mortgage LLC, in its capacity as a seller (the “Seller”) and as the servicer (the “Servicer”), Wells Fargo Bank, N.A., in its capacity as master servicer (the “Master Servicer”) and securities administrator (the “Securities Administrator”), Nationstar Funding LLC, in its capacity as depositor (the “Depositor”), and The Bank of New York, in its capacity as the trustee (the “Trustee”), to which Pooling and Servicing Agreement the Owner of this Certificate by virtue of acceptance hereof assents and by which such Owner is bound.  Also issued under the Pooling and Servicing Agreement are Certificates designated as Home Equity Loan Trust 2007-FRE1 Home Equity Loan Asset-Backed Certificates, Class 2-AV-1 (the “Class 2-AV-1 Certificates”), Class 2-AV-2 (the “Class 2-AV-2 Certificates”), Class 2-AV-3 (the “Class 2-AV-3 Certificates”), Class 2-AV-4 (the “Class 2-AV-4 Certificates”), Class M-1 (the “Class M-1 Certificates”), Class M-2 (the “Class M-2 Certificates”), Class M-3 (the “Class M-3 Certificates”), Class M-4 (the “Class M-4 Certificates”), Class M-5 (the “Class M-5 Certificates”), Class M-6 (the “Class M-6 Certificates”), Class M-7A (the “Class M-7A Certificates”), Class M-7B (the “Class M-7B Certificates”), Class M-8 (the “Class M-8 Certificates”), Class M-9A (the “Class M-9A Certificates”), Class M-9B (the “Class M-9B Certificates”), Class X-IO (the “Class X-IO Certificates”), Class P (the “Class P Certificates”) and Class R (the “Class R Certificates”).  The Class 1-AV-1 Certificates, the Class 2-AV-1 Certificates, the Class 2-AV-2 Certificates, the Class 2-AV-3 Certificates, the Class 2-AV-4 Certificates, the Class M-1 Certificates, the Class M-2 Certificates, the Class M-3 Certificates, the Class M-4 Certificates, the Class M-5 Certificates, the Class M-6 Certificates, the Class M-7A Certificates, the Class M-7B Certificates, the Class M-8 Certificates, the Class M-9A Certificates and the Class M-9B Certificates shall be together referred to as the “Offered Certificates” and the Offered Certificates, the Class X-IO Certificates, the Class P Certificates and the Class R Certificates are together referred to herein as the “Certificates.”  Terms capitalized herein and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

On the 25th day of each month, or, if such day is not a Business Day, then the next succeeding Business Day (each such day being a “Distribution Date”) commencing July 25, 2007, the Owners of the Class M-7B Certificates as of the close of business on the Business Day immediately preceding such Distribution Date or if Definitive Certificates have been issued, as of the close of business on the last Business Day of the calendar month immediately preceding the calendar month in which a Distribution Date occurs (the “Record Date”) will be entitled to receive the Class Principal Distribution Amount relating to such Certificates on such Distribution Date.  Distributions will be made in immediately available funds to Owners of Certificates having an aggregate original Certificate Principal Balance of at least $1,000,000 (by wire transfer or otherwise) to the account of an Owner at a domestic bank or other entity having appropriate facilities therefor, if such Owner has so notified the Securities Administrator, or by check mailed to the address of the person entitled thereto as it appears on the Register.

Each Owner of record of a Class M-7B Certificate will be entitled to receive such Owner’s Percentage Interest in the amounts due on such Distribution Date to the Owners of the Class M-7B Certificates. The Percentage Interest of each Class M-7B Certificate as of any date of determination will be equal to the percentage obtained by dividing the original Certificate Principal Balance of such Class M-7B Certificate on the Startup Day by the aggregate Certificate Principal Balance of the Class M-7B Certificates on the Startup Day.

The Securities Administrator or any duly-appointed Paying Agent will duly and punctually pay distributions with respect to this Certificate in accordance with the terms hereof and the Pooling and Servicing Agreement.  Amounts properly withheld under the Code by any Person from a distribution to any Owner shall be considered as having been paid by the Securities Administrator to such Owner for all purposes of the Pooling and Servicing Agreement.

The Home Equity Loans will be serviced by the Servicer and master serviced by the Master Servicer pursuant to the Pooling and Servicing Agreement.  The Pooling and Servicing Agreement permits the Servicer to enter into Sub-Servicing Agreements with certain institutions eligible for appointment as Sub-Servicers for the servicing and administration of certain Home Equity Loans.  No appointment of any Sub-Servicer shall release the Servicer from any of its obligations under the Pooling and Servicing Agreement.

This Certificate does not represent a deposit or other obligation of, or an interest in, nor are the underlying Home Equity Loans insured or guaranteed by, Nationstar Funding LLC or Nationstar Mortgage LLC or any of their Affiliates.  This Certificate is limited in right of payment to certain collections and recoveries relating to the Home Equity Loans and amounts on deposit in the Certificate Account and the Principal and Interest Account (except as otherwise provided in the Pooling and Servicing Agreement), as more specifically set forth hereinabove and in the Pooling and Servicing Agreement.

No Owner shall have any right to institute any proceeding, judicial or otherwise, with respect to the Pooling and Servicing Agreement, or for the appointment of a receiver or trustee, or for any other remedy under the Pooling and Servicing Agreement except in compliance with the terms thereof.

Notwithstanding any other provisions in the Pooling and Servicing Agreement, the Owner of any Certificate shall have the right which is absolute and unconditional to receive distributions to the extent provided in the Pooling and Servicing Agreement with respect to such Certificate or to institute suit for the enforcement of any such distribution, and such right shall not be impaired without the consent of such Owner.

The Pooling and Servicing Agreement provides that the obligations created thereby will terminate upon the payment to the Owners of all Certificates of all amounts held by the Securities Administrator and required to be paid to such Owners pursuant to the Pooling and Servicing Agreement.

The Pooling and Servicing Agreement additionally provides that (i) the Servicer may, at its option, purchase from the Trust all remaining Home Equity Loans and other property then constituting the Trust Estate, and thereby effect early retirement of the Certificates, on any Distribution Date on or after the Clean-Up Call Date and (ii) in the event the Servicer fails to exercise its option in (i) above prior to the Distribution Date on which the aggregate outstanding Pool Balance of all of the Home Equity Loans is less than or equal to 1% of the aggregate outstanding Pool Balance of all of the Home Equity Loans as of the Cut-off Date, then the Master Servicer may, at its option, terminate the Trust after the Distribution Date that is two Distribution Dates after it has given notice to the Servicer of its intention to exercise such optional termination right and the Servicer has not elected to exercise its option to terminate the Trust.  In addition, under certain circumstances relating to the qualification of any REMIC hereunder as a REMIC under the Code, the Home Equity Loans may be sold, thereby effecting the early retirement of the Certificates.

The Securities Administrator shall give written notice of termination of the Pooling and Servicing Agreement to each Owner in the manner set forth therein.

The Owners of the majority of the Percentage Interests represented by the Certificates have the right to exercise any trust or power set forth in Section 6.11 of the Pooling and Servicing Agreement.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth and referred to on the face hereof, the transfer of this Certificate is registrable in the Register upon surrender of this Certificate for registration of transfer at the office designated as the location of the Register duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Registrar duly executed by, the Owner hereof or his attorney duly authorized in writing, and thereupon one or more new Certificates of the like Class, tenor and a like Percentage Interest will be issued to the designated transferee or transferees.

The Pooling and Servicing Agreement permits, with certain exceptions as therein provided, the amendment thereof and the modifications of rights and obligations of the parties provided therein by the Depositor, the Trustee, the Seller, the Securities Administrator, the Master Servicer and the Servicer at any time and from time to time, without the consent of the Owners; provided that in certain other circumstances provided for in the Pooling and Servicing Agreement such consent of the Owners will be required prior to amendments.  Any such consent by the Owner of this Certificate shall be conclusive and binding upon such Owner and upon all future Owners of the Certificate and of any Certificate issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Certificate.

The Securities Administrator is required to furnish certain information on each Distribution Date to the Owner of this Certificate, as more fully described in the Pooling and Servicing Agreement.

The Class M-7B Certificates are issuable only as registered Certificates in minimum denominations of $25,000 original Certificate Principal Balance and in integral multiples of $1,000 in excess of $25,000.  As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Class M-7B Certificates are exchangeable for new Class M-7B Certificates of authorized denominations evidencing the same aggregate principal amount.

No service charge will be made for any such registration of transfer or exchange, but the Registrar or Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Trustee and Securities Administrator and any agent of the Trustee or Securities Administrator may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Securities Administrator nor any such agent shall be affected by notice to the contrary.

IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed on behalf of the Trust.

WELLS FARGO BANK, N.A.,

as Securities Administrator

By:

_____________________________

Title:

_____________________________

Securities Administrator Authentication

WELLS FARGO BANK, N.A., as Securities Administrator

By:

Title:

EXHIBIT A-14

FORM OF CLASS M-8 CERTIFICATE

SOLELY FOR FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS OWNERSHIP OF A CLASS OF “REGULAR INTERESTS” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT” (“REMIC”) AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTION 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), ASSUMING COMPLIANCE WITH THE REMIC PROVISIONS OF THE CODE.

IF THIS CERTIFICATE IS AN ERISA-RESTRICTED CERTIFICATE, NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE SECURITIES ADMINISTRATOR EITHER (i) A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (“PLAN”), (ii) THIS CERTIFICATE HAS BEEN THE SUBJECT OF AN ERISA-QUALIFYING UNDERWRITING (AS DEFINED IN THE AGREEMENT) OR (iii) AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.08(c) OF THE AGREEMENT REFERRED TO HEREIN.  NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY REPRESENTATIONS REQUIRED HEREIN SHALL BE DEEMED MADE BY THE OWNER OF A BOOK-ENTRY CERTIFICATE; ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF A PLAN WITHOUT THE OPINION OF COUNSEL SATISFACTORY TO THE SECURITIES ADMINISTRATOR AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.

HOME EQUITY LOAN TRUST 2007-FRE1
HOME EQUITY LOAN ASSET-BACKED CERTIFICATE
CLASS M-8
(Variable Certificate Rate)

(Subject to the Subordinate Net WAC Cap)

Representing Certain Interests Relating to two Pools of Home Equity Loans Sold and Serviced by
NATIONSTAR MORTGAGE LLC

(This Certificate does not represent an interest in, or an obligation of, nor are the underlying Home Equity Loans insured or guaranteed by, Nationstar Funding LLC (the “Depositor”) or Nationstar Mortgage LLC, a Delaware limited liability company (the “Seller” or the “Servicer”).  This Certificate represents a fractional ownership interest in the Group I and Group II Home Equity Loans and certain other property held by the Trust.)

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Issuer (“Home Equity Loan Trust 2007-FRE1”) or its agent for registration of transfer, exchange, or payment and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

No: M-8-1		43710X AN8 CUSIP
$24,429,000 Original Class M-8 Certificate Principal Balance	July 10, 2007 Date	April 25, 2037 Final Scheduled Distribution Date
CEDE & CO.
Registered Owner

The registered Owner named above is the registered beneficial Owner of such Owner’s fractional interest in (a) the Home Equity Loans listed in Schedule I-A and Schedule I-B to the Pooling and Servicing Agreement (as defined below) which the Seller is causing to be delivered to the Depositor and the Depositor is causing to be delivered to the Trustee, together with the related Home Equity Loan documents and the Depositor’s interest in any Property, and all payments thereon and proceeds of the conversion, voluntary or involuntary, of the foregoing; (b) such amounts as may be held by the Securities Administrator in the Certificate Account, together with investment earnings on such amounts, and such amounts as may be held in the name of the Securities Administrator in the Principal and Interest Account, if any, inclusive of investment earnings thereon, whether in the form of cash, instruments, securities or other properties (including any Eligible Investments held by the Servicer); (c) any amounts received by the Supplemental Interest Trustee on the Swap Agreement and such amounts as may be held by the Supplemental Interest Trustee in the Swap Account, excluding any investment earnings on such amounts; (d) such amounts as may be held by the Securities Administrator in the Net WAC Cap Carryover Reserve Fund together with investment earnings on such amounts; and (e) proceeds of all the foregoing (including, but not by way of limitation, all proceeds of any mortgage insurance, flood insurance, hazard insurance and title insurance policy relating to the Home Equity Loans, cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, rights to payment of any and every kind, and other forms of obligations and receivables which at any time constitute all or part of or are included in the proceeds of any of the foregoing) to pay the Certificates, in each case, as specified in the Pooling and Servicing Agreement ((a) - (e) above shall be collectively referred to herein as the “Trust Estate”).

The Owner hereof is entitled to principal payments on each Distribution Date, as hereinafter described, which will fully amortize such original Certificate Principal Balance of the Class M-8 Certificates over the period from the date of initial issuance of the Certificates to the Final Scheduled Distribution Date for the Class M-8 Certificates. Therefore, the actual outstanding principal amount of this Certificate may, on any date subsequent to July 25, 2007 (the first Distribution Date), be less than the original Certificate Principal Balance of the Class M-8 Certificates set forth above.

Upon receiving the final distribution hereon, the Owner hereof is required to send this Certificate to the Securities Administrator.  The Pooling and Servicing Agreement provides that, in any event, upon the making of the final distribution due on this Certificate, this Certificate shall be deemed canceled for all purposes under the Pooling and Servicing Agreement.

NEITHER THIS CERTIFICATE NOR THE UNDERLYING HOME EQUITY LOANS ARE INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION OR ANY OTHER GOVERNMENTAL AGENCY.

THE PRINCIPAL OF THIS CERTIFICATE IS PAYABLE IN INSTALLMENTS.  THEREFORE, THE ACTUAL OUTSTANDING PRINCIPAL AMOUNT OF THIS CERTIFICATE MAY ON ANY DATE SUBSEQUENT TO JULY 25, 2007 (THE FIRST DISTRIBUTION DATE) BE LESS THAN ITS ORIGINAL CERTIFICATE PRINCIPAL BALANCE.

NOTWITHSTANDING REFERENCES HEREIN TO PRINCIPAL AND INTEREST, NO DEBT OF ANY PERSON IS REPRESENTED HEREBY.

This Certificate is one of a Class of duly-authorized Certificates designated as Home Equity Loan Trust 2007-FRE1, Home Equity Loan Asset-Backed Certificates, Class M-8 (the “Class M-8 Certificates”) and issued under and subject to the terms, provisions and conditions of that certain Pooling and Servicing Agreement dated as of June 1, 2007 (the “Pooling and Servicing Agreement”) by and among Nationstar Mortgage LLC, in its capacity as a seller (the “Seller”) and as the servicer (the “Servicer”), Wells Fargo Bank, N.A., in its capacity as master servicer (the “Master Servicer”) and securities administrator (the “Securities Administrator”), Nationstar Funding LLC, in its capacity as depositor (the “Depositor”), and The Bank of New York, in its capacity as the trustee (the “Trustee”), to which Pooling and Servicing Agreement the Owner of this Certificate by virtue of acceptance hereof assents and by which such Owner is bound.  Also issued under the Pooling and Servicing Agreement are Certificates designated as Home Equity Loan Trust 2007-FRE1 Home Equity Loan Asset-Backed Certificates, Class 2-AV-1 (the “Class 2-AV-1 Certificates”), Class 2-AV-2 (the “Class 2-AV-2 Certificates”), Class 2-AV-3 (the “Class 2-AV-3 Certificates”), Class 2-AV-4 (the “Class 2-AV-4 Certificates”), Class M-1 (the “Class M-1 Certificates”), Class M-2 (the “Class M-2 Certificates”), Class M-3 (the “Class M-3 Certificates”), Class M-4 (the “Class M-4 Certificates”), Class M-5 (the “Class M-5 Certificates”), Class M-6 (the “Class M-6 Certificates”), Class M-7A (the “Class M-7A Certificates”), Class M-7B (the “Class M-7B Certificates”), Class M-8 (the “Class M-8 Certificates”), Class M-9A (the “Class M-9A Certificates”), Class M-9B (the “Class M-9B Certificates”), Class X-IO (the “Class X-IO Certificates”), Class P (the “Class P Certificates”) and Class R (the “Class R Certificates”).  The Class 1-AV-1 Certificates, the Class 2-AV-1 Certificates, the Class 2-AV-2 Certificates, the Class 2-AV-3 Certificates, the Class 2-AV-4 Certificates, the Class M-1 Certificates, the Class M-2 Certificates, the Class M-3 Certificates, the Class M-4 Certificates, the Class M-5 Certificates, the Class M-6 Certificates, the Class M-7A Certificates, the Class M-7B Certificates, the Class M-8 Certificates, the Class M-9A Certificates and the Class M-9B Certificates shall be together referred to as the “Offered Certificates” and the Offered Certificates, the Class X-IO Certificates, the Class P Certificates and the Class R Certificates are together referred to herein as the “Certificates.”  Terms capitalized herein and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

On the 25th day of each month, or, if such day is not a Business Day, then the next succeeding Business Day (each such day being a “Distribution Date”) commencing July 25, 2007, the Owners of the Class M-8 Certificates as of the close of business on the Business Day immediately preceding such Distribution Date or if Definitive Certificates have been issued, as of the close of business on the last Business Day of the calendar month immediately preceding the calendar month in which a Distribution Date occurs (the “Record Date”) will be entitled to receive the Class Principal Distribution Amount relating to such Certificates on such Distribution Date.  Distributions will be made in immediately available funds to Owners of Certificates having an aggregate original Certificate Principal Balance of at least $1,000,000 (by wire transfer or otherwise) to the account of an Owner at a domestic bank or other entity having appropriate facilities therefor, if such Owner has so notified the Securities Administrator, or by check mailed to the address of the person entitled thereto as it appears on the Register.

Each Owner of record of a Class M-8 Certificate will be entitled to receive such Owner’s Percentage Interest in the amounts due on such Distribution Date to the Owners of the Class M-8 Certificates.  The Percentage Interest of each Class M-8 Certificate as of any date of determination will be equal to the percentage obtained by dividing the original Certificate Principal Balance of such Class M-8 Certificate on the Startup Day by the aggregate Certificate Principal Balance of the Class M-8 Certificates on the Startup Day.

The Securities Administrator or any duly-appointed Paying Agent will duly and punctually pay distributions with respect to this Certificate in accordance with the terms hereof and the Pooling and Servicing Agreement.  Amounts properly withheld under the Code by any Person from a distribution to any Owner shall be considered as having been paid by the Securities Administrator to such Owner for all purposes of the Pooling and Servicing Agreement.

The Home Equity Loans will be serviced by the Servicer and master serviced by the Master Servicer pursuant to the Pooling and Servicing Agreement.  The Pooling and Servicing Agreement permits the Servicer to enter into Sub-Servicing Agreements with certain institutions eligible for appointment as Sub-Servicers for the servicing and administration of certain Home Equity Loans.  No appointment of any Sub-Servicer shall release the Servicer from any of its obligations under the Pooling and Servicing Agreement.

This Certificate does not represent a deposit or other obligation of, or an interest in, nor are the underlying Home Equity Loans insured or guaranteed by, Nationstar Funding LLC or Nationstar Mortgage LLC or any of their Affiliates.  This Certificate is limited in right of payment to certain collections and recoveries relating to the Home Equity Loans and amounts on deposit in the Certificate Account and the Principal and Interest Account (except as otherwise provided in the Pooling and Servicing Agreement), as more specifically set forth hereinabove and in the Pooling and Servicing Agreement.

No Owner shall have any right to institute any proceeding, judicial or otherwise, with respect to the Pooling and Servicing Agreement, or for the appointment of a receiver or trustee, or for any other remedy under the Pooling and Servicing Agreement except in compliance with the terms thereof.

Notwithstanding any other provisions in the Pooling and Servicing Agreement, the Owner of any Certificate shall have the right which is absolute and unconditional to receive distributions to the extent provided in the Pooling and Servicing Agreement with respect to such Certificate or to institute suit for the enforcement of any such distribution, and such right shall not be impaired without the consent of such Owner.

The Pooling and Servicing Agreement provides that the obligations created thereby will terminate upon the payment to the Owners of all Certificates of all amounts held by the Securities Administrator and required to be paid to such Owners pursuant to the Pooling and Servicing Agreement.

The Pooling and Servicing Agreement additionally provides that (i) the Servicer may, at its option, purchase from the Trust all remaining Home Equity Loans and other property then constituting the Trust Estate, and thereby effect early retirement of the Certificates, on any Distribution Date on or after the Clean-Up Call Date and (ii) in the event the Servicer fails to exercise its option in (i) above prior to the Distribution Date on which the aggregate outstanding Pool Balance of all of the Home Equity Loans is less than or equal to 1% of the aggregate outstanding Pool Balance of all of the Home Equity Loans as of the Cut-off Date, then the Master Servicer may, at its option, terminate the Trust after the Distribution Date that is two Distribution Dates after it has given notice to the Servicer of its intention to exercise such optional termination right and the Servicer has not elected to exercise its option to terminate the Trust.  In addition, under certain circumstances relating to the qualification of any REMIC hereunder as a REMIC under the Code, the Home Equity Loans may be sold, thereby effecting the early retirement of the Certificates.

The Securities Administrator shall give written notice of termination of the Pooling and Servicing Agreement to each Owner in the manner set forth therein.

The Owners of the majority of the Percentage Interests represented by the Certificates have the right to exercise any trust or power set forth in Section 6.11 of the Pooling and Servicing Agreement.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth and referred to on the face hereof, the transfer of this Certificate is registrable in the Register upon surrender of this Certificate for registration of transfer at the office designated as the location of the Register duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Registrar duly executed by, the Owner hereof or his attorney duly authorized in writing, and thereupon one or more new Certificates of the like Class, tenor and a like Percentage Interest will be issued to the designated transferee or transferees.

The Pooling and Servicing Agreement permits, with certain exceptions as therein provided, the amendment thereof and the modifications of rights and obligations of the parties provided therein by the Depositor, the Trustee, the Seller, the Securities Administrator, the Master Servicer and the Servicer at any time and from time to time, without the consent of the Owners; provided that in certain other circumstances provided for in the Pooling and Servicing Agreement such consent of the Owners will be required prior to amendments.  Any such consent by the Owner of this Certificate shall be conclusive and binding upon such Owner and upon all future Owners of the Certificate and of any Certificate issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Certificate.

The Securities Administrator is required to furnish certain information on each Distribution Date to the Owner of this Certificate, as more fully described in the Pooling and Servicing Agreement.

The Class M-8 Certificates are issuable only as registered Certificates in minimum denominations of $25,000 original Certificate Principal Balance and in integral multiples of $1,000 in excess of $25,000.  As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Class M-8 Certificates are exchangeable for new Class M-8 Certificates of authorized denominations evidencing the same aggregate principal amount.

No service charge will be made for any such registration of transfer or exchange, but the Registrar or Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Trustee and Securities Administrator and any agent of the Trustee or Securities Administrator may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Securities Administrator nor any such agent shall be affected by notice to the contrary.

IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed on behalf of the Trust.

WELLS FARGO BANK, N.A.,

as Securities Administrator

By:

_____________________________

Title:

_____________________________

Securities Administrator Authentication

WELLS FARGO BANK, N.A., as Securities Administrator

By:

Title:

EXHIBIT A-15

FORM OF CLASS M-9A CERTIFICATE

SOLELY FOR FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS OWNERSHIP OF A CLASS OF “REGULAR INTERESTS” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT” (“REMIC”) AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTION 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), ASSUMING COMPLIANCE WITH THE REMIC PROVISIONS OF THE CODE.

IN THE CASE OF AN ERISA-RESTRICTED SWAP CERTIFICATE, PRIOR TO THE TERMINATION OF THE INTEREST RATE SWAP AGREEMENT NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS (i) SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (“PLAN”) OR (ii) THE ACQUISITION AND HOLDING OF THE ERISA-RESTRICTED SWAP CERTIFICATE ARE ELIGIBLE FOR EXEMPTIVE RELIEF UNDER THE STATUTORY EXEMPTION FOR NONFIDUCIARY SERVICE PROVIDERS UNDER SECTION 408(b)(17) OF ERISA AND SECTION 4975(D)(20) OF THE CODE, PROHIBITED TRANSACTION EXEMPTION (“PTCE”) 84-14, PTCE 90-1, PTCE 91-38, PTCE 95-60 OR PTCE 96-23 OR SOME OTHER APPLICABLE EXEMPTION.

IF THIS CERTIFICATE IS AN ERISA-RESTRICTED CERTIFICATE, NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE SECURITIES ADMINISTRATOR EITHER (i) A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (“PLAN”), (ii) IF THIS CERTIFICATE HAS BEEN THE SUBJECT OF AN ERISA-QUALIFYING UNDERWRITING (AS DEFINED IN THE AGREEMENT), A REPRESENTATION LETTER THAT THE PURCHASER IS AN INSURANCE COMPANY WHICH IS PURCHASING SUCH CERTIFICATE WITH FUNDS CONTAINED IN AN “INSURANCE COMPANY GENERAL ACCOUNT” (AS SUCH TERM IS DEFINED IN SECTION V(e) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 (“PTCE 95-60”)) AND THE PURCHASE AND HOLDING OF SUCH CERTIFICATE ARE COVERED UNDER SECTIONS I AND III OF PTCE 95-60 OR (iii) AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.08(c) OF THE AGREEMENT REFERRED TO HEREIN.  NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY REPRESENTATIONS REQUIRED HEREIN SHALL BE DEEMED MADE BY THE OWNER OF A BOOK-ENTRY CERTIFICATE.

HOME EQUITY LOAN TRUST 2007-FRE1
HOME EQUITY LOAN ASSET-BACKED CERTIFICATE
CLASS M-9A
(Variable Certificate Rate)

(Subject to the Subordinate Net WAC Cap)

Representing Certain Interests Relating to two Pools of Home Equity Loans Sold and Serviced by
NATIONSTAR MORTGAGE LLC

(This Certificate does not represent an interest in, or an obligation of, nor are the underlying Home Equity Loans insured or guaranteed by, Nationstar Funding LLC (the “Depositor”) or Nationstar Mortgage LLC, a Delaware limited liability company (the “Seller” or the “Servicer”).  This Certificate represents a fractional ownership interest in the Group I and Group II Home Equity Loans and certain other property held by the Trust.)

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Issuer (“Home Equity Loan Trust 2007-FRE1”) or its agent for registration of transfer, exchange, or payment and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

No: M-9A-1		43710X AP3 CUSIP
$12,000,000 Original Class M-9A Certificate Principal Balance	July 10, 2007 Date	April 25, 2007 Final Scheduled Distribution Date
CEDE & CO.
Registered Owner

The registered Owner named above is the registered beneficial Owner of such Owner’s fractional interest in (a) the Home Equity Loans listed in Schedule I-A and Schedule I-B to the Pooling and Servicing Agreement (as defined below) which the Seller is causing to be delivered to the Depositor and the Depositor is causing to be delivered to the Trustee, together with the related Home Equity Loan documents and the Depositor’s interest in any Property, and all payments thereon and proceeds of the conversion, voluntary or involuntary, of the foregoing; (b) such amounts as may be held by the Securities Administrator in the Certificate Account, together with investment earnings on such amounts, and such amounts as may be held in the name of the Securities Administrator in the Principal and Interest Account, if any, inclusive of investment earnings thereon, whether in the form of cash, instruments, securities or other properties (including any Eligible Investments held by the Servicer); (c) any amounts received by the Supplemental Interest Trustee on the Swap Agreement and such amounts as may be held by the Supplemental Interest Trustee in the Swap Account, excluding any investment earnings on such amounts; (d) such amounts as may be held by the Securities Administrator in the Net WAC Cap Carryover Reserve Fund together with investment earnings on such amounts; and (e) proceeds of all the foregoing (including, but not by way of limitation, all proceeds of any mortgage insurance, flood insurance, hazard insurance and title insurance policy relating to the Home Equity Loans, cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, rights to payment of any and every kind, and other forms of obligations and receivables which at any time constitute all or part of or are included in the proceeds of any of the foregoing) to pay the Certificates, in each case, as specified in the Pooling and Servicing Agreement ((a) - (e) above shall be collectively referred to herein as the “Trust Estate”).

The Owner hereof is entitled to principal payments on each Distribution Date, as hereinafter described, which will fully amortize such original Certificate Principal Balance of the Class M-9A Certificates over the period from the date of initial issuance of the Certificates to the Final Scheduled Distribution Date for the Class M-9A Certificates. Therefore, the actual outstanding principal amount of this Certificate may, on any date subsequent to July 25, 2007 (the first Distribution Date), be less than the original Certificate Principal Balance of the Class M-9A Certificates set forth above.

Upon receiving the final distribution hereon, the Owner hereof is required to send this Certificate to the Securities Administrator.  The Pooling and Servicing Agreement provides that, in any event, upon the making of the final distribution due on this Certificate, this Certificate shall be deemed canceled for all purposes under the Pooling and Servicing Agreement.

NEITHER THIS CERTIFICATE NOR THE UNDERLYING HOME EQUITY LOANS ARE INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION OR ANY OTHER GOVERNMENTAL AGENCY.

THE PRINCIPAL OF THIS CERTIFICATE IS PAYABLE IN INSTALLMENTS.  THEREFORE, THE ACTUAL OUTSTANDING PRINCIPAL AMOUNT OF THIS CERTIFICATE MAY ON ANY DATE SUBSEQUENT TO JULY 25, 2007 (THE FIRST DISTRIBUTION DATE) BE LESS THAN ITS ORIGINAL CERTIFICATE PRINCIPAL BALANCE.

NOTWITHSTANDING REFERENCES HEREIN TO PRINCIPAL AND INTEREST, NO DEBT OF ANY PERSON IS REPRESENTED HEREBY.

This Certificate is one of a Class of duly-authorized Certificates designated as Home Equity Loan Trust 2007-FRE1, Home Equity Loan Asset-Backed Certificates, Class M-9A (the “Class M-9A Certificates”) and issued under and subject to the terms, provisions and conditions of that certain Pooling and Servicing Agreement dated as of June 1, 2007 (the “Pooling and Servicing Agreement”) by and among Nationstar Mortgage LLC, in its capacity as a seller (the “Seller”) and as the servicer (the “Servicer”), Wells Fargo Bank, N.A., in its capacity as master servicer (the “Master Servicer” and securities administrator (the “Securities Administrator”), Nationstar Funding LLC, in its capacity as depositor (the “Depositor”), and The Bank of New York, in its capacity as the trustee (the “Trustee”), to which Pooling and Servicing Agreement the Owner of this Certificate by virtue of acceptance hereof assents and by which such Owner is bound.  Also issued under the Pooling and Servicing Agreement are Certificates designated as Home Equity Loan Trust 2007-FRE1 Home Equity Loan Asset-Backed Certificates, Class 2-AV-1 (the “Class 2-AV-1 Certificates”), Class 2-AV-2 (the “Class 2-AV-2 Certificates”), Class 2-AV-3 (the “Class 2-AV-3 Certificates”), Class 2-AV-4 (the “Class 2-AV-4 Certificates”), Class M-1 (the “Class M-1 Certificates”), Class M-2 (the “Class M-2 Certificates”), Class M-3 (the “Class M-3 Certificates”), Class M-4 (the “Class M-4 Certificates”), Class M-5 (the “Class M-5 Certificates”), Class M-6 (the “Class M-6 Certificates”), Class M-7A (the “Class M-7A Certificates”), Class M-7B (the “Class M-7B Certificates”), Class M-8 (the “Class M-8 Certificates”), Class M-9A (the “Class M-9A Certificates”), Class M-9B (the “Class M-9B Certificates”), Class X-IO (the “Class X-IO Certificates”), Class P (the “Class P Certificates”) and Class R (the “Class R Certificates”).  The Class 1-AV-1 Certificates, the Class 2-AV-1 Certificates, the Class 2-AV-2 Certificates, the Class 2-AV-3 Certificates, the Class 2-AV-4 Certificates, the Class M-1 Certificates, the Class M-2 Certificates, the Class M-3 Certificates, the Class M-4 Certificates, the Class M-5 Certificates, the Class M-6 Certificates, the Class M-7A Certificates, the Class M-7B Certificates, the Class M-8 Certificates, the Class M-9A Certificates and the Class M-9B Certificates shall be together referred to as the “Offered Certificates” and the Offered Certificates, the Class X-IO Certificates, the Class P Certificates and the Class R Certificates are together referred to herein as the “Certificates.”  Terms capitalized herein and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

On the 25th day of each month, or, if such day is not a Business Day, then the next succeeding Business Day (each such day being a “Distribution Date”) commencing July 25, 2007, the Owners of the Class M-9A Certificates as of the close of business on the Business Day immediately preceding such Distribution Date or if Definitive Certificates have been issued, as of the close of business on the last Business Day of the calendar month immediately preceding the calendar month in which a Distribution Date occurs (the “Record Date”) will be entitled to receive the Class Principal Distribution Amount relating to such Certificates on such Distribution Date.  Distributions will be made in immediately available funds to Owners of Certificates having an aggregate original Certificate Principal Balance of at least $1,000,000 (by wire transfer or otherwise) to the account of an Owner at a domestic bank or other entity having appropriate facilities therefor, if such Owner has so notified the Securities Administrator, or by check mailed to the address of the person entitled thereto as it appears on the Register.

Each Owner of record of a Class M-9A Certificate will be entitled to receive such Owner’s Percentage Interest in the amounts due on such Distribution Date to the Owners of the Class M-9A Certificates. The Percentage Interest of each Class M-9A Certificate as of any date of determination will be equal to the percentage obtained by dividing the original Certificate Principal Balance of such Class M-9A Certificate on the Startup Day by the aggregate Certificate Principal Balance of the Class M-9A Certificates on the Startup Day.

The Securities Administrator or any duly-appointed Paying Agent will duly and punctually pay distributions with respect to this Certificate in accordance with the terms hereof and the Pooling and Servicing Agreement.  Amounts properly withheld under the Code by any Person from a distribution to any Owner shall be considered as having been paid by the Securities Administrator to such Owner for all purposes of the Pooling and Servicing Agreement.

The Home Equity Loans will be serviced by the Servicer and master serviced by the Master Servicer pursuant to the Pooling and Servicing Agreement.  The Pooling and Servicing Agreement permits the Servicer to enter into Sub-Servicing Agreements with certain institutions eligible for appointment as Sub-Servicers for the servicing and administration of certain Home Equity Loans.  No appointment of any Sub-Servicer shall release the Servicer from any of its obligations under the Pooling and Servicing Agreement.

This Certificate does not represent a deposit or other obligation of, or an interest in, nor are the underlying Home Equity Loans insured or guaranteed by, Nationstar Funding LLC or Nationstar Mortgage LLC or any of their Affiliates.  This Certificate is limited in right of payment to certain collections and recoveries relating to the Home Equity Loans and amounts on deposit in the Certificate Account and the Principal and Interest Account (except as otherwise provided in the Pooling and Servicing Agreement), as more specifically set forth hereinabove and in the Pooling and Servicing Agreement.

No Owner shall have any right to institute any proceeding, judicial or otherwise, with respect to the Pooling and Servicing Agreement, or for the appointment of a receiver or trustee, or for any other remedy under the Pooling and Servicing Agreement except in compliance with the terms thereof.

Notwithstanding any other provisions in the Pooling and Servicing Agreement, the Owner of any Certificate shall have the right which is absolute and unconditional to receive distributions to the extent provided in the Pooling and Servicing Agreement with respect to such Certificate or to institute suit for the enforcement of any such distribution, and such right shall not be impaired without the consent of such Owner.

The Pooling and Servicing Agreement provides that the obligations created thereby will terminate upon the payment to the Owners of all Certificates of all amounts held by the Securities Administrator and required to be paid to such Owners pursuant to the Pooling and Servicing Agreement.

The Pooling and Servicing Agreement additionally provides that (i) the Servicer may, at its option, purchase from the Trust all remaining Home Equity Loans and other property then constituting the Trust Estate, and thereby effect early retirement of the Certificates, on any Distribution Date on or after the Clean-Up Call Date and (ii) in the event the Servicer fails to exercise its option in (i) above prior to the Distribution Date on which the aggregate outstanding Pool Balance of all of the Home Equity Loans is less than or equal to 1% of the aggregate outstanding Pool Balance of all of the Home Equity Loans as of the Cut-off Date, then the Master Servicer may, at its option, terminate the Trust after the Distribution Date that is two Distribution Dates after it has given notice to the Servicer of its intention to exercise such optional termination right and the Servicer has not elected to exercise its option to terminate the Trust.  In addition, under certain circumstances relating to the qualification of any REMIC hereunder as a REMIC under the Code, the Home Equity Loans may be sold, thereby effecting the early retirement of the Certificates.

The Securities Administrator shall give written notice of termination of the Pooling and Servicing Agreement to each Owner in the manner set forth therein.

The Owners of the majority of the Percentage Interests represented by the Certificates have the right to exercise any trust or power set forth in Section 6.11 of the Pooling and Servicing Agreement.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth and referred to on the face hereof, the transfer of this Certificate is registrable in the Register upon surrender of this Certificate for registration of transfer at the office designated as the location of the Register duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Registrar duly executed by, the Owner hereof or his attorney duly authorized in writing, and thereupon one or more new Certificates of the like Class, tenor and a like Percentage Interest will be issued to the designated transferee or transferees.

The Pooling and Servicing Agreement permits, with certain exceptions as therein provided, the amendment thereof and the modifications of rights and obligations of the parties provided therein by the Depositor, the Trustee, the Seller, the Securities Administrator, the Master Servicer and the Servicer at any time and from time to time, without the consent of the Owners; provided that in certain other circumstances provided for in the Pooling and Servicing Agreement such consent of the Owners will be required prior to amendments.  Any such consent by the Owner of this Certificate shall be conclusive and binding upon such Owner and upon all future Owners of the Certificate and of any Certificate issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Certificate.

The Securities Administrator is required to furnish certain information on each Distribution Date to the Owner of this Certificate, as more fully described in the Pooling and Servicing Agreement.

The Class M-9A Certificates are issuable only as registered Certificates in minimum denominations of $25,000 original Certificate Principal Balance and in integral multiples of $1,000 in excess of $25,000.  As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Class M-9A Certificates are exchangeable for new Class M-9A Certificates of authorized denominations evidencing the same aggregate principal amount.

No service charge will be made for any such registration of transfer or exchange, but the Registrar or Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Trustee and Securities Administrator and any agent of the Trustee or Securities Administrator may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Securities Administrator nor any such agent shall be affected by notice to the contrary.

IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed on behalf of the Trust.

WELLS FARGO BANK, N.A.,

as Securities Administrator

By:

_____________________________

Title:

_____________________________

Securities Administrator Authentication

WELLS FARGO BANK, N.A., as Securities Administrator

By:

Title:

EXHIBIT A-16

FORM OF CLASS M-9B CERTIFICATE

SOLELY FOR FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS OWNERSHIP OF A CLASS OF “REGULAR INTERESTS” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT” (“REMIC”) AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTION 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), ASSUMING COMPLIANCE WITH THE REMIC PROVISIONS OF THE CODE.

IF THIS CERTIFICATE IS AN ERISA-RESTRICTED CERTIFICATE, NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE SECURITIES ADMINISTRATOR EITHER (i) A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (“PLAN”), (ii) IF THIS CERTIFICATE HAS BEEN THE SUBJECT OF AN ERISA-QUALIFYING UNDERWRITING (AS DEFINED IN THE AGREEMENT), A REPRESENTATION LETTER THAT THE PURCHASER IS AN INSURANCE COMPANY WHICH IS PURCHASING SUCH CERTIFICATE WITH FUNDS CONTAINED IN AN “INSURANCE COMPANY GENERAL ACCOUNT” (AS SUCH TERM IS DEFINED IN SECTION V(e) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 (“PTCE 95-60”)) AND THE PURCHASE AND HOLDING OF SUCH CERTIFICATE ARE COVERED UNDER SECTIONS I AND III OF PTCE 95-60 OR (iii) AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.08(c) OF THE AGREEMENT REFERRED TO HEREIN.  NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY REPRESENTATIONS REQUIRED HEREIN SHALL BE DEEMED MADE BY THE OWNER OF A BOOK-ENTRY CERTIFICATE; ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF A PLAN WITHOUT THE OPINION OF COUNSEL SATISFACTORY TO THE SECURITIES ADMINISTRATOR AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.

HOME EQUITY LOAN TRUST 2007-FRE1
HOME EQUITY LOAN ASSET-BACKED CERTIFICATE
CLASS M-9B
(Variable Certificate Rate)

(Subject to the Subordinate Net WAC Cap)

Representing Certain Interests Relating to two Pools of Home Equity Loans Sold and Serviced by
NATIONSTAR MORTGAGE LLC

(This Certificate does not represent an interest in, or an obligation of, nor are the underlying Home Equity Loans insured or guaranteed by, Nationstar Funding LLC (the “Depositor”) or Nationstar Mortgage LLC, a Delaware limited liability company (the “Seller” or the “Servicer”).  This Certificate represents a fractional ownership interest in the Group I and Group II Home Equity Loans and certain other property held by the Trust.)

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Issuer (“Home Equity Loan Trust 2007-FRE1”) or its agent for registration of transfer, exchange, or payment and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

No: M-9B-1		43710X AV0 CUSIP
$13,244,000 Original Class M-9B Certificate Principal Balance	July 10, 2007 Date	April 25, 2037 Final Scheduled Distribution Date
CEDE & CO.
Registered Owner

The registered Owner named above is the registered beneficial Owner of such Owner’s fractional interest in (a) the Home Equity Loans listed in Schedule I-A and Schedule I-B to the Pooling and Servicing Agreement (as defined below) which the Seller is causing to be delivered to the Depositor and the Depositor is causing to be delivered to the Trustee, together with the related Home Equity Loan documents and the Depositor’s interest in any Property, and all payments thereon and proceeds of the conversion, voluntary or involuntary, of the foregoing; (b) such amounts as may be held by the Securities Administrator in the Certificate Account, together with investment earnings on such amounts, and such amounts as may be held in the name of the Securities Administrator in the Principal and Interest Account, if any, inclusive of investment earnings thereon, whether in the form of cash, instruments, securities or other properties (including any Eligible Investments held by the Servicer); (c) any amounts received by the Supplemental Interest Trustee on the Swap Agreement and such amounts as may be held by the Supplemental Interest Trustee in the Swap Account, excluding any investment earnings on such amounts; (d) such amounts as may be held by the Securities Administrator in the Net WAC Cap Carryover Reserve Fund together with investment earnings on such amounts; and (e) proceeds of all the foregoing (including, but not by way of limitation, all proceeds of any mortgage insurance, flood insurance, hazard insurance and title insurance policy relating to the Home Equity Loans, cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, rights to payment of any and every kind, and other forms of obligations and receivables which at any time constitute all or part of or are included in the proceeds of any of the foregoing) to pay the Certificates, in each case, as specified in the Pooling and Servicing Agreement ((a) - (e) above shall be collectively referred to herein as the “Trust Estate”).

The Owner hereof is entitled to principal payments on each Distribution Date, as hereinafter described, which will fully amortize such original Certificate Principal Balance of the Class M-9B Certificates over the period from the date of initial issuance of the Certificates to the Final Scheduled Distribution Date for the Class M-9B Certificates. Therefore, the actual outstanding principal amount of this Certificate may, on any date subsequent to July 25, 2007 (the first Distribution Date), be less than the original Certificate Principal Balance of the Class M-9B Certificates set forth above.

Upon receiving the final distribution hereon, the Owner hereof is required to send this Certificate to the Securities Administrator.  The Pooling and Servicing Agreement provides that, in any event, upon the making of the final distribution due on this Certificate, this Certificate shall be deemed canceled for all purposes under the Pooling and Servicing Agreement.

NEITHER THIS CERTIFICATE NOR THE UNDERLYING HOME EQUITY LOANS ARE INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION OR ANY OTHER GOVERNMENTAL AGENCY.

THE PRINCIPAL OF THIS CERTIFICATE IS PAYABLE IN INSTALLMENTS.  THEREFORE, THE ACTUAL OUTSTANDING PRINCIPAL AMOUNT OF THIS CERTIFICATE MAY ON ANY DATE SUBSEQUENT TO JULY 25, 2007 (THE FIRST DISTRIBUTION DATE) BE LESS THAN ITS ORIGINAL CERTIFICATE PRINCIPAL BALANCE.

NOTWITHSTANDING REFERENCES HEREIN TO PRINCIPAL AND INTEREST, NO DEBT OF ANY PERSON IS REPRESENTED HEREBY.

This Certificate is one of a Class of duly-authorized Certificates designated as Home Equity Loan Trust 2007-FRE1, Home Equity Loan Asset-Backed Certificates, Class M-9B (the “Class M-9B Certificates”) and issued under and subject to the terms, provisions and conditions of that certain Pooling and Servicing Agreement dated as of June 1, 2007 (the “Pooling and Servicing Agreement”) by and among Nationstar Mortgage LLC, in its capacity as a seller (the “Seller”) and as the servicer (the “Servicer”), Wells Fargo Bank, N.A., in its capacity as master servicer (the “Master Servicer”) and securities administrator (the “Securities Administrator”), Nationstar Funding LLC, in its capacity as depositor (the “Depositor”), and The Bank of New York, in its capacity as the trustee (the “Trustee”), to which Pooling and Servicing Agreement the Owner of this Certificate by virtue of acceptance hereof assents and by which such Owner is bound.  Also issued under the Pooling and Servicing Agreement are Certificates designated as Home Equity Loan Trust 2007-FRE1 Home Equity Loan Asset-Backed Certificates, Class 2-AV-1 (the “Class 2-AV-1 Certificates”), Class 2-AV-2 (the “Class 2-AV-2 Certificates”), Class 2-AV-3 (the “Class 2-AV-3 Certificates”), Class 2-AV-4 (the “Class 2-AV-4 Certificates”), Class M-1 (the “Class M-1 Certificates”), Class M-2 (the “Class M-2 Certificates”), Class M-3 (the “Class M-3 Certificates”), Class M-4 (the “Class M-4 Certificates”), Class M-5 (the “Class M-5 Certificates”), Class M-6 (the “Class M-6 Certificates”), Class M-7A (the “Class M-7A Certificates”), Class M-7B (the “Class M-7B Certificates”), Class M-8 (the “Class M-8 Certificates”), Class M-9A (the “Class M-9A Certificates”), Class M-9B (the “Class M-9B Certificates”), Class X-IO (the “Class X-IO Certificates”), Class P (the “Class P Certificates”) and Class R (the “Class R Certificates”).  The Class 1-AV-1 Certificates, the Class 2-AV-1 Certificates, the Class 2-AV-2 Certificates, the Class 2-AV-3 Certificates, the Class 2-AV-4 Certificates, the Class M-1 Certificates, the Class M-2 Certificates, the Class M-3 Certificates, the Class M-4 Certificates, the Class M-5 Certificates, the Class M-6 Certificates, the Class M-7A Certificates, the Class M-7B Certificates, the Class M-8 Certificates, the Class M-9A Certificates and the Class M-9B Certificates shall be together referred to as the “Offered Certificates” and the Offered Certificates, the Class X-IO Certificates, the Class P Certificates and the Class R Certificates are together referred to herein as the “Certificates.”  Terms capitalized herein and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

On the 25th day of each month, or, if such day is not a Business Day, then the next succeeding Business Day (each such day being a “Distribution Date”) commencing July 25, 2007, the Owners of the Class M-9B Certificates as of the close of business on the Business Day immediately preceding such Distribution Date or if Definitive Certificates have been issued, as of the close of business on the last Business Day of the calendar month immediately preceding the calendar month in which a Distribution Date occurs (the “Record Date”) will be entitled to receive the Class Principal Distribution Amount relating to such Certificates on such Distribution Date.  Distributions will be made in immediately available funds to Owners of Certificates having an aggregate original Certificate Principal Balance of at least $1,000,000 (by wire transfer or otherwise) to the account of an Owner at a domestic bank or other entity having appropriate facilities therefor, if such Owner has so notified the Securities Administrator, or by check mailed to the address of the person entitled thereto as it appears on the Register.

Each Owner of record of a Class M-9B Certificate will be entitled to receive such Owner’s Percentage Interest in the amounts due on such Distribution Date to the Owners of the Class M-9B Certificates. The Percentage Interest of each Class M-9B Certificate as of any date of determination will be equal to the percentage obtained by dividing the original Certificate Principal Balance of such Class M-9B Certificate on the Startup Day by the aggregate Certificate Principal Balance of the Class M-9B Certificates on the Startup Day.

The Securities Administrator or any duly-appointed Paying Agent will duly and punctually pay distributions with respect to this Certificate in accordance with the terms hereof and the Pooling and Servicing Agreement.  Amounts properly withheld under the Code by any Person from a distribution to any Owner shall be considered as having been paid by the Securities Administrator to such Owner for all purposes of the Pooling and Servicing Agreement.

The Home Equity Loans will be serviced by the Servicer and master serviced by the Master Servicer pursuant to the Pooling and Servicing Agreement.  The Pooling and Servicing Agreement permits the Servicer to enter into Sub-Servicing Agreements with certain institutions eligible for appointment as Sub-Servicers for the servicing and administration of certain Home Equity Loans.  No appointment of any Sub-Servicer shall release the Servicer from any of its obligations under the Pooling and Servicing Agreement.

This Certificate does not represent a deposit or other obligation of, or an interest in, nor are the underlying Home Equity Loans insured or guaranteed by, Nationstar Funding LLC or Nationstar Mortgage LLC or any of their Affiliates.  This Certificate is limited in right of payment to certain collections and recoveries relating to the Home Equity Loans and amounts on deposit in the Certificate Account and the Principal and Interest Account (except as otherwise provided in the Pooling and Servicing Agreement), as more specifically set forth hereinabove and in the Pooling and Servicing Agreement.

No Owner shall have any right to institute any proceeding, judicial or otherwise, with respect to the Pooling and Servicing Agreement, or for the appointment of a receiver or trustee, or for any other remedy under the Pooling and Servicing Agreement except in compliance with the terms thereof.

Notwithstanding any other provisions in the Pooling and Servicing Agreement, the Owner of any Certificate shall have the right which is absolute and unconditional to receive distributions to the extent provided in the Pooling and Servicing Agreement with respect to such Certificate or to institute suit for the enforcement of any such distribution, and such right shall not be impaired without the consent of such Owner.

The Pooling and Servicing Agreement provides that the obligations created thereby will terminate upon the payment to the Owners of all Certificates of all amounts held by the Securities Administrator and required to be paid to such Owners pursuant to the Pooling and Servicing Agreement.

The Pooling and Servicing Agreement additionally provides that (i) the Servicer may, at its option, purchase from the Trust all remaining Home Equity Loans and other property then constituting the Trust Estate, and thereby effect early retirement of the Certificates, on any Distribution Date on or after the Clean-Up Call Date and (ii) in the event the Servicer fails to exercise its option in (i) above prior to the Distribution Date on which the aggregate outstanding Pool Balance of all of the Home Equity Loans is less than or equal to 1% of the aggregate outstanding Pool Balance of all of the Home Equity Loans as of the Cut-off Date, then the Master Servicer may, at its option, terminate the Trust after the Distribution Date that is two Distribution Dates after it has given notice to the Servicer of its intention to exercise such optional termination right and the Servicer has not elected to exercise its option to terminate the Trust.  In addition, under certain circumstances relating to the qualification of any REMIC hereunder as a REMIC under the Code, the Home Equity Loans may be sold, thereby effecting the early retirement of the Certificates.

The Securities Administrator shall give written notice of termination of the Pooling and Servicing Agreement to each Owner in the manner set forth therein.

The Owners of the majority of the Percentage Interests represented by the Certificates have the right to exercise any trust or power set forth in Section 6.11 of the Pooling and Servicing Agreement.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth and referred to on the face hereof, the transfer of this Certificate is registrable in the Register upon surrender of this Certificate for registration of transfer at the office designated as the location of the Register duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Registrar duly executed by, the Owner hereof or his attorney duly authorized in writing, and thereupon one or more new Certificates of the like Class, tenor and a like Percentage Interest will be issued to the designated transferee or transferees.

The Pooling and Servicing Agreement permits, with certain exceptions as therein provided, the amendment thereof and the modifications of rights and obligations of the parties provided therein by the Depositor, the Trustee, the Seller, the Securities Administrator, the Master Servicer and the Servicer at any time and from time to time, without the consent of the Owners; provided that in certain other circumstances provided for in the Pooling and Servicing Agreement such consent of the Owners will be required prior to amendments.  Any such consent by the Owner of this Certificate shall be conclusive and binding upon such Owner and upon all future Owners of the Certificate and of any Certificate issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Certificate.

The Securities Administrator is required to furnish certain information on each Distribution Date to the Owner of this Certificate, as more fully described in the Pooling and Servicing Agreement.

The Class M-9B Certificates are issuable only as registered Certificates in minimum denominations of $25,000 original Certificate Principal Balance and in integral multiples of $1,000 in excess of $25,000.  As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Class M-9B Certificates are exchangeable for new Class M-9B Certificates of authorized denominations evidencing the same aggregate principal amount.

No service charge will be made for any such registration of transfer or exchange, but the Registrar or Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Trustee and Securities Administrator and any agent of the Trustee or Securities Administrator may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Securities Administrator nor any such agent shall be affected by notice to the contrary.

IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed on behalf of the Trust.

WELLS FARGO BANK, N.A.,

as Securities Administrator

By:

_____________________________

Title:

_____________________________

Securities Administrator Authentication

WELLS FARGO BANK, N.A., as Securities Administrator

By:

Title:

EXHIBIT B-1

FORM OF CLASS X-IO CERTIFICATE

SOLELY FOR FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS OWNERSHIP OF A CLASS OF “REGULAR INTERESTS” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT” (“REMIC”) AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTION 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), ASSUMING COMPLIANCE WITH THE REMIC PROVISIONS OF THE CODE.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”).  ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE ACT MAY BE MADE ONLY IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.08 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN (INCLUDING, BUT NOT LIMITED TO, THOSE RELATING TO EMPLOYEE BENEFIT PLANS AND OTHER RETIREMENT ARRANGEMENTS).

TRANSFER OF THIS CLASS X-IO CERTIFICATE IS RESTRICTED AS SET FORTH IN THE POOLING AND SERVICING AGREEMENT.

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE SECURITIES ADMINISTRATOR EITHER (i) A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (“PLAN”) (ii) IF THIS CERTIFICATE HAS BEEN THE SUBJECT OF AN ERISA-QUALIFYING UNDERWRITING (AS DEFINED IN THE AGREEMENT), A REPRESENTATION LETTER THAT THE PURCHASER IS AN INSURANCE COMPANY WHICH IS PURCHASING SUCH CERTIFICATE WITH FUNDS CONTAINED IN AN “INSURANCE COMPANY GENERAL ACCOUNT” (AS SUCH TERM IS DEFINED IN SECTION V(e) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 (“PTCE 95-60”)) AND THE PURCHASE AND HOLDING OF SUCH CERTIFICATE ARE COVERED UNDER SECTIONS I AND III OF PTCE 95-60 OR (iii) AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.08(c) OF THE AGREEMENT REFERRED TO HEREIN.

NEITHER THIS CERTIFICATE NOR THE UNDERLYING HOME EQUITY LOANS ARE INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION OR ANY OTHER GOVERNMENTAL AGENCY.

HOME EQUITY LOAN TRUST 2007-FRE1
HOME EQUITY LOAN ASSET-BACKED CERTIFICATE
CLASS X-IO
(Regular Interest)
Representing Certain Interests Relating to two Pools of
Home Equity Loans Sold and Serviced by
NATIONSTAR MORTGAGE LLC

(This Certificate does not represent an interest in, or an obligation of, nor are the underlying Home Equity Loans insured or guaranteed by, Nationstar Funding LLC (the “Depositor”) or Nationstar Mortgage LLC, a Delaware limited liability company (the “Seller” or the “Servicer”).  This Certificate represents a fractional ownership interest in the Group I and Group II Home Equity Loans and certain other property held by the Trust.)

No: X-IO-[1][2]
Date: July 10, 2007
Percentage Interest [ ]%
Nationstar Residual LLC
Registered Owner

The registered Owner named above is the registered beneficial Owner of such Owner’s fractional interest in (a) the Home Equity Loans listed in Schedule I-A and Schedule I-B to the Pooling and Servicing Agreement (as defined below) which the Seller is causing to be delivered to the Depositor and the Depositor is causing to be delivered to the Trustee, together with the related Home Equity Loan documents and the Depositor’s interest in any Property, and all payments thereon and proceeds of the conversion, voluntary or involuntary, of the foregoing; (b) such amounts as may be held by the Securities Administrator in the Certificate Account, together with investment earnings on such amounts, and such amounts as may be held in the name of the Securities Administrator in the Principal and Interest Account, if any, inclusive of investment earnings thereon, whether in the form of cash, instruments, securities or other properties (including any Eligible Investments held by the Servicer); (c) any amounts received by the Supplemental Interest Trustee on the Swap Agreement and such amounts as may be held by the Supplemental Interest Trustee in the Swap Account, excluding any investment earnings on such amounts; (d) such amounts as may be held by the Securities Administrator in the Net WAC Cap Carryover Reserve Fund together with investment earnings on such amounts; and (e) proceeds of all the foregoing (including, but not by way of limitation, all proceeds of any mortgage insurance, flood insurance, hazard insurance and title insurance policy relating to the Home Equity Loans, cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, rights to payment of any and every kind, and other forms of obligations and receivables which at any time constitute all or part of or are included in the proceeds of any of the foregoing) to pay the Certificates, in each case, as specified in the Pooling and Servicing Agreement ((a) - (e) above shall be collectively referred to herein as the “Trust Estate”).

NOTWITHSTANDING REFERENCES HEREIN TO PRINCIPAL AND INTEREST, NO DEBT OF ANY PERSON IS REPRESENTED HEREBY.

This Certificate is one of a Class of duly-authorized Certificates designated as Home Equity Loan Trust 2007-FRE1, Home Equity Loan Asset-Backed Certificates, Class X-IO (the “Class X-IO Certificates”) and issued under and subject to the terms, provisions and conditions of that certain Pooling and Servicing Agreement dated as of June 1, 2007 (the “Pooling and Servicing Agreement”) by and among Nationstar Mortgage LLC, in its capacity as a seller (the “Seller”) and as the servicer (the “Servicer”), Wells Fargo Bank, N.A., in its capacity as master servicer (the “Master Servicer”) and securities administrator (the “Securities Administrator”), Nationstar Funding LLC, in its capacity as depositor (the “Depositor”), and The Bank of New York, in its capacity as the trustee (the “Trustee”), to which Pooling and Servicing Agreement the Owner of this Certificate by virtue of acceptance hereof assents and by which such Owner is bound.  Also issued under the Pooling and Servicing Agreement are Certificates designated as Home Equity Loan Trust 2007-FRE1 Home Equity Loan Asset-Backed Certificates, Class 2-AV-1 (the “Class 2-AV-1 Certificates”), Class 2-AV-2 (the “Class 2-AV-2 Certificates”), Class 2-AV-3 (the “Class 2-AV-3 Certificates”), Class 2-AV-4 (the “Class 2-AV-4 Certificates”), Class M-1 (the “Class M-1 Certificates”), Class M-2 (the “Class M-2 Certificates”), Class M-3 (the “Class M-3 Certificates”), Class M-4 (the “Class M-4 Certificates”), Class M-5 (the “Class M-5 Certificates”), Class M-6 (the “Class M-6 Certificates”), Class M-7A (the “Class M-7A Certificates”), Class M-7B (the “Class M-7B Certificates”), Class M-8 (the “Class M-8 Certificates”), Class M-9A (the “Class M-9A Certificates”), Class M-9B (the “Class M-9B Certificates”), Class X-IO (the “Class X-IO Certificates”), Class P (the “Class P Certificates”) and Class R (the “Class R Certificates”).  The Class 1-AV-1 Certificates, the Class 2-AV-1 Certificates, the Class 2-AV-2 Certificates, the Class 2-AV-3 Certificates, the Class 2-AV-4 Certificates, the Class M-1 Certificates, the Class M-2 Certificates, the Class M-3 Certificates, the Class M-4 Certificates, the Class M-5 Certificates, the Class M-6 Certificates, the Class M-7A Certificates, the Class M-7B Certificates, the Class M-8 Certificates, the Class M-9A Certificates and the Class M-9B Certificates shall be together referred to as the “Offered Certificates” and the Offered Certificates, the Class X-IO Certificates, the Class P Certificates and the Class R Certificates are together referred to herein as the “Certificates.”  Terms capitalized herein and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

On the 25th day of each month, or, if such day is not a Business Day, then the next succeeding Business Day (each such day being a “Distribution Date”) commencing July 25, 2007, the Owners of the Class X-IO Certificates as of the close of business on the Business Day immediately preceding such Distribution Date (the “Record Date”) will be entitled to receive the amount distributable pursuant to subclause C.20. of Section 7.03(b) of the Pooling and Servicing Agreement relating to such Certificates on such Distribution Date.  Distributions will be made in immediately available funds to Owners of Class X-IO Certificates having an aggregate Percentage Interest of at least 10% (by wire transfer or otherwise) to the account of an Owner at a domestic bank or other entity having appropriate facilities therefor, if such Owner has so notified the Securities Administrator, or by check mailed to the address of the person entitled thereto as it appears on the Register.

The Securities Administrator or any duly-appointed Paying Agent will duly and punctually pay distributions with respect to this Certificate in accordance with the terms hereof and the Pooling and Servicing Agreement.  Amounts properly withheld under the Code by any Person from a distribution to any Owner shall be considered as having been paid by the Securities Administrator to such Owner for all purposes of the Pooling and Servicing Agreement.

The Home Equity Loans will be serviced by the Servicer and master serviced by the Master Servicer pursuant to the Pooling and Servicing Agreement.  The Pooling and Servicing Agreement permits the Servicer to enter into Sub-Servicing Agreements with certain institutions eligible for appointment as Sub-Servicers for the servicing and administration of certain Home Equity Loans.  No appointment of any Sub-Servicer shall release the Servicer from any of its obligations under the Pooling and Servicing Agreement.

This Certificate does not represent a deposit or other obligation of, or an interest in, nor are the underlying Home Equity Loans insured or guaranteed by, Nationstar Funding LLC, Nationstar Mortgage LLC, the Master Servicer or any of their Affiliates.  This Certificate is limited in right of payment to certain collections and recoveries relating to the Home Equity Loans, all as more specifically set forth hereinabove and in the Pooling and Servicing Agreement.

No Owner shall have any right to institute any proceeding, judicial or otherwise, with respect to the Pooling and Servicing Agreement, or for the appointment of a receiver or trustee, or for any other remedy under the Pooling and Servicing Agreement except in compliance with the terms thereof.

Notwithstanding any other provisions in the Pooling and Servicing Agreement, the Owner of any Certificate shall have the right which is absolute and unconditional to receive distributions to the extent provided in the Pooling and Servicing Agreement with respect to such Certificate or to institute suit for the enforcement of any such distribution, and such right shall not be impaired without the consent of such Owner.

The Pooling and Servicing Agreement provides that the obligations created thereby will terminate upon the payment to the Owners of all Certificates of all amounts held by the Securities Administrator and required to be paid to such Owners pursuant to the Pooling and Servicing Agreement.

The Pooling and Servicing Agreement additionally provides that (i) the Servicer may, at its option, purchase from the Trust all remaining Home Equity Loans and other property then constituting the Trust Estate, and thereby effect early retirement of the Certificates, on any Distribution Date on or after the Clean-Up Call Date and (ii) in the event the Servicer fails to exercise its option in (i) above prior to the Distribution Date on which the aggregate outstanding Pool Balance of all of the Home Equity Loans is less than or equal to 1% of the aggregate outstanding Pool Balance of all of the Home Equity Loans as of the Cut-off Date, then the Master Servicer may, at its option, terminate the Trust after the Distribution Date that is two Distribution Dates after it has given notice to the Servicer of its intention to exercise such optional termination right and the Servicer has not elected to exercise its option to terminate the Trust.  In addition, under certain circumstances relating to the qualification of any REMIC hereunder as a REMIC under the Code, the Home Equity Loans may be sold, thereby effecting the early retirement of the Certificates.

The Securities Administrator shall give written notice of termination of the Pooling and Servicing Agreement to each Owner in the manner set forth therein.

The Owners of the majority of the Percentage Interests represented by the Certificates have the right to exercise any trust or power set forth in Section 6.11 of the Pooling and Servicing Agreement.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth and referred to on the face hereof, the transfer of this Certificate is registrable in the Register upon surrender of this Certificate for registration of transfer at the office designated as the location of the Register duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Registrar duly executed by, the Owner hereof or his attorney duly authorized in writing, and thereupon one or more new Certificates of the like Class, tenor and a like aggregate fractional undivided interest in the Trust Estate will be issued to the designated transferee or transferees.

The Pooling and Servicing Agreement permits, with certain exceptions as therein provided, the amendment thereof and the modifications of rights and obligations of the parties provided therein by the Depositor, the Trustee, the Seller, the Securities Administrator, the Master Servicer and the Servicer at any time and from time to time, without the consent of the Owners; provided, that in certain other circumstances provided for in the Pooling and Servicing Agreement such consent of the Owners will be required prior to amendment.  Any such consent by the Owner of this Certificate shall be conclusive and binding upon such Owner and upon all future Owners of the Certificate and of any Certificate issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Certificate.

The Securities Administrator is required to furnish certain information on each Distribution Date to the Owner of this Certificate, as more fully described in the Pooling and Servicing Agreement.

The Class X-IO Certificates are issuable only as registered Certificates.  As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Class X-IO Certificates are exchangeable for new Class X-IO Certificates evidencing the same Percentage Interest as the Class X-IO Certificates exchanged.

No service charge will be made for any such registration of transfer or exchange, but the Registrar or Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Trustee and the Securities Administrator and any agent of the Trustee or the Securities Administrator may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Securities Administrator nor any such agent shall be affected by notice to the contrary.

IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed on behalf of the Trust.

WELLS FARGO BANK, N.A.,

as Securities Administrator

By:

_____________________________

Title:

_____________________________

Securities Administrator Authentication

WELLS FARGO BANK, N.A., as Securities Administrator

By:

Title:

EXHIBIT B-2

FORM OF CLASS

P CERTIFICATE

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”).  ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE ACT MAY BE MADE ONLY IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.08 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN (INCLUDING, BUT NOT LIMITED TO, THOSE RELATING TO EMPLOYEE BENEFIT PLANS AND OTHER RETIREMENT ARRANGEMENTS).

NEITHER THIS CERTIFICATE NOR THE UNDERLYING HOME EQUITY LOANS ARE INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION OR ANY OTHER GOVERNMENTAL AGENCY.

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE SECURITIES ADMINISTRATOR EITHER (i) A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (“PLAN”) (ii) IF THIS CERTIFICATE HAS BEEN THE SUBJECT OF AN ERISA-QUALIFYING UNDERWRITING (AS DEFINED IN THE AGREEMENT), A REPRESENTATION LETTER THAT THE PURCHASER IS AN INSURANCE COMPANY WHICH IS PURCHASING SUCH CERTIFICATE WITH FUNDS CONTAINED IN AN “INSURANCE COMPANY GENERAL ACCOUNT” (AS SUCH TERM IS DEFINED IN SECTION V(e) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 (“PTCE 95-60”)) AND THE PURCHASE AND HOLDING OF SUCH CERTIFICATE ARE COVERED UNDER SECTIONS I AND III OF PTCE 95-60 OR (iii) AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.08(c) OF THE AGREEMENT REFERRED TO HEREIN.

HOME EQUITY LOAN TRUST 2007-FRE1 HOME EQUITY LOAN ASSET-BACKED CERTIFICATE CLASS P
Representing Certain Interests Relating to two Pools of Home Equity Loans Sold and Serviced by
NATIONSTAR MORTGAGE LLC

(This Certificate does not represent an interest in, or an obligation of, nor are the underlying Home Equity Loans insured or guaranteed by, Nationstar Funding LLC or Nationstar Mortgage LLC, a Delaware limited liability company (the "Seller" or the "Servicer").  This Certificate represents a fractional ownership interest in the Trust Estate as defined below.)

No: P-[1][2]
Date: July 10, 2007
Percentage Interest [ ]%
Nationstar Residual LLC
Registered Owner

The registered Owner named above is the registered beneficial Owner of such Owner’s fractional interest in (a) the Home Equity Loans listed in Schedule I-A and Schedule I-B to the Pooling and Servicing Agreement (as defined below) which the Seller is causing to be delivered to the Depositor and the Depositor is causing to be delivered to the Trustee, together with the related Home Equity Loan documents and the Depositor’s interest in any Property, and all payments thereon and proceeds of the conversion, voluntary or involuntary, of the foregoing; (b) such amounts as may be held by the Securities Administrator in the Certificate Account, together with investment earnings on such amounts, and such amounts as may be held in the name of the Securities Administrator in the Principal and Interest Account, if any, inclusive of investment earnings thereon, whether in the form of cash, instruments, securities or other properties (including any Eligible Investments held by the Servicer); (c) any amounts received by the Supplemental Interest Trustee on the Swap Agreement and such amounts as may be held by the Supplemental Interest Trustee in the Swap Account, excluding any investment earnings on such amounts; (d) such amounts as may be held by the Securities Administrator in the Net WAC Cap Carryover Reserve Fund together with investment earnings on such amounts; and (e) proceeds of all the foregoing (including, but not by way of limitation, all proceeds of any mortgage insurance, flood insurance, hazard insurance and title insurance policy relating to the Home Equity Loans, cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, rights to payment of any and every kind, and other forms of obligations and receivables which at any time constitute all or part of or are included in the proceeds of any of the foregoing) to pay the Certificates, in each case, as specified in the Pooling and Servicing Agreement ((a) - (e) above shall be collectively referred to herein as the “Trust Estate”).

THIS CERTIFICATE IS AN ASSET-BACKED CERTIFICATE ONLY AND, NOTWITHSTANDING REFERENCES HEREIN TO PRINCIPAL AND INTEREST, NO DEBT OF ANY PERSON IS REPRESENTED HEREBY.

This Certificate is one of a Class of duly-authorized Certificates designated as Home Equity Loan Trust 2007-FRE1, Home Equity Loan Asset-Backed Certificates, Class P (the “Class P Certificates”) and issued under and subject to the terms, provisions and conditions of that certain Pooling and Servicing Agreement dated as of June 1, 2007 (the “Pooling and Servicing Agreement”) by and among Nationstar Mortgage LLC, in its capacity as a seller (the “Seller”) and as the servicer (the “Servicer”), Wells Fargo Bank, N.A., in its capacity as master servicer (the “Master Servicer”) and securities administrator (the “Securities Administrator”), Nationstar Funding LLC, in its capacity as depositor (the “Depositor”), and The Bank of New York, in its capacity as the trustee (the “Trustee”), to which Pooling and Servicing Agreement the Owner of this Certificate by virtue of acceptance hereof assents and by which such Owner is bound.  Also issued under the Pooling and Servicing Agreement are Certificates designated as Home Equity Loan Trust 2007-FRE1 Home Equity Loan Asset-Backed Certificates, Class 2-AV-1 (the “Class 2-AV-1 Certificates”), Class 2-AV-2 (the “Class 2-AV-2 Certificates”), Class 2-AV-3 (the “Class 2-AV-3 Certificates”), Class 2-AV-4 (the “Class 2-AV-4 Certificates”), Class M-1 (the “Class M-1 Certificates”), Class M-2 (the “Class M-2 Certificates”), Class M-3 (the “Class M-3 Certificates”), Class M-4 (the “Class M-4 Certificates”), Class M-5 (the “Class M-5 Certificates”), Class M-6 (the “Class M-6 Certificates”), Class M-7A (the “Class M-7A Certificates”), Class M-7B (the “Class M-7B Certificates”), Class M-8 (the “Class M-8 Certificates”), Class M-9A (the “Class M-9A Certificates”), Class M-9B (the “Class M-9B Certificates”), Class X-IO (the “Class X-IO Certificates”), Class P (the “Class P Certificates”) and Class R (the “Class R Certificates”).  The Class 1-AV-1 Certificates, the Class 2-AV-1 Certificates, the Class 2-AV-2 Certificates, the Class 2-AV-3 Certificates, the Class 2-AV-4 Certificates, the Class M-1 Certificates, the Class M-2 Certificates, the Class M-3 Certificates, the Class M-4 Certificates, the Class M-5 Certificates, the Class M-6 Certificates, the Class M-7A Certificates, the Class M-7B Certificates, the Class M-8 Certificates, the Class M-9A Certificates and the Class M-9B Certificates shall be together referred to as the “Offered Certificates” and the Offered Certificates, the Class X-IO Certificates, the Class P Certificates and the Class R Certificates are together referred to herein as the “Certificates.”  Terms capitalized herein and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

On the 25th day of each month or, if such day is not a Business Day, then the next succeeding Business Day (each such day being a “Distribution Date”) commencing July 25, 2007, each owner of a Class P Certificate as of the close of business on the last day of the calendar month immediately preceding the calendar month in which a Distribution Date occurs (the “Record Date”) will be entitled to receive the amounts distributable pursuant to Section 7.03(d) of the Pooling and Servicing Agreement, relating to such Certificates on such Distribution Date.  Distributions will be made in immediately available funds to Owners of Class P Certificates having an aggregate Percentage Interest of at least 10% (by wire transfer or otherwise) to the account of an Owner at a domestic bank or other entity having appropriate facilities therefor, if such Owner has so notified the Securities Administrator, or by check mailed to the address of the person entitled thereto as it appears on the Register.

The Securities Administrator or any duly-appointed Paying Agent will duly and punctually pay distributions with respect to this Certificate in accordance with the terms hereof and the Pooling and Servicing Agreement.  Amounts properly withheld under the Code by any Person from a distribution to any Owner shall be considered as having been paid by the Trustee to such Owner for all purposes of the Pooling and Servicing Agreement.

The Home Equity Loans will be serviced by the Servicer and master serviced by the Master Servicer pursuant to the Pooling and Servicing Agreement.  The Pooling and Servicing Agreement permits the Servicer to enter into Sub-Servicing Agreements with certain institutions eligible for appointment as Sub-Servicers for the servicing and administration of certain Home Equity Loans.  No appointment of any Sub-Servicer shall release the Servicer from any of its obligations under the Pooling and Servicing Agreement.

This Certificate does not represent a deposit or other obligation of, or an interest in, nor are the underlying Home Equity Loans insured or guaranteed by, Nationstar Funding LLC or Nationstar Mortgage LLC or any of their Affiliates.  This Certificate is limited in right of payment to certain collections and recoveries relating to the Home Equity Loans, all as more specifically set forth hereinabove and in the Pooling and Servicing Agreement.

No Owner shall have any right to institute any proceeding, judicial or otherwise, with respect to the Pooling and Servicing Agreement, or for the appointment of a receiver or trustee, or for any other remedy under the Pooling and Servicing Agreement except in compliance with the terms thereof.

Notwithstanding any other provisions in the Pooling and Servicing Agreement, the Owner of any Certificate shall have the right which is absolute and unconditional to receive distributions to the extent provided in the Pooling and Servicing Agreement with respect to such Certificate or to institute suit for the enforcement of any such distribution, and such right shall not be impaired without the consent of such Owner.

The Pooling and Servicing Agreement provides that the obligations created thereby will terminate upon the payment to the Owners of all Certificates of all amounts held by the Securities Administrator and required to be paid to such Owners pursuant to the Pooling and Servicing Agreement.

The Pooling and Servicing Agreement additionally provides that (i) the Servicer may, at its option, purchase from the Trust all remaining Home Equity Loans and other property then constituting the Trust Estate, and thereby effect early retirement of the Certificates, on any Distribution Date on or after the Clean-Up Call Date and (ii) in the event the Servicer fails to exercise its option in (i) above prior to the Distribution Date on which the aggregate outstanding Pool Balance of all of the Home Equity Loans is less than or equal to 1% of the aggregate outstanding Pool Balance of all of the Home Equity Loans as of the Cut-off Date, then the Master Servicer may, at its option, terminate the Trust after the Distribution Date that is two Distribution Dates after it has given notice to the Servicer of its intention to exercise such optional termination right and the Servicer has not elected to exercise its option to terminate the Trust.  In addition, under certain circumstances relating to the qualification of any REMIC hereunder as a REMIC under the Code, the Home Equity Loans may be sold, thereby effecting the early retirement of the Certificates.

The Securities Administrator shall give written notice of termination of the Pooling and Servicing Agreement to each Owner in the manner set forth therein.

The Owners of the majority of the Percentage Interests represented by the Certificates have the right to exercise any trust or power set forth in Section 6.11 of the Pooling and Servicing Agreement.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth and referred to on the face hereof, the transfer of this Certificate is registrable in the Register upon surrender of this Certificate for registration of transfer at the office designated as the location of the Register duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Registrar duly executed by, the Owner hereof or his attorney duly authorized in writing, and thereupon one or more new Certificates of the like Class, tenor and a like aggregate fractional undivided interest in the Trust Estate will be issued to the designated transferee or transferees.

The Pooling and Servicing Agreement permits, with certain exceptions as therein provided, the amendment thereof and the modifications of rights and obligations of the parties provided therein by the Depositor, the Trustee, the Seller, the Securities Administrator, the Master Servicer and the Servicer at any time and from time to time, without the consent of the Owners; provided, that in certain other circumstances provided for in the Pooling and Servicing Agreement such consent of the Owners will be required prior to amendment.  Any such consent by the Owner of this Certificate shall be conclusive and binding upon such Owner and upon all future Owners of the Certificate and of any Certificate issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Certificate.

The Securities Administrator is required to furnish certain information on each Distribution Date to the Owner of this Certificate, as more fully described in the Pooling and Servicing Agreement.

The Class P Certificates are issuable only as registered Certificates.  As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Class P Certificates are exchangeable for new Class P Certificates evidencing the same Percentage Interest as the Class P Certificates exchanged.

No service charge will be made for any such registration of transfer or exchange, but the Registrar or Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Trustee and Securities Administrator and any agent of the Trustee or Securities Administrator may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Securities Administrator nor any such agent shall be affected by notice to the contrary.

IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed on behalf of the Trust.

WELLS FARGO BANK, N.A.,

as Securities Administrator

By:

_____________________________

Title:

_____________________________

Securities Administrator Authentication

WELLS FARGO BANK, N.A., as Securities Administrator

By:

Title:

EXHIBIT C

FORM OF CLASS R CERTIFICATE

SOLELY FOR FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS OWNERSHIP OF EACH OF THE SOLE CLASSES OF “RESIDUAL INTERESTS” IN EACH “REAL ESTATE MORTGAGE INVESTMENT CONDUIT” (“REMIC”) AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTION 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), ASSUMING COMPLIANCE WITH THE REMIC PROVISIONS OF THE CODE.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”).  ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE ACT MAY BE MADE ONLY IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.08 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN (INCLUDING, BUT NOT LIMITED TO, THOSE RELATING TO EMPLOYEE BENEFIT PLANS AND OTHER RETIREMENT ARRANGEMENTS).

TRANSFER OF THIS CLASS R CERTIFICATE IS RESTRICTED AS SET FORTH IN THE POOLING AND SERVICING AGREEMENT.  NO TRANSFER OF THIS CLASS R CERTIFICATE MAY BE MADE TO A “DISQUALIFIED ORGANIZATION” AS DEFINED IN SECTION 860E(e)(5) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).  SUCH TERM INCLUDES THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING (OTHER THAN CERTAIN TAXABLE INSTRUMENTALITIES), ANY COOPERATIVE ORGANIZATION FURNISHING ELECTRIC ENERGY OR PROVIDING TELEPHONE SERVICE TO PERSONS IN RURAL AREAS, OR ANY ORGANIZATION (OTHER THAN A FARMER’S COOPERATIVE) THAT IS EXEMPT FROM FEDERAL INCOME TAX UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX ON UNRELATED BUSINESS INCOME.  NO TRANSFER OF THIS CLASS R CERTIFICATE WILL BE REGISTERED BY THE CERTIFICATE REGISTRAR UNLESS THE PROPOSED TRANSFEREE HAS DELIVERED AN AFFIDAVIT AFFIRMING, AMONG OTHER THINGS, THAT THE PROPOSED TRANSFEREE IS NOT A DISQUALIFIED ORGANIZATION AND IS NOT ACQUIRING THE CLASS R CERTIFICATE FOR THE ACCOUNT OF A DISQUALIFIED ORGANIZATION.  A COPY OF THE FORM OF AFFIDAVIT REQUIRED OF EACH PROPOSED TRANSFEREE IS ON FILE AND AVAILABLE FROM THE SECURITIES ADMINISTRATOR.

A TRANSFER IN VIOLATION OF THE APPLICABLE RESTRICTIONS MAY GIVE RISE TO A SUBSTANTIAL TAX UPON THE TRANSFEROR OR, IN CERTAIN CASES, UPON AN AGENT ACTING FOR THE TRANSFEREE.  A PASS-THROUGH ENTITY THAT HOLDS THIS CLASS R CERTIFICATE AND THAT HAS A DISQUALIFIED ORGANIZATION AS A RECORD OWNER IN ANY TAXABLE YEAR GENERALLY WILL BE SUBJECT TO A TAX FOR EACH SUCH YEAR EQUAL TO THE PRODUCT OF (A) THE AMOUNT OF EXCESS INCLUSIONS WITH RESPECT TO THE PORTION OF THIS CERTIFICATE OWNED THROUGH SUCH PASS-THROUGH ENTITY BY SUCH DISQUALIFIED ORGANIZATION, AND (B) THE HIGHEST MARGINAL FEDERAL TAX RATE ON CORPORATIONS.  FOR PURPOSES OF THE PRECEDING SENTENCE, THE TERM “PASS-THROUGH” ENTITY INCLUDES REGULATED INVESTMENT COMPANIES, REAL ESTATE INVESTMENT TRUSTS, COMMON TRUST FUNDS, PARTNERSHIPS, TRUSTS, ESTATES, COOPERATIVES TO WHICH PART I OF SUBCHAPTER 1T OF THE CODE APPLIES AND, EXCEPT AS PROVIDED IN REGULATIONS, NOMINEES.

NEITHER THIS CERTIFICATE NOR THE UNDERLYING HOME EQUITY LOANS ARE INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION OR ANY OTHER GOVERNMENTAL AGENCY.

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE SECURITIES ADMINISTRATOR EITHER (I) A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (“PLAN”) OR (II) AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.08(C) OF THE AGREEMENT REFERRED TO HEREIN.

THIS CLASS R CERTIFICATE REPRESENTS A RESIDUAL INTEREST IN EACH OF SUBSIDIARY REMIC AND THE MASTER REMIC FOR FEDERAL INCOME TAX PURPOSES.

HOME EQUITY LOAN TRUST 2007-FRE1 HOME EQUITY LOAN ASSET-BACKED CERTIFICATE CLASS R (Residual Interest)
Representing Certain Interests Relating to two Pools of Home Equity Loans Sold and Serviced by
NATIONSTAR MORTGAGE LLC

(This Certificate does not represent an interest in, or an obligation of, nor are the underlying Home Equity Loans insured or guaranteed by, Nationstar Funding LLC (the "Depositor") or Nationstar Mortgage LLC, a Delaware limited liability company (the "Seller" or the "Servicer").  This Certificate represents a fractional ownership interest in the Trust Estate as defined below.)

No: R-1
Date: July 10, 2007
Percentage Interest [ ]%
Nationstar Residual LLC
Registered Owner

The registered Owner named above is the registered beneficial Owner of such Owner’s fractional interest in (a) the Home Equity Loans listed in Schedule I-A and Schedule I-B to the Pooling and Servicing Agreement (as defined below) which the Seller is causing to be delivered to the Depositor and the Depositor is causing to be delivered to the Trustee, together with the related Home Equity Loan documents and the Depositor’s interest in any Property, and all payments thereon and proceeds of the conversion, voluntary or involuntary, of the foregoing; (b) such amounts as may be held by the Securities Administrator in the Certificate Account, together with investment earnings on such amounts, and such amounts as may be held in the name of the Securities Administrator in the Principal and Interest Account, if any, inclusive of investment earnings thereon, whether in the form of cash, instruments, securities or other properties (including any Eligible Investments held by the Servicer); (c) any amounts received by the Supplemental Interest Trustee on the Swap Agreement and such amounts as may be held by the Supplemental Interest Trustee in the Swap Account, excluding any investment earnings on such amounts; (d) such amounts as may be held by the Securities Administrator in the Net WAC Cap Carryover Reserve Fund together with investment earnings on such amounts; and (e) proceeds of all the foregoing (including, but not by way of limitation, all proceeds of any mortgage insurance, flood insurance, hazard insurance and title insurance policy relating to the Home Equity Loans, cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, rights to payment of any and every kind, and other forms of obligations and receivables which at any time constitute all or part of or are included in the proceeds of any of the foregoing) to pay the Certificates, in each case, as specified in the Pooling and Servicing Agreement ((a) - (e) above shall be collectively referred to herein as the “Trust Estate”).

THIS CERTIFICATE IS AN ASSET-BACKED CERTIFICATE ONLY AND, NOTWITHSTANDING REFERENCES HEREIN TO PRINCIPAL AND INTEREST, NO DEBT OF ANY PERSON IS REPRESENTED HEREBY.

This Certificate is one of a Class of duly-authorized Certificates designated as Home Equity Loan Trust 2007-FRE1, Home Equity Loan Asset-Backed Certificates, Class R (the “Class R Certificates”) and issued under and subject to the terms, provisions and conditions of that certain Pooling and Servicing Agreement dated as of June 1, 2007 (the “Pooling and Servicing Agreement”) by and among Nationstar Mortgage LLC, in its capacity as a seller (the “Seller”) and as the servicer (the “Servicer”), Wells Fargo Bank, N.A., in its capacity as master servicer (the “Master Servicer”) and securities administrator (the “Securities Administrator”), Nationstar Funding LLC, in its capacity as depositor (the “Depositor”), and The Bank of New York, in its capacity as the trustee (the “Trustee”), to which Pooling and Servicing Agreement the Owner of this Certificate by virtue of acceptance hereof assents and by which such Owner is bound.  Also issued under the Pooling and Servicing Agreement are Certificates designated as Home Equity Loan Trust 2007-FRE1 Home Equity Loan Asset-Backed Certificates, Class 2-AV-1 (the “Class 2-AV-1 Certificates”), Class 2-AV-2 (the “Class 2-AV-2 Certificates”), Class 2-AV-3 (the “Class 2-AV-3 Certificates”), Class 2-AV-4 (the “Class 2-AV-4 Certificates”), Class M-1 (the “Class M-1 Certificates”), Class M-2 (the “Class M-2 Certificates”), Class M-3 (the “Class M-3 Certificates”), Class M-4 (the “Class M-4 Certificates”), Class M-5 (the “Class M-5 Certificates”), Class M-6 (the “Class M-6 Certificates”), Class M-7A (the “Class M-7A Certificates”), Class M-7B (the “Class M-7B Certificates”), Class M-8 (the “Class M-8 Certificates”), Class M-9A (the “Class M-9A Certificates”), Class M-9B (the “Class M-9B Certificates”), Class X-IO (the “Class X-IO Certificates”), Class P (the “Class P Certificates”) and Class R (the “Class R Certificates”).  The Class 1-AV-1 Certificates, the Class 2-AV-1 Certificates, the Class 2-AV-2 Certificates, the Class 2-AV-3 Certificates, the Class 2-AV-4 Certificates, the Class M-1 Certificates, the Class M-2 Certificates, the Class M-3 Certificates, the Class M-4 Certificates, the Class M-5 Certificates, the Class M-6 Certificates, the Class M-7A Certificates, the Class M-7B Certificates, the Class M-8 Certificates, the Class M-9A Certificates and the Class M-9B Certificates shall be together referred to as the “Offered Certificates” and the Offered Certificates, the Class X-IO Certificates, the Class P Certificates and the Class R Certificates are together referred to herein as the “Certificates.”  Terms capitalized herein and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

On the 25th day of each month, or, if such day is not a Business Day, then the next succeeding Business Day (each such day being a “Distribution Date”) commencing July 25, 2007, each owner of a Class R Certificate as of the close of business on the last day of the calendar month immediately preceding the calendar month in which a Distribution Date occurs (the “Record Date”) will be entitled to receive the amounts distributable pursuant to subclause C.21. of Section 7.03(b) of the Pooling and Servicing Agreement, relating to such Certificates on such Distribution Date.  Distributions will be made in immediately available funds to Owners of Class R Certificates having an aggregate Percentage Interest of at least 10% (by wire transfer or otherwise) to the account of an Owner at a domestic bank or other entity having appropriate facilities therefor, if such Owner has so notified the Securities Administrator, or by check mailed to the address of the person entitled thereto as it appears on the Register.

The Securities Administrator or any duly-appointed Paying Agent will duly and punctually pay distributions with respect to this Certificate in accordance with the terms hereof and the Pooling and Servicing Agreement.  Amounts properly withheld under the Code by any Person from a distribution to any Owner shall be considered as having been paid by the Trustee to such Owner for all purposes of the Pooling and Servicing Agreement.

The Home Equity Loans will be serviced by the Servicer and master serviced by the Master Servicer pursuant to the Pooling and Servicing Agreement.  The Pooling and Servicing Agreement permits the Servicer to enter into Sub-Servicing Agreements with certain institutions eligible for appointment as Sub-Servicers for the servicing and administration of certain Home Equity Loans.  No appointment of any Sub-Servicer shall release the Servicer from any of its obligations under the Pooling and Servicing Agreement.

This Certificate does not represent a deposit or other obligation of, or an interest in, nor are the underlying Home Equity Loans insured or guaranteed by, Nationstar Funding LLC or Nationstar Mortgage LLC or any of their Affiliates.  This Certificate is limited in right of payment to certain collections and recoveries relating to the Home Equity Loans, all as more specifically set forth hereinabove and in the Pooling and Servicing Agreement.

No Owner shall have any right to institute any proceeding, judicial or otherwise, with respect to the Pooling and Servicing Agreement, or for the appointment of a receiver or trustee, or for any other remedy under the Pooling and Servicing Agreement except in compliance with the terms thereof.

Notwithstanding any other provisions in the Pooling and Servicing Agreement, the Owner of any Certificate shall have the right which is absolute and unconditional to receive distributions to the extent provided in the Pooling and Servicing Agreement with respect to such Certificate or to institute suit for the enforcement of any such distribution, and such right shall not be impaired without the consent of such Owner.

The Pooling and Servicing Agreement provides that the obligations created thereby will terminate upon the payment to the Owners of all Certificates of all amounts held by the Securities Administrator and required to be paid to such Owners pursuant to the Pooling and Servicing Agreement.

The Pooling and Servicing Agreement additionally provides that (i) the Servicer may, at its option, purchase from the Trust all remaining Home Equity Loans and other property then constituting the Trust Estate, and thereby effect early retirement of the Certificates, on any Distribution Date on or after the Clean-Up Call Date and (ii) in the event the Servicer fails to exercise its option in (i) above prior to the Distribution Date on which the aggregate outstanding Pool Balance of all of the Home Equity Loans is less than or equal to 1% of the aggregate outstanding Pool Balance of all of the Home Equity Loans as of the Cut-off Date, then the Master Servicer may, at its option, terminate the Trust after the Distribution Date that is two Distribution Dates after it has given notice to the Servicer of its intention to exercise such optional termination right and the Servicer has not elected to exercise its option to terminate the Trust.  In addition, under certain circumstances relating to the qualification of any REMIC hereunder as a REMIC under the Code, the Home Equity Loans may be sold, thereby effecting the early retirement of the Certificates.

The Class R Certificates evidence ownership in the “residual interest” in each of the REMICs hereunder.  The registered Owner of a Class R Certificate will be entitled to separate such Certificate into such component parts.  The Securities Administrator shall, upon delivery to it of this Class R Certificate and a written request of the registered Owner thereof to separate such Certificate into its component parts, issued to such registered Owner in exchange for such Class R Certificate (i) a separately transferable, certified and fully registered security (a “Class LT-R Certificate”) that will, from the date of its issuance, represent the Owner’s Percentage Interest in the residual interest in the Subsidiary REMIC and (ii) a separately transferable, certified and fully registered security (a “Class R-1 Certificate”) that will, from the date of its issuance, represent the Owner’s Percentage Interest in the residual interest in the Master REMIC.  The Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection with such exchange of this Class R Certificate.

The Securities Administrator shall give written notice of termination of the Pooling and Servicing Agreement to each Owner in the manner set forth therein.

The Owners of the majority of the Percentage Interests represented by the Certificates have the right to exercise any trust or power set forth in Section 6.11 of the Pooling and Servicing Agreement.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth and referred to on the face hereof, the transfer of this Certificate is registrable in the Register upon surrender of this Certificate for registration of transfer at the office designated as the location of the Register duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Registrar duly executed by, the Owner hereof or his attorney duly authorized in writing, and thereupon one or more new Certificates of the like Class, tenor and a like aggregate fractional undivided interest in the Trust Estate will be issued to the designated transferee or transferees.

The Pooling and Servicing Agreement permits, with certain exceptions as therein provided, the amendment thereof and the modifications of rights and obligations of the parties provided therein by the Depositor, the Trustee, the Seller, the Securities Administrator, the Master Servicer and the Servicer at any time and from time to time, without the consent of the Owners; provided, that in certain other circumstances provided for in the Pooling and Servicing Agreement such consent of the Owners will be required prior to amendment.  Any such consent by the Owner of this Certificate shall be conclusive and binding upon such Owner and upon all future Owners of the Certificate and of any Certificate issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Certificate.

The Securities Administrator is required to furnish certain information on each Distribution Date to the Owner of this Certificate, as more fully described in the Pooling and Servicing Agreement.

The Class R Certificates are issuable only as registered Certificates.  As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Class R Certificates are exchangeable for new Class R Certificates evidencing the same Percentage Interest as the Class R Certificates exchanged.

No service charge will be made for any such registration of transfer or exchange, but the Registrar or Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Trustee and Securities Administrator and any agent of the Trustee or Securities Administrator may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Securities Administrator nor any such agent shall be affected by notice to the contrary.

IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed on behalf of the Trust.

WELLS FARGO BANK, N.A.,

as Securities Administrator

By:

_____________________________

Title:

_____________________________

Securities Administrator Authentication

WELLS FARGO BANK, N.A., as Securities Administrator

By:

Title:

EXHIBIT D
FORM OF CERTIFICATE RE: HOME EQUITY LOANS PREPAID IN FULL AFTER CUT-OFF DATE
CERTIFICATE RE: PREPAID LOANS

I, __________________________, ______________________ of Nationstar Mortgage LLC, a Delaware limited liability company (“Nationstar Mortgage”), hereby certify that between the “Cut-Off Date” (as defined in the Pooling and Servicing Agreement dated as of June 1, 2007  among Nationstar Funding LLC, as depositor, Nationstar Mortgage, as seller and servicer, Wells Fargo Bank, N.A., as master servicer and securities administrator and The Bank of New York, as trustee) and the “Startup Day,” the following schedule of “Home Equity Loans” (each as defined in the Pooling and Servicing Agreement) have been prepaid in full.

Account Number	Name	Original Amount	Current Balance	Date Paid Off

Dated: July 10, 2007

By:

___________________________________

Title:

___________________________________

EXHIBIT E-1

FORM OF SECURITIES ADMINISTRATOR’S ACKNOWLEDGMENT OF RECEIPT

Reference is made to that certain Pooling and Servicing Agreement dated as of June 1, 2007 (the “Pooling and Servicing Agreement”) among Nationstar Funding LLC, as depositor, Nationstar Mortgage LLC, a Delaware limited liability company, as seller and servicer, Wells Fargo Bank, N.A., as master servicer and securities administrator and The Bank of New York, as trustee (the “Trustee”).  Capitalized terms used herein but not defined herein have the meaning assigned to them in the Pooling and Servicing Agreement.

The Securities Administrator hereby acknowledges the receipt of the sum of $___________, representing the net proceeds disbursed from the Underwriters.

Dated: July 10, 2007

WELLS FARGO BANK, N.A.,

as Securities Administrator

By:

_____________________________

Name:

Title:

EXHIBIT E-2

FORM OF CUSTODIAN’S ACKNOWLEDGMENT OF RECEIPT
CUSTODIAN’S ACKNOWLEDGMENT OF RECEIPT

Wells Fargo Bank, N.A., in its capacity as custodian (the “Custodian”) under the Custodial Agreement dated as of June 1, 2007, among the Custodian, Nationstar Mortgage LLC, in its capacity as servicer, and The Bank of New York, in its capacity as trustee (the “Trustee”) under that certain Pooling and Servicing Agreement dated as of June 1, 2007 (the “Pooling and Servicing Agreement”) among Nationstar Funding LLC, as depositor (the “Depositor”), Nationstar Mortgage LLC, a Delaware limited liability company, as seller and servicer (“Nationstar Mortgage”), Wells Fargo Bank, N.A., as master servicer and securities administrator and the Trustee hereby acknowledges receipt (subject to review as required by Section 3.06(a) of the Pooling and Servicing Agreement) of the items delivered to it by Nationstar Mortgage with respect to the Home Equity Loans pursuant to Section 3.05(b)(i) of the Pooling and Servicing Agreement.

The Schedule of Home Equity Loans is attached to this receipt as Schedule I.

The Custodian hereby additionally acknowledges that it shall review such items as required by Section 3.06(a) of the Pooling and Servicing Agreement and shall otherwise comply with Section 3.06(b) and 3.06(c) of the Pooling and Servicing Agreement as required thereby.

WELLS FARGO BANK, N.A.

as Custodian

By:__________________________________

Name:

Title:

Dated:  July 10, 2007

EXHIBIT E-3

[RESERVED]

EXHIBIT F

FORM OF POOL CERTIFICATION
POOL CERTIFICATION

WHEREAS, the undersigned is an Authorized Officer of Wells Fargo Bank, N.A., in its capacity as custodian (the “Custodian”) under the Custodial Agreement dated June 1, 2007, among the Custodian, Nationstar Mortgage LLC, acting in its capacity as servicer, Wells Fargo Bank, N.A. not in its individual capacity, but solely as Securities Administrator (the “Securities Administrator”) and The Bank of New York, not in its individual capacity, but solely as Trustee (the “Trustee”) of a certain pool of home equity loans heretofore conveyed in trust to the Trustee, pursuant to that certain Pooling and Servicing Agreement dated as of June 1, 2007, (the “Pooling and Servicing Agreement”) among Nationstar Funding LLC, as depositor, Nationstar Mortgage LLC, a Delaware limited liability company, as seller and servicer, Wells Fargo Bank, N.A., as master servicer and securities administrator and the Trustee, as trustee; and

WHEREAS, the Custodian is required, pursuant to Section 3.06(a) of the Pooling and Servicing Agreement, to review the Files relating to the Home Equity Loans within a specified period following the Startup Day and to notify the Seller promptly of any defects with respect to the Home Equity Loans, and the Seller is required to remedy such defects or take certain other action, all as set forth in Section 3.06(b) of the Pooling and Servicing Agreement; and

WHEREAS, Section 3.06(a) of the Pooling and Servicing Agreement requires the Custodian to deliver this Pool Certification upon the satisfaction of certain conditions set forth therein.

NOW, THEREFORE, the Custodian hereby certifies that it has determined that all required documents (or certified copies of documents listed in Section 3.05 of the Pooling and Servicing Agreement) have been executed or received, and that such documents relate to the Home Equity Loans identified in the Schedule of Home Equity Loans pursuant to Section 3.06(a) of the Pooling and Servicing Agreement or, in the event that such documents have not been executed and received or do not so relate to such Home Equity Loans, any remedial action by the Seller pursuant to Section 3.06(b) of the Pooling and Servicing Agreement has been completed or as may be indicated in an exception report in the form attached hereto as Exhibit J. The Custodian makes no certification hereby, however, with respect to any intervening assignments or assumption and modification agreements.

          Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Pooling and Servicing Agreement.

WELLS FARGO BANK, N.A.

as Custodian

By:__________________________________

Name:

Title:

Dated: _______________, 2007

EXHIBIT G

FORM OF DELIVERY ORDER
DELIVERY ORDER

The Bank of New York

101 Barclay Street, 4W

New York, New York  10268

Attention:  Home Equity Loan Trust 2007-FRE1

Wells Fargo Bank, N.A.

9062 Old Annapolis Road

Columbia, MD 21045-1951

Attention:  Home Equity Loan Trust 2007-FRE1

Ladies and Gentlemen:

Pursuant to Section 4.01 of the pooling and servicing agreement, dated as of June 1, 2007 (the “Pooling and Servicing Agreement”) among Nationstar Funding LLC, as depositor (the “Depositor”), Nationstar Mortgage LLC, a Delaware limited liability company, as seller and servicer, Wells Fargo Bank, N.A., as master servicer and securities administrator and The Bank of New York, as trustee (the “Trustee”), THE DEPOSITOR HEREBY CERTIFIES that all conditions precedent to the issuance of the Home Equity Loan Trust 2007-FRE1 Home Equity Loan Asset-Backed Certificates, Class 1-AV-1, Class 2-AV-1, Class 2-AV-2, Class 2-AV-3, Class 2-AV-4, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7A, Class 7-B, Class M-8, Class M-9A, Class M-9B, Class X-IO, Class P and Class R (the “Certificates”), HAVE BEEN SATISFIED, and HEREBY REQUESTS YOU TO AUTHENTICATE AND DELIVER said Certificates, and to RELEASE said Certificates to the owners thereof, or otherwise upon their order. Instructions regarding the registration of the Certificates are attached hereto.

Very truly yours,

NATIONSTAR FUNDING LLC

By:

_______________________________

Title:

_______________________________

Dated:  July 10, 2007

EXHIBIT H

FORM OF CLASS R TAX MATTERS TRANSFER CERTIFICATE
AFFIDAVIT PURSUANT TO SECTION 860E(e) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED

STATE OF )
:	ss.:
COUNTY OF )

[NAME OF OFFICER], being first duly sworn, deposes and says:

That he is [Title of Officer] of [Name of Investor] (the “Investor”), a [savings institution] [corporation] duly organized and existing under the laws of [the State of _________] [the United States], on behalf of which he makes this affidavit.

Capitalized terms used but not defined herein have the meanings ascribed to them in the Pooling and Servicing Agreement (the “Pooling and Servicing Agreement”), dated June 1, 2007, among Nationstar Funding LLC, as depositor, Nationstar Mortgage LLC, as Seller and Servicer, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator and The Bank of New York, as Trustee.

1.

That (i) the Investor is not a “disqualified organization” and will not be a “disqualified organization” as of [date of transfer] (For this purpose, a “disqualified organization” means the United States, any state or political subdivision thereof, any foreign government, any international organization, any agency or instrumentality of any of the foregoing (other than certain taxable instrumentalities), any cooperative organization furnishing electric energy or providing telephone service to persons in rural areas, or any organization (other than a farmers’ cooperative) that is exempt from federal income tax unless such organization is subject to the tax on unrelated business income.); (ii) it is not acquiring the Class R Certificate for the account of a disqualified organization; (iii) it consents to any amendment of the Pooling and Servicing Agreement that shall be deemed necessary by the Securities Administrator (upon advice of counsel) to constitute a reasonable arrangement to ensure that the Class R Certificates will not be owned directly or indirectly by a disqualified organization; and (iv) it will not transfer such Class R Certificate unless (a) it has received from the transferee an affidavit in substantially the same form as this affidavit containing these same four representations and (b) as of the time of the transfer, it does not have actual knowledge that such affidavit is false.

2.

That the Investor is aware (i) of the tax that would be imposed on transfers of the Class R Certificates to a disqualified organization; (ii) that such tax would be on the transferor, or, if such transfer is through an agent (which person includes a broker, nominee or middle-man) for a disqualified organization, on the agent; (iii) that the person otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is not a disqualified organization and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that the Class R Certificates may be a “noneconomic residual interest” within the meaning of Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, if a significant purpose of the transfer was to enable the transferor to impede the assessment or collection of tax.

3.

That the Investor is aware of the tax imposed on a “pass-through entity” holding the Class R Certificates if at any time during the taxable year of the pass-through entity a disqualified organization is the record holder of an interest in such entity. (For this purpose, a “pass through entity” includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

4.

That the Investor is aware that the Securities Administrator will not register the Transfer of the Class R Certificates unless the transferee, or the transferees' agent, delivers to it an affidavit and agreement, among other things, in substantially the same form as this affidavit and agreement. The Investor expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

5.

The Investor's Taxpayer Identification Number is [_________________].

6.

That no purpose of the Investor relating to the purchase of the Class R Certificates by the Investor is or will be to enable the transferor to impede the assessment or collection of tax within the meaning of Treasury Regulation 1.860E-1(c).

7.

That the Investor has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Class R Certificates remain outstanding and that it intends to pay such taxes as they become due.

8.

The Investor hereby agrees to cooperate with the Depositor and to take any action required of it by the Code or Treasury regulations thereunder (whether now or hereafter promulgated) in order to create or maintain the REMIC status of each REMIC created under the Pooling and Servicing Agreement.

9.

The Investor as transferee of the Class R Certificates has represented to the transferor that, if the Class R Certificates constitute a noneconomic residual interest, the Investor (i) understands that as holder of a noneconomic residual interest it may incur tax liabilities in excess of any cash flows generated by the interest, and (ii) intends to pay taxes associated with its holding of the Class R Certificates as they become due.

IN WITNESS WHEREOF, the Investor has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its [Title of Officer] and its corporate seal to be hereunto attached, attested by its [Assistant] Secretary, this ___ day of __________, 2007.

[NAME OF INVESTOR]

By:

_________________________________

[Name of Officer]

[Title of Officer]

[Corporate Seal]

Attest:

_____________________________

[Assistant] Secretary

Personally appeared before me the above-named [Name of Officer], known or proved to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Investor, and acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Investor.

Subscribed and sworn before me this __ day of ____________, 2007.

NOTARY PUBLIC
COUNTY OF

STATE OF

My commission expires the _ day of _______________, 20__.

EXHIBIT I-1

FORM OF CERTIFICATE REGARDING TRANSFER (ACCREDITED INVESTOR)
CERTIFICATE REGARDING TRANSFER (ACCREDITED INVESTOR)
[DATE]

Wells Fargo Bank, N.A.

9062 Old Annapolis Road

Columbia, MD 21045-1951

Attention:  Home Equity Loan Trust 2007-FRE1

Re:

Home Equity Loan Trust 2007-FRE1,

Home Equity Loan Asset-Backed Certificates, Class ___

(“Certificates”)

Gentlemen:

In connection with our purchase on the date hereof of the above-referenced Certificates from ___________________ (“Seller”), [PURCHASER] (the “Purchaser”) hereby certifies that:

1.

The Purchaser is acquiring the Certificates for [investment purposes only for]1/ the Purchaser’s own account and not with a view to or for sale or transfer in connection with any distribution thereof in any manner which would violate Section 5 of the Securities Act of 1933, as amended (the “Act”), provided that the disposition of its property shall at all times be and remain within its control;

2.

The Purchaser understands that the Certificates have not been and will not be registered under the Act and may not be resold or transferred unless they are (a) registered pursuant to the Act or (b) sold or transferred in transactions which are exempt from registration;

3.

The Purchaser has received a copy of the Pooling and Servicing Agreement dated as of June 1, 2007 (the “Pooling and Servicing Agreement”) pursuant to which the Certificates were issued, and such other documents and information concerning the Certificates and the home equity loans in which the Certificates represent interests which it has requested;

4.

The Purchaser believes it has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Certificates and that it is able to bear the economic risks of such an investment;

________________________

1/ Not required if the Purchaser is a broker/dealer.

5.

(a) With respect to an ERISA-Restricted Certificate, the Purchaser (i) is not an employee benefit plan or other retirement arrangement subject to Section 406 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) to Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”) nor is acting for, on behalf or with the assets of, any such plan or arrangement (collectively, a “Plan”) to effect such purchase, (ii) if the Class X-IO Certificate or Class P Certificate has been the subject of an ERISA-Qualifying Underwriting, the purchaser is an insurance company which is purchasing such Certificate with funds contained in an “insurance company general account” (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption (“PTCE”) 95-60) and that the purchase and holding of such Certificate are covered under Sections I and III of PTCE 95-60 or (iii) is delivering herewith an Opinion of Counsel, acceptable to and in form and substance satisfactory to the Securities Administrator, which Opinion of Counsel shall not be at the expense of either the Trustee, the Depositor, the Servicer, the Master Servicer, the Securities Administrator or the Trust, to the effect that the purchase or holding of any ERISA-Restricted Certificates will not result in a prohibited transaction under Section 406 of ERISA and/or Section 4975 of the Code, and will not subject any of the above parties or the Trust to any obligation or liability in addition to those expressly undertaken under the Pooling and Servicing Agreement; and

(b)  In the case of an ERISA-Restricted Swap Certificate, prior to the termination of the Interest Rate Swap Agreement, either (i) the Purchaser  is not a Plan nor is a person acting for, on behalf of, or with the assets of any such Plan to effect such transfer or (ii) the acquisition and holding of the ERISA-Restricted Swap Certificate are eligible for exemptive relief under the statutory exemption for nonfiduciary service providers under Section 408(b)(17) of ERISA and Section 4975(d)(20) of the Code, PTCE 84-14, PTCE 90-1, PTCE 91-38, PTCE 95-60 or PTCE 96-23 or some other applicable exemption;

6.

If the Purchaser sells any of the Certificates, it will (i) obtain from any investor that purchases any Certificate from it a letter substantially in the form of Exhibit I-1 or I-2 to the Pooling and Servicing Agreement and (ii) to the extent required by the Pooling and Servicing Agreement, cause an Opinion of Counsel to be delivered, addressed and satisfactory to the Seller and the Securities Administrator, to the effect that such sale is in compliance with all applicable federal and state securities laws;

7.

For purposes of the Certificate Register, its address, including telecopier number and telephone number, is as follows:

telecopier:
telephone:

8.

The purchase of the Certificates by the Purchaser does not violate the provisions of the first sentence of Section 5.08(c) of the Pooling and Servicing Agreement; and

9.

Capitalized terms not otherwise defined herein have the meanings ascribed to such terms in the Pooling and Servicing Agreement.

IN WITNESS WHEREOF, the Purchaser has caused this letter to be executed by its signatory, duly authorized, as of the date first above written.

[PURCHASER]

By:

_______________________________

Name:

_______________________________

Title:

_______________________________

EXHIBIT I-2

FORM OF CERTIFICATE REGARDING TRANSFER (RULE 114A)
CERTIFICATE REGARDING TRANSFER (RULE 144A)
[Date]

The Bank of New York

101 Barclay St. 4W

New York, NY 10286

Attention:  Home Equity Loan Trust 2007-FRE1

Wells Fargo Bank, N.A.

9062 Old Annapolis Road

Columbia, MD 21045-1951

Attention: Client Manager – Home Equity Loan Trust 2007-FRE1

Re:

Home Equity Loan Trust 2007-FRE1,

Home Equity Loan Asset-Backed Certificates,

Class ___-_____ (“Certificates”)

Dear Gentlemen or Ladies:

In connection with our purchase on the date hereof of the above-referenced Certificates from ______________________ (“Seller”), we hereby certify that:

1.

We are acquiring the Certificates for our own account for investment and not with a view to or for sale or transfer in connection with any distribution thereof in any manner which would violate the Securities Act of 1933, as amended (the “Act”), provided that the disposition of our property shall at all times be and remain within our control;

2.

We understand that the Certificates have not been and will not be registered under the Act and may not be resold or transferred unless they are (a) registered pursuant to the Act or (b) sold or transferred in transactions which are exempt from registration;

3.

We have received a copy of the Pooling and Servicing Agreement dated as of June 1, 2007 (the “Pooling and Servicing Agreement”) pursuant to which the Certificates are being sold, and such other documents and information concerning the Certificates and the home equity loans in which the Certificates represent interests which we have requested;

4.

We believe we have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Certificates and that we are able to bear the economic risks of such an investment;

5.

If we sell any of the Certificates, at our option, we will either (i) obtain from any institutional investor that purchases any Certificate from us a certificate containing the same representations, warranties and agreements contained in the foregoing paragraphs 1 through 4 and this paragraph 5 or (ii) deliver an Opinion of Counsel to such institutional investor, addressed and satisfactory to the Seller and the [Trustee], to the effect that such sale is in compliance with all applicable federal and state securities laws;

6.

(a) For the case of an ERISA-Restricted Certificate, we are acquiring the Certificates for our own account and the source of funds we (i) are not an employee benefit plan or other retirement arrangement subject to Section 406 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) to Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”) nor are acting for, on behalf or with the assets of, any such plan for arrangement (collectively, a “Benefit Plan Investor”) to effect such purchase, (ii) if the Class X-IO Certificate or Class P Certificate has been the subject of an ERISA-Qualifying Underwriting (as defined in the Pooling and Servicing Agreement), we are an insurance company which is purchasing such Certificate with funds contained in an “insurance company general account” (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption (“PTCE”) 95-60) and that the purchase and holding of such Certificate are covered under Sections I and III of PTCE 95-60 or (iii) are delivering herewith an Opinion of Counsel, acceptable to and in form and substance satisfactory to the Securities Administrator, which Opinion of Counsel shall not be at the expense of either the Trustee, the Depositor, the Servicer, the Master Servicer, the Securities Administrator or the Trust, to the effect that the purchase or holding of any ERISA-Restricted Certificates will not result in a prohibited transaction under Section 406 of ERISA and/or Section 4975 of the Code, and will not subject any of the above parties or the Trust to any obligation or liability in addition to those expressly undertaken under the Pooling and Servicing Agreement; and

(b)  In the case of an ERISA-Restricted Swap Certificate, prior to the termination of the Interest Rate Swap Agreement, either (i) the Purchaser  is not a Plan nor is a person acting for, on behalf of, or with the assets of any such Plan to effect such transfer or (ii) the acquisition and holding of the ERISA-Restricted Swap Certificate are eligible for exemptive relief under the statutory exemption for nonfiduciary service providers under Section 408(b)(17) of ERISA and Section 4975(d)(20) of the Code, PTCE 84-14, PTCE 90-1, PTCE 91-38, PTCE 95-60 or PTCE 96-23 or some other applicable exemption;

7.

For purposes of the Certificate Register, our address, including telecopier number and telephone number, is as follows:

telecopier:
telephone:

8.

If we sell any of the Certificates, we will obtain from any purchaser from us the same representations contained in the foregoing paragraph 6 and this paragraph 8;

9.

Our purchase of the Certificates does not violate the provisions of the first sentence of Section 5.08(c) of the Pooling and Servicing Agreement; and

10.

 Capitalized terms not otherwise defined herein have the meanings ascribed to such terms in the Pooling and Servicing Agreement.

IN WITNESS WHEREOF, we have signed this certificate as of the date first written above.

By:

__________________________________

Name:

Title:

EXHIBIT J

HOME EQUITY LOANS WITH DOCUMENT EXCEPTIONS

Loan Number	Borrower Name	Original Loan Amount	Exception

EXHIBIT K

FORM 10-D, FORM 8-K AND FORM 10-K

REPORTING RESPONSIBILITY

As to each item described below, the entity indicated as the Responsible Party shall be primarily responsible for reporting the information to both the Depositor and the party identified as responsible for preparing the Securities Exchange Act Reports pursuant to the Pooling and Servicing Agreement.

Under Item 1 of Form 10-D: a) items marked “monthly statement” are required to be included in the periodic Distribution Date statement under Section 4.04 of the Pooling and Servicing Agreement provided by the Securities Administrator based on information received from the Master Servicer and b) items marked “Form 10-D report” are required to be in the Form 10-D report but not the monthly statement, provided by the party indicated under the Pooling and Servicing Agreement, the related Purchase and Servicing Agreement or Servicing Agreement, as applicable.  Information under all other Items of Form 10-D is to be included in the Form 10-D report.

Form	Item	Description	Servicers	Master Servicer	Securities Administrator	Custodian	Trustee	Depositor	Sponsor
10-D	Must be filed within 15 days of the distribution date for the asset-backed securities.
	1	Distribution and Pool Performance Information
Item 1121(a) – Distribution and Pool Performance Information
		(1) Any applicable record dates, accrual dates, determination dates for calculating distributions and actual distribution dates for the distribution period.			X (monthly statement)
		(2) Cash flows received and the sources thereof for distributions, fees and expenses.			X (monthly statement)
		(3) Calculated amounts and distribution of the flow of funds for the period itemized by type and priority of payment, including:			X (monthly statement)
		(i) Fees or expenses accrued and paid, with an identification of the general purpose of such fees and the party receiving such fees or expenses.			X (monthly statement)

(ii) Payments accrued or paid with respect to enhancement or other support identified in Item 1114 of Regulation AB (such as insurance premiums or other enhancement maintenance fees), with an identification of the general purpose of such payments and the party receiving such payments.

X (monthly statement)
		(iii) Principal, interest and other distributions accrued and paid on the asset-backed securities by type and by class or series and any principal or interest shortfalls or carryovers.			X (monthly statement)
		(iv) The amount of excess cash flow or excess spread and the disposition of excess cash flow.			X (monthly statement)
		(4) Beginning and ending principal balances of the asset-backed securities.			X (monthly statement)

(5) Interest rates applicable to the pool assets and the asset-backed securities, as applicable. Consider providing interest rate information for pool assets in appropriate distributional groups or incremental ranges.

X (monthly statement)
		(6) Beginning and ending balances of transaction accounts, such as reserve accounts, and material account activity during the period.			X (monthly statement)

(7) Any amounts drawn on any credit enhancement or other support identified in Item 1114 of Regulation AB, as applicable, and the amount of coverage remaining under any such enhancement, if known and applicable.

X (monthly statement)

(8) Number and amount of pool assets at the beginning and ending of each period, and updated pool composition information, such as weighted average coupon, weighted average remaining term, pool factors and prepayment amounts.

					X (monthly statement)			Updated pool composition information fields to be as specified by Depositor from time to time
		(9) Delinquency and loss information for the period.	X	X	X (monthly statement)
		In addition, describe any material changes to the information specified in Item 1100(b)(5) of Regulation AB regarding the pool assets. (methodology)	X	X

(10) Information on the amount, terms and general purpose of any advances made or reimbursed during the period, including the general use of funds advanced and the general source of funds for reimbursements.

			X		X (monthly statement)
		(11) Any material modifications, extensions or waivers to pool asset terms, fees, penalties or payments during the distribution period or that have cumulatively become material over time.	X		X (monthly statement)
		(12) Material breaches of pool asset representations or warranties or transaction covenants.	X					X
		(13) Information on ratio, coverage or other tests used for determining any early amortization, liquidation or other performance trigger and whether the trigger was met.			X (monthly statement)
		(14) Information regarding any new issuance of asset-backed securities backed by the same asset pool,						X

any pool asset changes (other than in connection with a pool asset converting into cash in accordance with its terms), such as additions or removals in connection with a prefunding or revolving period and pool asset substitutions and repurchases (and purchase rates, if applicable), and cash flows available for future purchases, such as the balances of any prefunding or revolving accounts, if applicable.

			X		X			X

Disclose any material changes in the solicitation, credit-granting, underwriting, origination, acquisition or pool selection criteria or procedures, as applicable, used to originate, acquire or select the new pool assets.

								X	X
		Item 1121(b) – Pre-Funding or Revolving Period Information Updated pool information as required under Item 1121(b).						X
	2	Legal Proceedings

Item 1117 – Legal proceedings pending against the following entities, or their respective property, that is material to Certificateholders, including proceedings known to be contemplated by governmental authorities:

		Sponsor (Seller)							X
		Depositor						X
		Trustee					X
		Issuing entity						X
		Master Servicer, affiliated Servicer, other Servicer servicing 20% or more of pool assets at time of report, other material servicers	X	X
		Securities Administrator			X
		Originator of 20% or more of pool assets as of the Cut-off Date						X
		Custodians (each as to itself)				X
	3	Sales of Securities and Use of Proceeds

Information from Item 2(a) of Part II of Form 10-Q:

With respect to any sale of securities by the sponsor, depositor or issuing entity, that are backed by the same asset pool or are otherwise issued by the issuing entity, whether or not registered, provide the sales and use of proceeds information in Item 701 of Regulation S-K.  Pricing information can be omitted if securities were not registered.

X
	4	Defaults Upon Senior Securities
		Information from Item 3 of Part II of Form 10-Q: Report the occurrence of any Event of Default (after expiration of any grace period and provision of any required notice)			X
	5	Submission of Matters to a Vote of Security Holders
		Information from Item 4 of Part II of Form 10-Q			X
	6	Significant Obligors of Pool Assets
		Item 1112(b) – Significant Obligor Financial Information*						X	X
*This information need only be reported on the Form 10-D for the distribution period in which updated information is required pursuant to the Item.
	7	Significant Enhancement Provider Information
Item 1114(b)(2) – Credit Enhancement Provider Financial Information*
		Determining applicable disclosure threshold						X
		Notifying the applicable party of the need to request required financial information or effecting incorporation by reference						X
Item 1115(b) – Derivative Counterparty Financial Information*
		Determining current maximum probable exposure						X
		Determining current significance percentage						X
		Notifying the applicable party of the need to request required financial information or effecting incorporation by reference						X
*This information need only be reported on the Form 10-D for the distribution period in which updated information is required pursuant to the Items.
	8	Other Information
		Disclose any information required to be reported on Form 8-K during the period covered by the Form 10-D but not reported	The Responsible Party for the applicable Form 8-K item as indicated below.
	9	Exhibits
		Distribution report			X
		Exhibits required by Item 601 of Regulation S-K, such as material agreements						X

ADDITIONAL FORM 10-K DISCLOSURE

Form	Item	Description	Servicers	Master Servicer	Securities Administrator	Custodians	Trustee	Depositor	Sponsor
10-K	Must be filed within 90 days of the fiscal year end for the registrant.
	9B	Other Information
		Disclose any information required to be reported on Form 8-K during the fourth quarter covered by the Form 10-K but not reported	The Responsible Party for the applicable Form 8-K as indicated above.
	15	Exhibits and Financial Statement Schedules
		Item 1112(b) – Significant Obligor Financial Information						X	X
Item 1114(b)(2) – Credit Enhancement Provider Financial Information
		Determining applicable disclosure threshold						X
		Requesting required financial information or effecting incorporation by reference						X
Item 1115(b) – Derivative Counterparty Financial Information
		Determining current maximum probable exposure						X
		Determining current significance percentage						X
		Notifying the applicable party of the need to request required financial information or effecting incorporation by reference						X

Item 1117 – Legal proceedings pending against the following entities, or their respective property, that is material to Certificateholders, including proceedings known to be contemplated by governmental authorities:

		Sponsor (Seller)							X
		Depositor						X
		Trustee					X
		Issuing entity						X
		Master Servicer, affiliated Servicer, other Servicer servicing 20% or more of pool assets at time of report, other material servicers	X	X
		Securities Administrator			X
		Originator of 20% or more of pool assets as of the Cut-off Date						X	X
Custodians (each as to itself)
Item 1119 – Affiliations and relationships between the following entities, or their respective affiliates, that are material to Certificateholders:
		Sponsor (Seller)							X
		Depositor						X
		Trustee					X
		Master Servicer, affiliated Servicer, other Servicer servicing 20% or more of pool assets at time of report, other material servicers	X	X
		Securities Administrator			X
		Originator						X	X
		Custodians (each as to itself)				X
		Credit Enhancer/Support Provider						X	X
		Significant Obligor						X	X
		Item 1122 – Assessment of Compliance with Servicing Criteria	X	X	X	X
		Item 1123 – Servicer Compliance Statement	X	X	X

FORM 8-K DISCLOSURE INFORMATION

Form	Item	Description	Servicers	Master Servicer	Securities Administrator	Custodian	Trustee	Depositor	Sponsor
8-K	Must be filed within four business days of an event reportable on Form 8-K.
	1.01	Entry into a Material Definitive Agreement

Disclosure is required regarding entry into or amendment of any definitive agreement that is material to the securitization, even if depositor is not a party.

Examples: servicing agreement, custodial agreement.

Note: disclosure not required as to definitive agreements that are fully disclosed in the prospectus

			X	X	X (if Master Servicer is not a party)		X (if Master Servicer or Securities Administrator is not a party and if the Trustee is a party thereto)	X (if Master Servicer is not a party)	X (if Master Servicer is not a party)
	1.02	Termination of a Material Definitive Agreement

Disclosure is required regarding termination of  any definitive agreement that is material to the securitization (other than expiration in accordance with its terms), even if depositor is not a party.

Examples: servicing agreement, custodial agreement.

			X	X	X	X	X (if Master Servicer or Securities Administrator is not a party and if the Trustee is a party thereto)	X	X
	1.03	Bankruptcy or Receivership

Disclosure is required regarding the bankruptcy or receivership, if known to the Master Servicer, with respect to any of the following:

Sponsor (Seller), Depositor, Master Servicer, affiliated Servicer, other Servicer servicing 20% or more of pool assets at time of report, other material servicers, Certificate Administrator, Trustee, significant obligor, credit enhancer (10% or more), derivatives counterparty, Custodians (each as to itself)

			X	X	X	X		X	X
	2.04	Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement

Includes an early amortization, performance trigger or other event, including event of default, that would materially alter the payment priority/distribution of cash flows/amortization schedule.

Disclosure will be made of events other than waterfall triggers which are disclosed in the monthly statement

				X	X			X
	3.03	Material Modification to Rights of Security Holders
		Disclosure is required of any material modification to documents defining the rights of Certificateholders, including the Pooling and Servicing Agreement		X	X			X
	5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
		Disclosure is required of any amendment “to the governing documents of the issuing entity”						X
	5.06	Change in Shell Company Status
		[Not applicable to ABS issuers]						X
	6.01	ABS Informational and Computational Material
		[Not included in reports to be filed under Section 3.18]						X
	6.02	Change of Servicer, Securities Administrator or Trustee

Requires disclosure of any removal, replacement, substitution or addition of any master servicer, affiliated servicer, other servicer servicing 10% or more of pool assets at time of report, other material servicers, certificate administrator or trustee.

			X	X	X			X
		Reg AB disclosure about any new servicer (from entity appointing new servicer) or trustee (from Depositor) is also required.	X	X			X (to be provided by the successor trustee)	X
	6.03	Change in Credit Enhancement or Other External Support

Covers termination of any enhancement in manner other than by its terms, the addition of an enhancement, or a material change in the enhancement provided.  Applies to external credit enhancements as well as derivatives.

					X			X
		Reg AB disclosure about any new enhancement provider is also required.						X
	6.04	Failure to Make a Required Distribution			X
	6.05	Securities Act Updating Disclosure

If any material pool characteristic differs by 5% or more at the time of issuance of the securities from the description in the final prospectus, provide updated Reg AB disclosure about the actual asset pool.

X
		If there are any new servicers or originators required to be disclosed under Regulation AB as a result of the foregoing, provide the information called for in Items 1108 and 1110 respectively.						X
	7.01	Regulation FD Disclosure	X	X	X			X	X
	8.01	Other Events
		Any event, with respect to which information is not otherwise called for in Form 8-K, that the registrant deems of importance to security holders.						X
	9.01	Financial Statements and Exhibits	The Responsible Party (other than the Trustee) applicable to reportable event.

EXHIBIT L

Additional Disclosure Notification

Wells Fargo Bank, N.A.

9062 Old Annapolis Road

Columbia, Maryland 21045

Fax: (410) 715-2380

Email: cts.sec.notifications@wellsfargo.com

Attn:  Corporate Trust Services- HOME EQUITY LOAN ASSET-BACKED CERTIFICATES, SERIES 2007-FRE1—SEC REPORT PROCESSING

Nationstar Funding LLC

350 Highland Drive

Lewisville, Texas 75067

RE:  **Additional Form [10-D][10-K][8-K] Disclosure** Required

Ladies and Gentlemen:

In accordance with Article XI of the Pooling and Servicing Agreement, , dated as of June 1, 2007, by and among Nationstar Funding LLC, as depositor (the “Depositor”), Nationstar Mortgage, as seller and as servicer (in its capacity as seller, the “Seller” and in its capacity as servicer, the “Servicer”), Wells Fargo Bank, N.A., as master servicer and as securities administrator (in its capacity as master servicer, the “Master Servicer” and in its capacity as securities administrator, the “Securities Administrator”)  and The Bank of New York, as trustee (the “Trustee”), the undersigned, as [          ], hereby notifies you that certain events have come to our attention that [will] [may] need to be disclosed on Form [10-D][10-K][8-K].

Description of Additional Form [10-D][10-K][8-K] Disclosure:

List of any Attachments hereto to be included in the Additional Form [10-D][10-K][8-K] Disclosure:

Any inquiries related to this notification should be directed to [                       ], phone number:  [         ]; email address:  [                   ].

[NAME OF PARTY],

as [role]

By: __________________________

Name:

Title:

EXHIBIT M

[RESERVED]

EXHIBIT N

REQUEST FOR RELEASE OF DOCUMENTS

To:

Wells Fargo Bank, N.A.

24 Executive Park

Suite 100

Irvine, California  92614

Attn:   Inventory Control

Re:

Custodial Agreement dated as of June 1, 2007, among The Bank of New York, as Trustee, Nationstar Mortgage LLC, as Servicer, Wells Fargo Bank, N.A., as Securities Administrator and as Custodian

In connection with the administration of the Mortgage Loans held by you as Custodian for the Owner pursuant to the above-captioned Custody Agreement, we request the release, and hereby acknowledge receipt, of the Custodian’s Mortgage File for the Mortgage Loan described below, for the reason indicated.

Mortgage Loan Number:

Mortgagor Name, Address & Zip Code:

Reason for Requesting Documents (check one):

_______

1.

Mortgage Paid in Full

_______

2.

Foreclosure

_______

3.

Substitution

_______

4.

Other Liquidation (Repurchases, etc.)

_______

5.

Nonliquidation

Reason:____________________________________

Address to which Custodian should

Deliver the Custodian’s Mortgage File:         __________________________________________

__________________________________________

__________________________________________

By:_______________________________________

            (authorized signer)

Issuer:_____________________________________

Address:___________________________________

  ___________________________________

Date:______________________________________

Custodian

Wells Fargo Bank, N.A.

Please acknowledge the execution of the above request by your signature and date below:

____________________________________

_________________

Signature

Date

Documents returned to Custodian:

____________________________________

_________________

Custodian

Date

EXHIBIT O

FORM OF SERVICER INFORMATION

The following information will be e-mailed by the Servicer to the Securities Administrator, the Master Servicer and the Depositor in accordance with Section 8.08(e):

	Standard Loan Level File Layout – Master Servicing

Exhibit 1: Layout
Column Name	Description	Decimal	Format Comment	Max Size
Each file requires the following fields:
SER_INVESTOR_NBR	A value assigned by the Servicer to define a group of loans.		Text up to 20 digits	20
LOAN_NBR	A unique identifier assigned to each loan by the investor.		Text up to 10 digits	10
SERVICER_LOAN_NBR	A unique number assigned to a loan by the Servicer. This may be different than the LOAN_NBR.		Text up to 10 digits	10
SCHED_PAY_AMT	Scheduled monthly principal and scheduled interest payment that a borrower is expected to pay, P&I constant.	2	No commas(,) or dollar signs ($)	11
NOTE_INT_RATE	The loan interest rate as reported by the Servicer.	4	Max length of 6	6
NET_INT_RATE	The loan gross interest rate less the service fee rate as reported by the Servicer.	4	Max length of 6	6
SERV_FEE_RATE	The servicer's fee rate for a loan as reported by the Servicer.	4	Max length of 6	6
SERV_FEE_AMT	The servicer's fee amount for a loan as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
NEW_PAY_AMT	The new loan payment amount as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
NEW_LOAN_RATE	The new loan rate as reported by the Servicer.	4	Max length of 6	6
ARM_INDEX_RATE	The index the Servicer is using to calculate a forecasted rate.	4	Max length of 6	6
ACTL_BEG_PRIN_BAL	The borrower's actual principal balance at the beginning of the processing cycle.	2	No commas(,) or dollar signs ($)	11
ACTL_END_PRIN_BAL	The borrower's actual principal balance at the end of the processing cycle.	2	No commas(,) or dollar signs ($)	11
BORR_NEXT_PAY_DUE_DATE	The date at the end of processing cycle that the borrower's next payment is due to the Servicer, as reported by Servicer.		MM/DD/YYYY	10
SERV_CURT_AMT_1	The first curtailment amount to be applied.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_DATE_1	The curtailment date associated with the first curtailment amount.		MM/DD/YYYY	10
CURT_ADJ_ AMT_1	The curtailment interest on the first curtailment amount, if applicable.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_AMT_2	The second curtailment amount to be applied.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_DATE_2	The curtailment date associated with the second curtailment amount.		MM/DD/YYYY	10
CURT_ADJ_ AMT_2	The curtailment interest on the second curtailment amount, if applicable.	2	No commas(,) or dollar signs ($)	11

Exhibit 1: Continued	Standard Loan Level File Layout
Column Name	Description	Decimal	Format Comment	Max Size
SERV_CURT_AMT_3	The third curtailment amount to be applied.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_DATE_3	The curtailment date associated with the third curtailment amount.		MM/DD/YYYY	10
CURT_ADJ_AMT_3	The curtailment interest on the third curtailment amount, if applicable.	2	No commas(,) or dollar signs ($)	11
PIF_AMT	The loan "paid in full" amount as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
PIF_DATE	The paid in full date as reported by the Servicer.		MM/DD/YYYY	10
ACTION_CODE	The standard FNMA numeric code used to indicate the default/delinquent status of a particular loan.		Action Code Key: 15=Bankruptcy, 30=Foreclosure, , 60=PIF, 63=Substitution, 65=Repurchase,70=REO	2
INT_ADJ_AMT	The amount of the interest adjustment as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
SOLDIER_SAILOR_ADJ_AMT	The Soldier and Sailor Adjustment amount, if applicable.	2	No commas(,) or dollar signs ($)	11
NON_ADV_LOAN_AMT	The Non Recoverable Loan Amount, if applicable.	2	No commas(,) or dollar signs ($)	11
LOAN_LOSS_AMT	The amount the Servicer is passing as a loss, if applicable.	2	No commas(,) or dollar signs ($)	11
Plus the following applicable fields:
SCHED_BEG_PRIN_BAL	The scheduled outstanding principal amount due at the beginning of the cycle date to be passed through to investors.	2	No commas(,) or dollar signs ($)	11
SCHED_END_PRIN_BAL	The scheduled principal balance due to investors at the end of a processing cycle.	2	No commas(,) or dollar signs ($)	11
SCHED_PRIN_AMT	The scheduled principal amount as reported by the Servicer for the current cycle -- only applicable for Scheduled/Scheduled Loans.	2	No commas(,) or dollar signs ($)	11
SCHED_NET_INT	The scheduled gross interest amount less the service fee amount for the current cycle as reported by the Servicer -- only applicable for Scheduled/Scheduled Loans.	2	No commas(,) or dollar signs ($)	11
ACTL_PRIN_AMT	The actual principal amount collected by the Servicer for the current reporting cycle -- only applicable for Actual/Actual Loans.	2	No commas(,) or dollar signs ($)	11
ACTL_NET_INT	The actual gross interest amount less the service fee amount for the current reporting cycle as reported by the Servicer -- only applicable for Actual/Actual Loans.	2	No commas(,) or dollar signs ($)	11
PREPAY_PENALTY_ AMT	The penalty amount received when a borrower prepays on his loan as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
PREPAY_PENALTY_ WAIVED	The prepayment penalty amount for the loan waived by the servicer.	2	No commas(,) or dollar signs ($)	11

Exhibit 1: Continued	Standard Loan Level File Layout
Column Name	Description	Decimal	Format Comment	Max Size
MOD_DATE	The Effective Payment Date of the Modification for the loan.		MM/DD/YYYY	10
MOD_TYPE	The Modification Type.		Varchar - value can be alpha or numeric	30
DELINQ_P&I_ADVANCE_AMT	The current outstanding principal and interest advances made by Servicer.	2	No commas(,) or dollar signs ($)	11
BREACH_FLAG	Flag to indicate if the repurchase of a loan is due to a breach of Representations and Warranties		Y=Breach N=NO Breach Let blank if N/A	1

Section 2. Delinquency Reporting
Installments Delinquent
Total No.	Total No.				In	Real Estate	Total Dollar
of	of	30-	60-	90 or more	Foreclosure	Owned	Amount of
Loans	Delinquencies	Days	Days	Days	(Optional)	(Optional)	Delinquencies
0	0	0	0	0	0	0	$0.00

	PREPAYMENT PENALTY AMT PAID BY SERVICER	0	$0.00
	PREPAYMENT PENALTY PAID BY BORROWER	0	$0.00
	DELINQUENCY P&I AMOUNT	0	$0.00
	CORPORATE ADVANCE AMOUNT	0	$0.00
	ESCROW ADVANCE AMOUNT	0	$0.00

Exhibit 2: Monthly Summary Report by Single Investor
MONTHLY SUMMARY REPORT
For Month Ended: mm/dd/yyyy			Servicer Name
Prepared by: _____________________________			Investor Nbr

Section 1. Remittances and Ending Balances - Required Data
Beginning	Ending	Total Monthly	Total Ending Unpaid		Total Monthly Principal
Loan Count	Loan Count	Remittance Amount	Principal Balance		Balance
0	0	$0.00	$0.00		$0.00
Principal Calculation
1. Monthly Principal Due+		$0.00
2. Current Curtailments+		$0.00
3. Liquidations+		$0.00
4. Other (attach explanation)+$0.00
5. Principal Due						$0.00
6. Interest (reported "gross")+$0.00
7. Interest Adjustments on Curtailments+$0.00
8. Servicing Fees -$0.00
9. Other Interest (attach explanation)+$0.00
10. Interest Due		(need to subtract ser fee)				$0.00
Remittance Calculation
11. Total Principal and Interest Due (lines 5+10)+$0.00
12. Reimbursement of Non-Recoverable Advances-$0.00
13. Total Realized gains +$0.00
14. Total Realized Losses-$0.00
15. Total Prepayment Penalties+$0.00
16. Total Non-Supported Compensating Interest-$0.00
17. Other (attach explanation)						$0.00
18. Net Funds Due on or before Remittance Date$$0.00

Section 2. Delinquency Report - Optional Data for Loan Accounting
Installments Delinquent
Total No.	Total No.				In	Real Estate	Total Dollar
of	of	30-	60-	90 or more	Foreclosure	Owned	Amount of
Loans	Delinquencies	Days	Days	Days	(Optional)	(Optional)	Delinquencies	Section 3 REG AB Summary Reporting - Report all applicable fields
0	0	0	0	0	0	0	$0.00	REG AB FIELDS	LOAN COUNT	BALANCE
								PREPAYMENT PENALTY AMT	0	$0.00
								PREPAYMENT PENALTY AMT WAIVED	0	$0.00
								PREPAYMENT PENALTY AMT PAID BY SERVICER	0	$0.00
								PREPAYMENT PENALTY PAID BY BORROWER	0	$0.00
								DELINQUENCY P&I AMOUNT	0	$0.00
								CORPORATE ADVANCE AMOUNT	0	$0.00
								ESCROW ADVANCE AMOUNT	0	$0.00

Exhibit 2: Monthly Summary Report by Single Investor
MONTHLY SUMMARY REPORT
Section 1. Remittances and Ending Balances - Required Data
Beginning	Ending	Total Monthly	Total Ending Unpaid		Total Monthly Principal
Loan Count	Loan Count	Remittance Amount	Principal Balance		Balance
0	0	$0.00	$0.00		$0.00
Principal Calculation
1. Monthly Principal Due+		$0.00
2. Current Curtailments+		$0.00
3. Liquidations+		$0.00
4. Other (attach explanation)+$0.00
5. Principal Due						$0.00
6. Interest (reported "gross")+$0.00
7. Interest Adjustments on Curtailments+$0.00
8. Servicing Fees -$0.00
9. Other Interest (attach explanation)+$0.00
10. Interest Due		(need to subtract ser fee)				$0.00
Remittance Calculation
11. Total Principal and Interest Due (lines 5+10)+$0.00
12. Reimbursement of Non-Recoverable Advances-$0.00
13. Total Realized gains +$0.00
14. Total Realized Losses-$0.00
15. Total Prepayment Penalties+$0.00
16. Total Non-Supported Compensating Interest-$0.00
17. Other (attach explanation)						$0.00
18. Net Funds Due on or before Remittance Date$$0.00

Exhibit 2: Monthly Summary Report by Single Investor
MONTHLY SUMMARY REPORT - Continued					continued

Section 2. Delinquency Report - Optional Data for Loan Accounting
Installments Delinquent
Total No.	Total No.				In	Real Estate	Total Dollar
of	of	30-	60-	90 or more	Foreclosure	Owned	Amount of
Loans	Delinquencies	Days	Days	Days	(Optional)	(Optional)	Delinquencies	Section 3. REG AB Summary Reporting - REPORT ALL APPLICABLE FIELDS
0	0	0	0	0	0	0	$0.00	REG AB FIELDS	LOAN COUNT	BALANCE
								PREPAYMENT PENALTY AMT	0	$0.00
								PREPAYMENT PENALTY AMT WAIVED	0	$0.00
								DELINQUENCY P&I AMOUNT	0	$0.00

Exhibit 2: Monthly Summary Report by Single Investor
MONTHLY SUMMARY REPORT
Section 1. Remittances and Ending Balances - Required Data
Beginning	Ending	Total Monthly	Total Ending Unpaid		Total Monthly Principal
Loan Count	Loan Count	Remittance Amount	Principal Balance		Balance
0	0	$0.00	$0.00		$0.00
Principal Calculation
1. Monthly Principal Due+		$0.00
2. Current Curtailments+		$0.00
3. Liquidations+		$0.00
4. Other (attach explanation)+$0.00
5. Principal Due						$0.00
6. Interest (reported "gross")+$0.00
7. Interest Adjustments on Curtailments+$0.00
8. Servicing Fees -$0.00
9. Other Interest (attach explanation)+$0.00
10. Interest Due		(need to subtract ser fee)				$0.00
Remittance Calculation
11. Total Principal and Interest Due (lines 5+10)+$0.00
12. Reimbursement of Non-Recoverable Advances-$0.00
13. Total Realized gains +$0.00
14. Total Realized Losses-$0.00
15. Total Prepayment Penalties+$0.00
16. Total Non-Supported Compensating Interest-$0.00
17. Other (attach explanation)						$0.00
18. Net Funds Due on or before Remittance Date$$0.00

Exhibit  : Standard File Layout – Delinquency Reporting

  *The column/header names in bold are the minimum fields Wells Fargo must receive from every Servicer

Column/Header Name	Description	Decimal	Format Comment
SERVICER_LOAN_NBR	A unique number assigned to a loan by the Servicer. This may be different than the LOAN_NBR
LOAN_NBR	A unique identifier assigned to each loan by the originator.
CLIENT_NBR	Servicer Client Number
SERV_INVESTOR_NBR	Contains a unique number as assigned by an external servicer to identify a group of loans in their system.
BORROWER_FIRST_NAME	First Name of the Borrower.
BORROWER_LAST_NAME	Last name of the borrower.
PROP_ADDRESS	Street Name and Number of Property
PROP_STATE	The state where the property located.
PROP_ZIP	Zip code where the property is located.
BORR_NEXT_PAY_DUE_DATE	The date that the borrower's next payment is due to the servicer at the end of processing cycle, as reported by Servicer.		MM/DD/YYYY
LOAN_TYPE	Loan Type (i.e. FHA, VA, Conv)
BANKRUPTCY_FILED_DATE	The date a particular bankruptcy claim was filed.		MM/DD/YYYY
BANKRUPTCY_CHAPTER_CODE	The chapter under which the bankruptcy was filed.
BANKRUPTCY_CASE_NBR	The case number assigned by the court to the bankruptcy filing.
POST_PETITION_DUE_DATE	The payment due date once the bankruptcy has been approved by the courts		MM/DD/YYYY
BANKRUPTCY_DCHRG_DISM_DATE	The Date The Loan Is Removed From Bankruptcy. Either by Dismissal, Discharged and/or a Motion For Relief Was Granted.		MM/DD/YYYY
LOSS_MIT_APPR_DATE	The Date The Loss Mitigation Was Approved By The Servicer		MM/DD/YYYY
LOSS_MIT_TYPE	The Type Of Loss Mitigation Approved For A Loan Such As;
LOSS_MIT_EST_COMP_DATE	The Date The Loss Mitigation /Plan Is Scheduled To End/Close		MM/DD/YYYY
LOSS_MIT_ACT_COMP_DATE	The Date The Loss Mitigation Is Actually Completed		MM/DD/YYYY
FRCLSR_APPROVED_DATE	The date DA Admin sends a letter to the servicer with instructions to begin foreclosure proceedings.		MM/DD/YYYY
ATTORNEY_REFERRAL_DATE	Date File Was Referred To Attorney to Pursue Foreclosure		MM/DD/YYYY
FIRST_LEGAL_DATE	Notice of 1st legal filed by an Attorney in a Foreclosure Action		MM/DD/YYYY
FRCLSR_SALE_EXPECTED_DATE	The date by which a foreclosure sale is expected to occur.		MM/DD/YYYY
FRCLSR_SALE_DATE	The actual date of the foreclosure sale.		MM/DD/YYYY
FRCLSR_SALE_AMT	The amount a property sold for at the foreclosure sale.	2	No commas(,) or dollar signs ($)
EVICTION_START_DATE	The date the servicer initiates eviction of the borrower.		MM/DD/YYYY
EVICTION_COMPLETED_DATE	The date the court revokes legal possession of the property from the borrower.		MM/DD/YYYY
LIST_PRICE	The price at which an REO property is marketed.	2	No commas(,) or dollar signs ($)
LIST_DATE	The date an REO property is listed at a particular price.		MM/DD/YYYY
OFFER_AMT	The dollar value of an offer for an REO property.	2	No commas(,) or dollar signs ($)
OFFER_DATE_TIME	The date an offer is received by DA Admin or by the Servicer.		MM/DD/YYYY
REO_CLOSING_DATE	The date the REO sale of the property is scheduled to close.		MM/DD/YYYY
REO_ACTUAL_CLOSING_DATE	Actual Date Of REO Sale		MM/DD/YYYY
OCCUPANT_CODE	Classification of how the property is occupied.
PROP_CONDITION_CODE	A code that indicates the condition of the property.
PROP_INSPECTION_DATE	The date a property inspection is performed.		MM/DD/YYYY
APPRAISAL_DATE	The date the appraisal was done.		MM/DD/YYYY
CURR_PROP_VAL	The current "as is" value of the property based on brokers price opinion or appraisal.	2
REPAIRED_PROP_VAL	The amount the property would be worth if repairs are completed pursuant to a broker's price opinion or appraisal.	2
If applicable:
DELINQ_STATUS_CODE	FNMA Code Describing Status of Loan
DELINQ_REASON_CODE	The circumstances which caused a borrower to stop paying on a loan. Code indicates the reason why the loan is in default for this cycle.
MI_CLAIM_FILED_DATE	Date Mortgage Insurance Claim Was Filed With Mortgage Insurance Company.		MM/DD/YYYY
MI_CLAIM_AMT	Amount of Mortgage Insurance Claim Filed		No commas(,) or dollar signs ($)
MI_CLAIM_PAID_DATE	Date Mortgage Insurance Company Disbursed Claim Payment		MM/DD/YYYY
MI_CLAIM_AMT_PAID	Amount Mortgage Insurance Company Paid On Claim	2	No commas(,) or dollar signs ($)
POOL_CLAIM_FILED_DATE	Date Claim Was Filed With Pool Insurance Company		MM/DD/YYYY
POOL_CLAIM_AMT	Amount of Claim Filed With Pool Insurance Company	2	No commas(,) or dollar signs ($)
POOL_CLAIM_PAID_DATE	Date Claim Was Settled and The Check Was Issued By The Pool Insurer		MM/DD/YYYY
POOL_CLAIM_AMT_PAID	Amount Paid On Claim By Pool Insurance Company	2	No commas(,) or dollar signs ($)
FHA_PART_A_CLAIM_FILED_DATE	Date FHA Part A Claim Was Filed With HUD		MM/DD/YYYY
FHA_PART_A_CLAIM_AMT	Amount of FHA Part A Claim Filed	2	No commas(,) or dollar signs ($)
FHA_PART_A_CLAIM_PAID_DATE	Date HUD Disbursed Part A Claim Payment		MM/DD/YYYY
FHA_PART_A_CLAIM_PAID_AMT	Amount HUD Paid on Part A Claim	2	No commas(,) or dollar signs ($)
FHA_PART_B_CLAIM_FILED_DATE	Date FHA Part B Claim Was Filed With HUD		MM/DD/YYYY
FHA_PART_B_CLAIM_AMT	Amount of FHA Part B Claim Filed	2	No commas(,) or dollar signs ($)
FHA_PART_B_CLAIM_PAID_DATE	Date HUD Disbursed Part B Claim Payment		MM/DD/YYYY
FHA_PART_B_CLAIM_PAID_AMT	Amount HUD Paid on Part B Claim	2	No commas(,) or dollar signs ($)
VA_CLAIM_FILED_DATE	Date VA Claim Was Filed With the Veterans Admin		MM/DD/YYYY
VA_CLAIM_PAID_DATE	Date Veterans Admin. Disbursed VA Claim Payment		MM/DD/YYYY
VA_CLAIM_PAID_AMT	Amount Veterans Admin. Paid on VA Claim	2	No commas(,) or dollar signs ($)
MOTION_FOR_RELIEF_DATE	The date the Motion for Relief was filed	10	MM/DD/YYYY
FRCLSR_BID_AMT	The foreclosure sale bid amount	11	No commas(,) or dollar signs ($)
FRCLSR_SALE_TYPE	The foreclosure sales results: REO, Third Party, Conveyance to HUD/VA
REO_PROCEEDS	The net proceeds from the sale of the REO property.		No commas(,) or dollar signs ($)
BPO_DATE	The date the BPO was done.
CURRENT_FICO	The current FICO score
HAZARD_CLAIM_FILED_DATE	The date the Hazard Claim was filed with the Hazard Insurance Company.	10	MM/DD/YYYY
HAZARD_CLAIM_AMT	The amount of the Hazard Insurance Claim filed.	11	No commas(,) or dollar signs ($)
HAZARD_CLAIM_PAID_DATE	The date the Hazard Insurance Company disbursed the claim payment.	10	MM/DD/YYYY
HAZARD_CLAIM_PAID_AMT	The amount the Hazard Insurance Company paid on the claim.	11	No commas(,) or dollar signs ($)
ACTION_CODE	Indicates loan status		Number
NOD_DATE			MM/DD/YYYY
NOI_DATE			MM/DD/YYYY
ACTUAL_PAYMENT_PLAN_START_DATE			MM/DD/YYYY
ACTUAL_PAYMENT_ PLAN_END_DATE
ACTUAL_REO_START_DATE			MM/DD/YYYY
REO_SALES_PRICE			Number
REALIZED_LOSS/GAIN	As defined in the Servicing Agreement		Number

Exhibit 2: Standard File Codes – Delinquency Reporting

The Loss Mit Type field should show the approved Loss Mitigation Code as follows:

•

ASUM-

Approved Assumption

•

BAP-

Borrower Assistance Program

•

CO-

   Charge Off

•

DIL-

   Deed-in-Lieu

•

FFA-

   Formal Forbearance Agreement

•

MOD-

   Loan Modification

•

PRE-

   Pre-Sale

•

SS-

   Short Sale

•

MISC-

Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards.  If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The Occupant Code field should show the current status of the property code as follows:

•

Mortgagor

•

Tenant

•

Unknown

•

Vacant

The Property Condition field should show the last reported condition of the property as follows:

•

Damaged

•

Excellent

•

Fair

•

Gone

•

Good

•

Poor

•

Special Hazard

•

Unknown

Exhibit 2: Standard File Codes – Delinquency Reporting, Continued

The FNMA Delinquent Reason Code field should show the Reason for Delinquency as follows:

Delinquency Code	Delinquency Description
001	FNMA-Death of principal mortgagor
002	FNMA-Illness of principal mortgagor
003	FNMA-Illness of mortgagor’s family member
004	FNMA-Death of mortgagor’s family member
005	FNMA-Marital difficulties
006	FNMA-Curtailment of income
007	FNMA-Excessive Obligation
008	FNMA-Abandonment of property
009	FNMA-Distant employee transfer
011	FNMA-Property problem
012	FNMA-Inability to sell property
013	FNMA-Inability to rent property
014	FNMA-Military Service
015	FNMA-Other
016	FNMA-Unemployment
017	FNMA-Business failure
019	FNMA-Casualty loss
022	FNMA-Energy environment costs
023	FNMA-Servicing problems
026	FNMA-Payment adjustment
027	FNMA-Payment dispute
029	FNMA-Transfer of ownership pending
030	FNMA-Fraud
031	FNMA-Unable to contact borrower
INC	FNMA-Incarceration

Exhibit 2: Standard File Codes – Delinquency Reporting, Continued

The FNMA Delinquent Status Code field should show the Status of Default as follows:

Status Code	Status Description
09	Forbearance
17	Pre-foreclosure Sale Closing Plan Accepted
24	Government Seizure
26	Refinance
27	Assumption
28	Modification
29	Charge-Off
30	Third Party Sale
31	Probate
32	Military Indulgence
43	Foreclosure Started
44	Deed-in-Lieu Started
49	Assignment Completed
61	Second Lien Considerations
62	Veteran’s Affairs-No Bid
63	Veteran’s Affairs-Refund
64	Veteran’s Affairs-Buydown
65	Chapter 7 Bankruptcy
66	Chapter 11 Bankruptcy
67	Chapter 13 Bankruptcy

Exhibit   : Calculation of Realized Loss/Gain Form 332– Instruction Sheet

NOTE:  Do not net or combine items.  Show all expenses individually and all credits as separate line items.  Claim packages are due on the remittance report date.  Late submissions may result in claims not being passed until the following month.  The Servicer is responsible to remit all funds pending loss approval and /or resolution of any disputed items.

(a)

(b)

The numbers on the 332 form correspond with the numbers listed below.

Liquidation and Acquisition Expenses:

1.

The Actual Unpaid Principal Balance of the Mortgage Loan.  For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

2.

The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

3.

Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

4-12.

Complete as applicable.  Required documentation:

*  For taxes and insurance advances – see page 2 of 332 form - breakdown required showing period of coverage, base tax, interest, penalty.  Advances prior to default require evidence of servicer efforts to recover advances.

 *  For escrow advances - complete payment history

    (to calculate advances from last positive escrow balance forward)

*  Other expenses -  copies of corporate advance history showing all payments

*  REO repairs > $1500 require explanation

*  REO repairs >$3000 require evidence of at least 2 bids.

*  Short Sale or Charge Off require P&L supporting the decision and WFB’s approved Officer Certificate

*  Unusual or extraordinary items may require further documentation.

13.

The total of lines 1 through 12.

(c)

Credits:

14-21.

Complete as applicable.  Required documentation:

* Copy of the HUD 1 from the REO sale.  If a 3rd Party Sale, bid instructions and Escrow Agent / Attorney

   Letter of Proceeds Breakdown.

*  Copy of EOB for any MI or gov't guarantee

*  All other credits need to be clearly defined on the 332 form

22.

The total of lines 14 through 21.

Please Note:

For HUD/VA loans, use line (18a) for Part A/Initial proceeds and line (18b) for Part B/Supplemental proceeds.

Total Realized Loss (or Amount of Any Gain)

23.

The total derived from subtracting line 22 from 13.  If the amount represents a realized gain, show the amount in parenthesis (   ).

Exhibit 3A: Calculation of Realized Loss/Gain Form 332

Prepared by:  __________________

Date:  _______________

Phone:  ______________________   Email Address:_____________________

Servicer Loan No.	Servicer Name	Servicer Address

WELLS FARGO BANK, N.A. Loan No._____________________________

Borrower's Name: _________________________________________________________

Property Address: _________________________________________________________

Liquidation Type:  REO Sale

 3rd Party Sale

Short Sale

Charge Off

Was this loan granted a Bankruptcy deficiency or cramdown

Yes

    No

If “Yes”, provide deficiency or cramdown amount _______________________________

Liquidation and Acquisition Expenses:

(1)

Actual Unpaid Principal Balance of Mortgage Loan

$ ______________

(1)

(2)

Interest accrued at Net Rate

 ________________

(2)

(3)

Accrued Servicing Fees

 ________________

(3)

(4)

Attorney's Fees

 ________________

(4)

(5)

Taxes (see page 2)

 ________________

(5)

(6)

Property Maintenance

________________

(6)

(7)

MI/Hazard Insurance Premiums (see page 2)

 ________________

(7)

(8)

Utility Expenses

 ________________

(8)

(9)

Appraisal/BPO

 ________________

(9)

(10)

Property Inspections

 ________________

(10)

(11)

FC Costs/Other Legal Expenses

 ________________

(11)

(12)

Other (itemize)

 ________________

(12)

Cash for Keys__________________________

 ________________

(12)

HOA/Condo Fees_______________________

 ________________

(12)

______________________________________

 ________________

(12)

Total Expenses

$ _______________

(13)

Credits:

(14)

Escrow Balance

$ _______________

(14)

(15)

HIP Refund

________________

(15)

(16)

Rental Receipts

________________

(16)

(17)

Hazard Loss Proceeds

________________

(17)

(18)

Primary Mortgage Insurance / Gov’t Insurance

________________

(18a) HUD Part A

________________           (18b) HUD Part B

(19)

Pool Insurance Proceeds

________________

(19)

(20)

Proceeds from Sale of Acquired Property

________________

(20)

(21)

Other (itemize)

________________

(21)

_________________________________________

________________

(21)

Total Credits

$________________

(22)

Total Realized Loss (or Amount of Gain)

$________________

(23)

Escrow Disbursement Detail

Type (Tax /Ins.)	Date Paid	Period of Coverage	Total Paid	Base Amount	Penalties	Interest

EXHIBIT P

[RESERVED]

EXHIBIT Q-1

FORM OF ANNUAL CERTIFICATION

Re:

The Pooling And Servicing Agreement, dated as of June 1, 2007 (the “Agreement”), by and among Nationstar Funding LLC, as depositor (the “Depositor”), Nationstar Mortgage LLC (“Nationstar Mortgage”), as seller and as servicer (in its capacity as the seller, the “Seller” and in its capacity as servicer, the “Servicer”), Wells Fargo Bank, N.A., as master servicer and securities administrator and The Bank of New York, as trustee (the “Trustee”).

I, ________________________________, the _______________________ of [NAME OF COMPANY], certify to the Depositor, the Master Servicer, the Trustee, the Securities Administrator, and their officers, with the knowledge and intent that they will rely upon this certification, that:

(1)

I have reviewed (i) the servicer compliance statement of the Company provided in accordance with Section 12.05 of the Pooling and Servicing Agreement (the “Compliance Statement”), (ii) the report on assessment of the Company’s compliance with the servicing criteria provided in accordance with Section 12.06 of the Pooling and Servicing Agreement, (iii) the registered public accounting firm’s attestation report provided in accordance with Section 12.07 of the Pooling and Servicing Agreement (the “Attestation Report”), and all servicing reports, officer’s certificates and other information relating to the servicing of the Home Equity Mortgage Loans by the Company during 200[ ] that were delivered by the Company to the Securities Administrator pursuant to the Agreement (collectively, the “Company Servicing Information”);

(2)

Based on my knowledge, the Company Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Company Servicing Information;

(3)

Based on my knowledge, all of the Company Servicing Information required to be provided by the Company under the Agreement has been provided to the Securities Administrator;

(4)

I am responsible for reviewing the activities performed by the Company as servicer under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement, the Servicing Assessment or the Attestation Report, the Company has fulfilled its obligations under the Agreement in all material respects; and

(5)

The Compliance Statement required to be delivered by the Company pursuant to the Agreement, and the Servicing Assessment and Attestation Report required to be provided by the Company and by any Subservicer or Subcontractor pursuant to the Agreement, have been provided to Securities Administrator.  Any material instances of noncompliance described in such reports have been disclosed to Securities Administrator.  Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.

By:

________________________________

Name:

Title

Date:

 EXHIBIT Q-1

FORM OF ANNUAL CERTIFICATION

Re:

The Pooling And Servicing Agreement, dated as of June 1, 2007 (the “Agreement”), by and among Nationstar Funding LLC, as depositor (the “Depositor”), Nationstar Mortgage LLC (“Nationstar Mortgage”), as seller and as servicer (in its capacity as the seller, the “Seller” and in its capacity as servicer, the “Servicer”), Wells Fargo Bank, N.A., as master servicer and securities administrator and The Bank of New York, as trustee (the “Trustee”).

I, ________________________________, the _______________________ of [NAME OF COMPANY], certify to the Depositor, the Master Servicer, the Trustee, the Securities Administrator, and their officers, with the knowledge and intent that they will rely upon this certification, that:

(1)

I have reviewed the servicer compliance statement of the Company provided in accordance with Item 1123 of Regulation AB (the “Compliance Statement”), the Annual Independent Public Accountants’ Servicing Report (as defined in the Agreement), and all servicing reports, officer’s certificates and other information relating to the servicing of the Mortgage Loans by the Company during 200[ ] that were delivered by the Company to the [Depositor] [Master Servicer] [Securities Administrator] [Trustee] pursuant to the Agreement (collectively, the “Company Servicing Information”);

(2)

Based on my knowledge, the Company Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Company Servicing Information;

(3)

Based on my knowledge, all of the Company Servicing Information required to be provided by the Company under the Agreement has been provided to the [Depositor] [Master Servicer] [Securities Administrator] [Trustee];

(4)

I am responsible for reviewing the activities performed by the Company as servicer under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement and the Annual Independent Public Accountants’ Servicing Report, the Company has fulfilled its obligations under the Agreement in all material respects; and

(5)

The Compliance Statement required to be delivered by the Company pursuant to the Agreement, and the Annual Independent Public Accountants’ Servicing Report required to be provided by the Company and by any Subservicer and Subcontractor pursuant to the Agreement, have been provided to the [Depositor] [Master Servicer].  Any material instances of noncompliance described in such reports have been disclosed to the [Depositor] [Master Servicer]. Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.

Date: __________________________

By: __________________________
Name:
Title:

EXHIBIT R

SWAP AGREEMENT

Available upon request.

EXHIBIT S

[RESERVED]

EXHIBIT T

[RESERVED]

EXHIBIT U

FORM OF SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE STATEMENT*

SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE STATEMENT

	Reg. AB Item 1122(d) Servicing Criteria	Depositor	Seller	Servicer	Master Servicer/ Securities Administrator	Custodian
General Servicing Considerations
1122(d)(1)(i)	monitoring performance or other triggers and events of default			[X]	[X]
1122(d)(1)(ii)	monitoring performance of vendors of activities outsourced			[X]	[X]
1122(d)(1)(iii)	maintenance of back-up servicer for pool assets			[X]
1122(d)(1)(iv)	fidelity bond and E&O policies in effect			[X]	[X]
Cash Collection and Administration
1122(d)(2)(i)	timing of deposits to custodial account			[X]	[X]
1122(d)(2)(ii)	wire transfers to investors by authorized personnel			[X]	[X]
1122(d)(2)(iii)	advances or guarantees made, reviewed and approved as required			[X]	[X]
1122(d)(2)(iv)	accounts maintained as required			[X]	[X]
1122(d)(2)(v)	accounts at federally insured depository institutions			[X]	[X](1)
1122(d)(2)(vi)	unissued checks safeguarded			[X]	[X]
1122(d)(2)(vii)	monthly reconciliations of accounts			[X]	[X]
Investor Remittances and Reporting
1122(d)(3)(i)	investor reports			[X]	[X]
1122(d)(3)(ii)	remittances			[X]	[X]
1122(d)(3)(iii)	proper posting of distributions			[X]	[X]
1122(d)(3)(iv)	reconciliation of remittances and payment statements			[X]	[X]
Pool Asset Administration
1122(d)(4)(i)	maintenance of pool collateral			[X]		[X]
1122(d)(4)(ii)	safeguarding of pool assets/documents			[X]		[X]
1122(d)(4)(iii)	additions, removals and substitutions of pool assets	[X]	[X]	[X]
1122(d)(4)(iv)	posting and allocation of pool asset payments to pool assets			[X]
1122(d)(4)(v)	reconciliation of servicer records			[X]
1122(d)(4)(vi)	modifications or other changes to terms of pool assets			[X]
1122(d)(4)(vii)	loss mitigation and recovery actions			[X]
1122(d)(4)(viii)	records regarding collection efforts			[X]
1122(d)(4)(ix)	adjustments to variable interest rates on pool assets			[X]
1122(d)(4)(x)	matters relating to funds held in trust for obligors			[X]
1122(d)(4)(xi)	payments made on behalf of obligors (such as for taxes or insurance)			[X]
1122(d)(4)(xii)	late payment penalties with respect to payments made on behalf of obligors			[X]
1122(d)(4)(xiii)	records with respect to payments made on behalf of obligors			[X]
1122(d)(4)(xiv)	recognition and recording of delinquencies, charge-offs and uncollectible accounts			[X]
1122(d)(4)(xv)	maintenance of external credit enhancement or other support	[X]	[X]

____________________

*  The descriptions of the Item 1122(d) servicing criteria use key words and phrases and are not verbatim recitations of the servicing criteria.  Refer to Regulation AB, Item 1122 for a full description of servicing criteria.

(1)  For 1122(d)(2)(v), the Securities Administrator needs to provide only if it is a “custodial account” for purposes of these servicing criteria.  Subject to further clarification from the Commission.

EXHIBIT V

[RESERVED]

EXHIBIT W

FORM OF SARBANES-OXLEY CERTIFICATION

SARBANES-OXLEY CERTIFICATION

Re:

The [

] agreement dated as of [

l, 200[ ] (the “Agreement”), among [IDENTIFY PARTIES]

I, ____________________________, the _______________________ of [NAME OF COMPANY] (the “Company”), certify to [the parties specified in the Pooling and Servicing Agreement], and their officers, with the knowledge and intent that they will rely upon this certification, that:

(1)

I have reviewed the servicer compliance statement of the Company provided in accordance with Item 1123 of Regulation AB (the “Compliance Statement”), the report on assessment of the Company’s compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB (the “Servicing Criteria”), provided in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Item 1122 of Regulation AB (the “Servicing Assessment”), the registered public accounting firm’s attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Section 1122(b) of Regulation AB (the “Attestation Report”), and all servicing reports, officer’s certificates and other information relating to the servicing of the Home Equity Loans by the Company during 200[ ] that were delivered by the Company to [the parties specified in the Pooling and Servicing Agreement] pursuant to the Agreement (collectively, the “Company Servicing Information”);

(2)

Based on my knowledge, the Company Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Company Servicing Information;

(3)

Based on my knowledge, all of the Company Servicing Information required to be provided by the Company under the Agreement has been provided to [the parties specified in the Pooling and Servicing Agreement];

(4)

I am responsible for reviewing the activities performed by the Company as servicer under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement, the Servicing Assessment or the Attestation Report, the Company has fulfilled its obligations under the Agreement in all material respects; and

(5)

The Compliance Statement required to be delivered by the Company pursuant to this Agreement, and the Servicing Assessment and Attestation Report required to be provided by the Company and by any Subservicer and Subcontractor pursuant to the Agreement, have been provided to [the parties specified in the Pooling and Servicing Agreement].  Any material instances of noncompliance described in such reports have been disclosed to the [the parties specified in the Pooling and Servicing Agreement]. Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.

Date: _________________________

By: _______________________________
Name:
Title: